     PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS ARE DESIGNATED "[***]."

     THIS FIXED POINT MICROWAVE SERVICES AGREEMENT is made and entered into as of the 17th day of September, 1997 (the "EFFECTIVE DATE"), by and between PathNet, Inc. ("PATHNET"), a Delaware corporation and KN Energy, Inc. ("INCUMBENT"), a Kansas corporation (collectively, the "PARTIES" and each, a "PARTY".

                                 W I T N E S S E T H:

     WHEREAS, PathNet is engaged in the business of creating high capacity, digital, microwave communications systems for purposes of marketing and selling the excess long distance telecommunications capacity created by such systems;

     WHEREAS, Incumbent is the owner and operator of an existing microwave telecommunications system; and

     WHEREAS, Incumbent desires to engage PathNet as, and PathNet desires to (i) install, manage, and operate a high capacity digital microwave system along Incumbent's current microwave paths and (ii) act as Incumbent's sole representative for the purpose of marketing and selling any Excess Capacity created by such high capacity digital microwave system.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

     SECTION 1.     DEFINITIONS.

     1.1 DEFINITIONS: As used in this Agreement, the following terms shall have the meanings indicated:

          1.1.1 1/0 MULTIPLEXER: Any device that multiplexes capacity between the DS-1 and the DS-0 levels.

          1.1.2 1 X 1: A microwave radio configuration consisting of a primary and a protect radio.

          1.1.3 AFFILIATE: With respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, "control" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

          1.1.4 AGREEMENT: This Fixed Point Microwave Services Agreement, including the Schedules and Exhibits attached hereto, as the same may be amended, supplemented or modified in accordance with the terms hereof.

          1.1.5     ALARM AND EVENT REPORT:  As defined in SECTION 7.7 of
     SCHEDULE A.

          1.1.6     AMENDED SCHEDULE B:  As defined in SECTION 18.15.

          1.1.7     ARBITRATION RULES:  As defined in SECTION 17.2.2.

          1.1.8     AS-BUILT DRAWING:  As defined in SECTION 4.1.4 of
     SCHEDULE A.

          1.1.9     ASSOCIATION:  As defined in SECTION 17.2.2.

          1.1.10    ASSIGNMENT DOCUMENTS:  As defined in SECTION 8.6.1.

          1.1.11 AVAILABLE EXCESS CAPACITY: The total PathNet Excess Capacity available (and not allocated) for use or sale on the System at any given time from Commissioning through the Expiration Date.

          1.1.12 AVERAGE SOLD EXCESS CAPACITY: The cumulative average of [(PathNet Excess Capacity - Available Excess Capacity)/PathNet Excess Capacity] taken as a percentage.

          1.1.13 BIT ERROR RATE: The number of received bits in error compared to the total number of bits received.

          1.1.14    BREACHING PARTY:  As defined in SECTION 17.1.2.

          1.1.15 BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which the banking institutions in either New York, New York, or the city and state in which the principal executive offices of PathNet within the United States are located, are not open for business.

          1.1.16 CAPACITY EXPANSION: An increase in telecommunication channels a System is able to transmit, receive and transport above those created by the installation of the Initial System, achieved by an addition to or change in equipment.

          1.1.17 CAPACITY EXPANSION SCHEDULE: As defined in SECTION 7.1 of SCHEDULE A.

          1.1.18 CERCLA: Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 6901 ET SEQ., as amended.

          1.1.19    CHANNEL PLAN:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.20 COMMISSIONING: With respect to each path or Segment, the date on which the circuits of such path or Segment are available for service after completion of all required site acceptance testing on the Initial System or any Capacity Expansion.

          1.1.21    CUSTOMER AGREEMENTS:  As defined in SECTION 9.8.1.

          1.1.22    CUTOVER PLAN:  As defined in SECTION 4.1.1 of SCHEDULE A.

          1.1.23 DS-0: 64,000 bits per second; The world-wide standard speed for digitizing one voice conversation using pulse code modulation, which is approximately equivalent to a single voice or data channel.

          1.1.24    DS-1:  24 DS-0's.

          1.1.25    DS-3:  672 DS-0's or 28 DS-1's.

          1.1.26    DEFICIENCY LIST:  As defined in SECTION 5.7 of SCHEDULE A.

          1.1.27    DISPUTE:  As defined in SECTION 17.2.1.

          1.1.28 DROP AND INSERT: That process wherein a part of the information carried in a transmission system is demodulated (dropped) at an intermediate point and different information is entered (inserted) for subsequent transmission.

          1.1.29 EFFECTIVE DATE: As defined in the introductory paragraph of this Agreement or the date of any AMENDED SCHEDULE B, as the context indicates.

          1.1.30 ERROR FREE SECOND: Any one-second interval that does not contain a measurable bit error.

          1.1.31 ENCUMBRANCES: Any security interests, mortgages, restrictions, liens, pledges, options, rights of first refusal and other encumbrances, as applicable, whether or not relating to the extension of credit or the borrowing of money. To "Encumber" shall mean to effect any Encumbrance.

          1.1.32 EQUIPMENT: Any and all digital microwave radios, radio components, cards, antennas, waveguides, multiplexers, software and other equipment or parts required for the operation of the System provided and installed by PathNet as set forth on EXHIBIT A-1 to SCHEDULE A.

          1.1.33 ERRORED SECONDS: Any one-second interval during which one or more bit errors occur.

          1.1.34    ESCROW AGREEMENT:  As defined in SECTION 4.1.5.

          1.1.35 EXCESS CAPACITY: The PathNet Excess Capacity and the Incumbent Excess Capacity.

          1.1.36 EXISTING SYSTEM INVENTORY: As defined in SECTION 1.1 of SCHEDULE A.

          1.1.37 EXPIRATION DATE: The date on which this Agreement and the rights and obligations hereunder are terminated or expire in accordance with SECTION 3.

          1.1.38 FAA: The Federal Aviation Administration, or any other Federal agency at the time administering tower registration requirements and regulations.

          1.1.39 FAILED SECOND: Any one-second interval that has 1,544 bit errors at a DS-1 rate.

          1.1.40 FACILITIES: Incumbent's towers, shelters, sites and all equipment owned by Incumbent relating to and used in association with such towers, shelters and sites for the purpose of operating the System.

          1.1.41 FCC: The Federal Communications Commission, or any other Federal agency at the time administering the Communications Act of 1934, as amended, the Telecommunications Act of 1996, as amended and the rules and regulations promulgated thereunder.

          1.1.42 FCC CODE: The Communications Act of 1934, as amended, the Telecommunications Act of 1996, as amended and the rules and regulations promulgated thereunder and related thereto.

          1.1.43    FIRST EXTENSION PERIOD:  As defined in SECTION 3.1.3.

          1.1.44    FORCE MAJEURE EVENT:  As defined in SECTION 16.3.

          1.1.45    FORM 415:  As defined in SECTION 10.1.1.

          1.1.46 FREQUENCY AVAILABILITY MODEL: As defined in SECTION 1.1 of SCHEDULE A.

          1.1.47 FREQUENCY DIVERSITY: A method of protecting a radio signal by providing a second radio signal on a different frequency, which will assume the radio signal load when the regular channel fails.

          1.1.48 GOVERNMENTAL AUTHORITY: Any nation or government, any state or other political subdivision thereof and any court, panel, judge, board, bureau, commission, agency or other entity, body or other person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          1.1.49 HAZARDOUS MATERIAL: Any material amount of any substance, matter or waste which is or becomes regulated by any Federal, state or local law, ordinance, order, rule, regulation, code or any government restrictions or requirement including, but not limited to, asbestos, petroleum products and "Hazardous Substances" and "Hazardous Wastes" (as such terms are defined in CERCLA and RCRA).

          1.1.50    INCUMBENT:  As defined in the introductory paragraph.

          1.1.51    INCUMBENT ESTIMATED COSTS:  As defined in SECTION 4.1.2.

          1.1.52    INCUMBENT ITEMS:  As defined in SECTION 4.1.1.

          1.1.53    INCUMBENT PAYMENT CAP:  As defined in SECTION 4.1.3.

          1.1.54    INCUMBENT DESIRED PATH:  As defined in SECTION 9.3.

          1.1.55    INCUMBENT EXCESS CAPACITY:  As defined in SECTION 9.1.2.

          1.1.56 INCUMBENT PROJECT FEE: The fee paid by Incumbent to PathNet for project development and management, as defined in SECTION 4.3.

          1.1.57    INCUMBENT REPRESENTATIVE:  As defined in SECTION 18.12.

          1.1.58 INITIAL SYSTEM: The initial system with a 1 x 1 configuration which is comprised of the first 84 DS-1's (which is equivalent to 2,040 DS-0's) of the System and the System's 84 DS-1 protect channels.

          1.1.59    INITIAL PERIOD:  As defined in SECTION 3.1.2.

          1.1.60 INTERCONNECTION: The point at which a private network is connected to (i) the PSTN, which can include IXC POPs, tandem access points, the central office, internet service providers, or major industrial customer points of presence or (ii) another private network.

          1.1.61 INTERFERENCE: Any measurable impairment in the performance of the System or the quality of the signals received or transmitted on the System.

          1.1.62 IXC: An inter-exchange carrier; a telephone company that provides long-distance telephone service between LATA's but not within any one LATA.

          1.1.63 JUDGMENT: Any order, judgment, writ, decree, award or other determination, decision or ruling of any court, judge, justice or magistrate, any other Governmental Authority or any arbitrator.

          1.1.64 LATA: Local Access and Transport Area; one of 161 local geographic areas in the United States within which a local telephone company may offer telecommunications services.

          1.1.65    LEASED PREMISES:  As defined in SECTION 5.1.


          1.1.66    LEASED PREMISES ENCUMBRANCE:  As defined in SECTION 5.10.

          1.1.67 LOSSES: Any and all losses, claims, fines, penalties, causes of action, judgments, assessments, damages, liabilities, expenses (including reasonable attorneys' and accountants' fees), assessments sustained, suffered or incurred arising from any matter.

          1.1.68 MAINTENANCE SERVICES AGREEMENT: The Maintenance Services Agreement, by and between PathNet and Incumbent, as the same may be amended from time to time in accordance with its terms.

          1.1.69 MATERIAL ADVERSE EFFECT: Any event, fact, circumstance or occurrence, which results or would result in a material adverse change in or a material adverse effect on any of: (i) the condition (financial or otherwise), business, performance, operations, properties, or prospects of such Person; (ii) the legality, validity or enforceability of this Agreement; or (iii) the ability of such Person to perform its material obligations under this Agreement.

          1.1.70    MODIFICATIONS SOW:  As defined in SECTION 2.1 of SCHEDULE A.

          1.1.71 NETWORK MONITORING CENTER: As defined in SECTION 7.5 of SCHEDULE A.

          1.1.72 NETWORK MANAGEMENT SYSTEM: As defined in SECTION 7.6 of SCHEDULE A.

          1.1.73    NON-BREACHING PARTY:  As defined in SECTION 17.1.2.

          1.1.74 OC-3 MULTIPLEXER: Any device that multiplexes capacity between the OC-3 and the DS-1 levels.

          1.1.75 ORDER WIRE: A service channel consisting of a 64,000 bit per second circuit between sites.

          1.1.76    OSHA:  The Occupational Safety and Health Act, as amended.

          1.1.77 OUTAGE: When the Bit Error Rate in each second is worse than 10-3 for a period of ten (10) consecutive seconds.

          1.1.78 PART 101: Part 101 of Title 47 of the Code of Federal Regulations, as amended.

          1.1.79    PARTY:  As defined in the introductory paragraph.

          1.1.80    PATH STUDIES:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.81    PATHNET:  As defined in the introductory paragraph.

          1.1.82    PATHNET ESTIMATED COSTS:  As defined in SECTION 4.4.2.

          1.1.83 PATHNET EXCESS CAPACITY: At any given time, the telecommunications channels or DS-0's that the System creates, transports and receives, less the capacity allocated to Incumbent and to the protect channels pursuant to the Channel Plan, as amended from time to time.

          1.1.84    PATHNET ITEMS:  As defined in SECTION 4.4.1.

          1.1.85 PATHNET SOFTWARE: The software (including applications software and systems software) owned or licensed from a third party by PathNet or owned and developed by PathNet used to provide the services covered in this Agreement.

          1.1.86    PCN:  A Prior Coordination Notice sent pursuant to Part 101.

          1.1.87 PERMITS: Any and all authorizations, approvals, consents, licenses, permits, easements, certificates and other rights and permissions necessary to conduct such Person's business and to own, lease and operate such Person's properties as currently conducted, owned, leased or operated.

          1.1.88 PERSON: An individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, or other entity of any kind or any Governmental Authority.

          1.1.89 POP: Point Of Presence; The interconnection between any two facilities based networks.

          1.1.90    PROGRESS REPORT:  As defined in SECTION 4.1.2 of SCHEDULE A.

          1.1.91 PRE-COMMISSIONING TEST EQUIPMENT: All equipment required for the testing required to be performed on the System pursuant to SECTION 5 of SCHEDULE A, including, but not limited to, all required digital volt meters, optical power meters, oscilloscopes, RF signal generators, noise figure meters, noise figure test sets, RF variable attenuators, DADE adjust cables, receiver card extenders and extension cords.

          1.1.92    PRELIMINARY CONSTRUCTION SCHEDULE:  As defined in SECTION
     1.1 of SCHEDULE A.

          1.1.93    PROJECT DRAWINGS:  As defined in SECTION 1.3 of SCHEDULE A.

          1.1.94 PROJECT MANAGEMENT PLAN: As defined in SECTION 4.1.1 of SCHEDULE A.

          1.1.95    PROJECT SCHEDULE:  As defined in SECTION 4.1.1 of
     SCHEDULE A.

          1.1.96 PROTECTION CONFIGURATION: An engineering plan under which channel capacity is protected either on a fully redundant basis or on a 1 x n protection basis.

          1.1.97    PSTN:  Publicly Switched Telephone Network.

          1.1.98    QUARTERLY REVENUE REPORT:  As defined in SECTION 9.10.

          1.1.99    RCRA:  Resource Conservation and Recovery Act, 42 U.S.C.
     Section 9601 ET SEQ., as amended.

          1.1.100 REQUIREMENT OF LAW: With respect to any Person, all Federal, state and local laws, rules, regulations, Judgments, injunctions, standards, codes, limitations, restrictions, conditions, prohibitions, notices, demands or other requirements or determinations of a court or other Governmental Authority or an arbitrator, applicable to or binding upon such Person, any of its property or any business conducted by it or to which such Person, any of its assets or any business conducted by it is subject.

                    1.1.101   REVENUE:  As defined in SECTION 9.11.4.

         1.1.102   SECOND EXTENSION PERIOD:  As defined in SECTION 3.1.4.

         1.1.103 SEGMENT: The portion of a microwave communications network existing between two geographic points. For purposes of this Agreement, Segment A is the portion of Incumbent's microwave communications network between Casper, Wyoming and Minden, Nebraska, as set forth in SCHEDULE B. Segment B is the portion of Incumbent's microwave communications network between Lisco, Nebraska and Lakewood, Colorado. The additional Segments added to the System pursuant to an AMENDED SCHEDULE B are identified as
    Segment C, Segment D, and Segment E, etc.

          1.1.104   SERVICES:  As defined in SECTION 7.1.

          1.1.105 SEVERELY ERRORED SECONDS: Any one second interval where the Bit Error Rate is greater than or equal to 1 x 10-3 at a DS-1 rate regardless of the cause of degradation affecting the channel error performance including, but not limited to, unprotected equipment failures and any other factors that contribute to poor performance.

          1.1.106 SONET: Synchronous Optical Network; a family of fiber-optic transmission rates from 51.84 Mbps to 13.22 Gbps, created to provide the flexibility needed to transport many digital signals with different capacities and to provide a standard to which manufacturers may design.

          1.1.107 SPACE DIVERSITY: Protection of a radio signal by providing a separate antenna on the same tower to assume the radio signal load when the regular transmission path on the primary antenna fades, thereby ensuring continuous transmission.

          1.1.108 SPARE PARTS: The equipment and parts provided by PathNet to Incumbent pursuant to the performance of Incumbent's obligations under the Maintenance Services Agreement.

          1.1.109   SPECIFICATIONS:  As defined in SECTION 7.2.

          1.1.110   STATION LOG BOOK:  As defined in SECTION 6.2 of SCHEDULE A.

          1.1.111 SUBCONTRACTORS: Any firm, corporation, or person working directly or indirectly for a company that furnishes or performs a portion of the work, labor or material.

          1.1.112 SWITCHED MOD SECTION: A section of network between two adjacent back-to-back terminals.

          1.1.113 SYSTEM: The high capacity digital SONET microwave radio equipment, antenna, waveguide, Facilities, Network Management System, all other equipment and materials related thereto, and FCC licenses and other licenses and Permits related thereof, operated for the purpose of transmitting, receiving and transporting telecommunications signals over Incumbent's Segments set forth on SCHEDULE B.

          1.1.114   SYSTEM BUDGET:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.115   SYSTEM DESIGN:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.116 TECHNOLOGY: Inventions, ideas, processes, formulas, and know-how.

          1.1.117   TOWER ANALYSIS:  As defined in SECTION 1.1 of SCHEDULE A.

          1.1.118   VENDOR CREDIT ASSURANCES:  As defined in SECTION 4.4.4.

          1.1.119 WAYSIDE CHANNELS: The additional DS-1 of telecommunications capacity within each radio beyond the base OC-3 capacity.


     1.2 TERMS GENERALLY. The definitions in SECTION 1.1 and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "herein," "hereof," "hereto" and "hereunder" and words of similar import refer to this Agreement (including the Schedules and Exhibits) in its entirety and not to any part hereto unless the context shall otherwise require. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein or unless the context shall otherwise require, any references as of any time to the "Certificate of Incorporation," "Articles of Incorporation," "charter," "organizational or constituent documents" or "Bylaws" of any Entity, to any agreement (including this Agreement) or other contract, instrument or document or to any agreement statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation to any corresponding provisions of successor statutes or regulations). Any reference in this Agreement to a "day" or number and "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.


SECTION 2.     RELATIONSHIP OF THE PARTIES.

     2.1 LESSEE, CONTRACTOR, REPRESENTATIVE AND NETWORK MANAGER. Incumbent shall appoint PathNet and PathNet shall serve in the following capacities during the term of this Agreement:

          (i) In the role of lessee, PathNet will lease space from Incumbent at Incumbent's sites and Facilities on which to build and operate the System. As consideration for such lease, PathNet will pay rent to Incumbent as set forth in SECTION 5.

          (ii) As an independent contractor, PathNet will perform analytical pre-design and design services, and install, test and ensure the performance of the System, as well as any upgrades to such System in accordance with the terms and conditions set forth in SECTION 7 and in SCHEDULE A.

          (iii) As the exclusive representative for the marketing and sale of Excess Capacity for Incumbent, PathNet will market and sell the Excess Capacity created by System, as described in SECTION 9.

          (iv) Also, as an independent contractor, in the role of a network manager, PathNet will serve as the point of contact for any Outage or trouble on the System and shall operate the Network Management System and the Network Monitoring Center as described in SECTION 7.5 and SECTION 7.6 of SCHEDULE A.

     2.2 NO JOINT VENTURE, ETC. The Parties expressly disclaim any intention to create, and nothing herein shall be construed as creating, a partnership, joint venture, agency or employment relationship between PathNet and Incumbent.

     2.3 RESTRICTIONS ON ACTIONS OF INCUMBENT. For the term of this Agreement, neither Incumbent, nor any Affiliate of Incumbent, shall operate from the Facilities any parallel microwave telecommunications systems at those sites listed in SCHEDULE B for the purpose of selling or otherwise providing any capacity on such parallel facilities or systems.

     2.4 RIGHT TO NOTIFICATION AND BID. If and to the extent Incumbent requests proposals from third parties to develop fiber along Incumbent right-of-ways, Incumbent shall provide PathNet notice of such fiber build and grant to PathNet a right to bid on such fiber build on like terms.

SECTION 3.     TERM AND EXPIRATION.

     3.1  TERM, EXTENSION PERIODS, AND RENEWAL.

          3.1.1 TERM. This Agreement shall commence on the Effective Date and shall be in full force and effect for the term as set forth in this
     SECTION 3.

          3.1.2 INITIAL PERIOD. The initial period (the "INITIAL PERIOD") shall commence upon Commissioning and shall expire on the fifth (5th) anniversary of the Commissioning.

          3.1.3 FIRST EXTENSION PERIOD. In the event the Average Sold Excess Capacity is at least ten percent (10%) or greater during the Initial Period, the term of the Agreement shall be automatically extended for an extension period (the "FIRST EXTENSION PERIOD") commencing on the day after the expiration of the Initial Period and expiring on the tenth (10th) anniversary thereafter.

          3.1.4 SECOND EXTENSION PERIOD. In the event the Average Sold Excess Capacity is at least ten percent (10%) or greater during the Initial Period and the First Extension Period, the term of the Agreement shall be automatically extended for a second extension period (the "SECOND EXTENSION PERIOD") commencing on the day after the expiration of the First Extension Period and expiring on the tenth (10th) anniversary thereafter.

          3.1.5 RENEWAL. Upon expiration of the Initial Period or any Extension Period thereof, this Agreement shall be automatically renewed for a one-year term, and at the end of such one-year term for additional one-year terms for each year thereafter, unless terminated by either Party upon written notice to the other Party to that effect delivered within the ninety (90) day period immediately before the end of the Second Extension Period or any such one-year term.

     3.2 NO UNILATERAL RIGHT TO TERMINATE. Neither Party shall have the right to terminate this Agreement or any rights or obligations of either Party pursuant to this Agreement.


SECTION 4.     COSTS.

     4.1  INCUMBENT COSTS.

          4.1.1 INCUMBENT ITEMS. Incumbent shall pay for the services, functions, materials and other items listed in SECTION 1 of SCHEDULE C (collectively, the "INCUMBENT ITEMS") in the manner set forth in SECTION 4.1.5.

          4.1.2 ESTIMATED COST OF INCUMBENT ITEMS. Subject to SECTION 4.1.3, , the total estimated cost of the Incumbent Items is [***] (the

     "INCUMBENT ESTIMATED COSTS") and Incumbent Project Fee is [***]
                        (the "Incumbent Project Fee"). Subject to the Incumbent Payment Cap, the costs of such Incumbent Items and such Incumbent Estimated Costs are estimates and may be subject to increases or decreases.

     4.1.3     INCUMBENT PAYMENT CAP.  Subject to SECTION 4.6.2, Incumbent
     shall pay an amount not to exceed [***]                     (the
     "INCUMBENT PAYMENT CAP") for the performance and completion of the Incumbent Items. The cost of Incumbent Items shall be accrued in accordance with generally accepted accounting principles. PathNet shall pay for all amounts incurred over the Incumbent Payment Cap in the completion and performance of the Incumbent Items. As soon as Incumbent is aware that Incumbent will pay an amount in excess of the Incumbent Payment Cap, Incumbent shall notify PathNet to that effect.

          4.1.4 DIVISION OF COSTS SAVINGS. In the event the costs of completion of the Incumbent Items is less than the Incumbent Estimated Costs, PathNet shall deliver to Incumbent an invoice setting forth the differential between the total costs to complete and perform the Incumbent Items and the Incumbent Estimated Costs. Within thirty (30) days of receipt of such invoice from PathNet, Incumbent shall pay or disburse to PathNet thirty percent (30%) of such differential.

     4.1.5     PAYMENT OF INCUMBENT ITEMS.

          (a) Incumbent shall promptly pay for the Incumbent Items upon receipt of a purchase order, invoice or other bill from PathNet or from an equipment vendor or service provider (pursuant to any PathNet requested retention of payment of any invoice), provided PathNet has approved such purchase order, invoice or bill before any payment is made by Incumbent.

          (b) Pursuant to the Escrow Agreement by and between PathNet and Incumbent substantially in the form attached hereto as SCHEDULE D (the "Escrow Agreement") and on the Effective Date, Incumbent shall deposit in an escrow account an amount equal to ten percent (10%) of the Incumbent Estimated Costs which escrowed funds shall be either (i) provided to PathNet upon Incumbent's failure to pay any purchase order, invoice or bill under Section 4.1.5(a) or (ii) returned to Incumbent upon Commissioning of the Initial System, whichever event occurs earlier.

     4.2 INCUMBENT OPERATING AND ADMINISTRATION COSTS. Incumbent shall pay the operating and administration costs set forth in SECTION 2 of SCHEDULE C as such costs are actually incurred and become due and payable in the course of the Incumbent's performance of its obligations under this Agreement.

    4.3  INCUMBENT PROJECT FEE.  Incumbent shall pay PathNet
     [***] defined as the Project Fee. Such Project Fee shall be paid as follows: [***] to be paid within thirty days of the Effective Date and
                      [***] to be paid no later than March 1, 1998.

4.4  PATHNET COSTS.

          4.4.1 PATHNET ITEMS. PathNet shall pay for services, functions, materials and other items listed in SECTION 3 of SCHEDULE C (the "PATHNET ITEMS").

          4.4.2 ESTIMATED COST OF PATHNET ITEMS. On the Effective Date, the total estimated cost of the PathNet Items is [***] (the "PATHNET ESTIMATED COSTS").

          4.4.3 NO CAP ON PATHNET ITEMS. PathNet shall pay for all amounts incurred in completing the PathNet Items whether or not the cost of completing such items is less than, equal to or exceeds the PathNet Estimated Costs.

          4.4.4 PAYMENT OF PATHNET ITEMS. To ensure payment of the PathNet Estimated Costs, simultaneously with the execution and delivery of this Agreement PathNet shall:

          (a) deliver to Incumbent vendor credit assurances (the "VENDOR CREDIT ASSURANCES"), which shall establish and confirm, among other things, that PathNet has an adequate credit facility to acquire the Equipment and Services provided by such vendor; or

          (b) deliver to Incumbent the Escrow Agreement pursuant to which, among other things, (i) PathNet shall place in escrow funds in an amount equal to one hundred percent (100%) of the PathNet Estimated Costs less the cost of any equipment provided by the vendors referred to in the Vendor Credit Assurances (fifty percent (50%) of such costs to be delivered within sixty (60) days of delivery by PathNet of the System Design and fifty percent (50%) to be delivered within one hundred and twenty (120) days of delivery of the first escrow payment), (ii) the escrow agent named in such Escrow Agreement shall disburse to PathNet the funds necessary to pay for the cost of the PathNet Items as such PathNet Items are completed and as PathNet receives invoices relating to such PathNet Items, (iii) in the event that PathNet fails to timely meet its payment responsibilities with respect to the PathNet Items or fails to complete the System in accordance with SECTION 13.2.1 (ix), the escrow agent named in such Escrow Agreement shall disburse to Incumbent the funds necessary to cure such failure to pay by PathNet and/or complete the work (iv) such Escrow Agreement shall terminate upon Commissioning of the System and upon such termination any funds remaining in escrow, including any interest accrued on such funds shall be disbursed to PathNet.

     4.5 PATHNET OPERATING AND ADMINISTRATION COSTS. PathNet shall pay for the operating and administration costs set forth in SECTION 4 of SCHEDULE C as such costs are actually incurred and become due and payable in the course of PathNet's performance of its obligations under this Agreement.

     4.6  CHANGE ORDERS.

          4.6.1 GENERAL. This Agreement anticipates (i) future issuance of change orders for equipment and services beyond the scope of the Services and this SECTION 4, and (ii) PathNet's provision of additional equipment and services in accordance with such orders. To the extent mutually agreed upon by the Parties, all such orders shall be deemed to be supplements to and governed by the terms of this Agreement; provided PathNet and Incumbent's Estimated Costs may be modified to reflect any agreed upon change orders.

          4.6.2 FACILITY CHANGE ORDERS. PathNet and Incumbent acknowledge that certain Facilities may require alternate site locations in order to frequency coordinate the System to a 1X7 configuration. If and to the extent any Facility requires an alternative site, such alternative site shall (i) be an amendment to Schedule B and Schedule C and (ii) the costs associated with acquiring the land and the costs of placing a new foundation on such land shall not apply to the Incumbent Payment Cap.


SECTION 5.     LEASEHOLD INTEREST.

     5.1 LEASE. Incumbent shall lease to PathNet and PathNet shall lease from Incumbent space at each of Incumbent's sites and in the Facilities at such sites set forth on SCHEDULE B as is necessary for the performance of PathNet's rights and obligations under this Agreement (the "LEASED PREMISES").

     5.2 RENT FOR LEASED PREMISES. PathNet shall pay to Incumbent, as consideration for the Leased Premises, (i) commencing on Commissioning, an allocation of up to [***] as set forth by the Parties in the Channel Plan; PROVIDED, that Incumbent and Incumbent's Affiliates use such allocation of DS-1's only for their own respective internal communications needs, (ii) commencing on the [***] month after Commissioning of the Initial System [***] and (iii) commencing on the [***] month after Commissioning of a Capacity
     Expansion, if any, [***]

     5.3 TERM OF LEASE. The term of PathNet's lease and the Parties obligations under this SECTION 5, including, but not limited to, PathNet's obligation to pay rent as set forth in SECTION 5.2, shall commence on the Effective Date and shall end on the Expiration Date.

     5.4  USE OF LEASED PREMISES.

          5.4.1 PEACEFUL ENJOYMENT, USE AND ACCESS. Incumbent shall grant to PathNet the right to the peaceful use, enjoyment and possession of the Leased Premises during the term of this Agreement as required for the performance of PathNet's rights and obligations under this Agreement, which rights shall include, but not be limited to (i) the right to use Incumbent's Facilities for the purposes set forth in this Agreement and
     (ii) upon the reasonable request by PathNet, the right to full and free access to Incumbent's sites, Facilities and related equipment; PROVIDED, HOWEVER, any such access granted by Incumbent to PathNet shall be subject to the security, health and safety and other regulatory, procedural and policy requirements of Incumbent, as set forth in SECTION 5.6 and further provided that PathNet shall have the right to access the sites to supplement Incumbent's performance under the Maintenance Services Agreement.

          5.4.2 INTERFERENCE. During the term of this Agreement, Incumbent shall not license or otherwise permit any Person to use its Facilities if the use of such Facilities by such Person would cause any Interference on the System. As of the Effective Date, Incumbent shall not knowingly permit any Person to use its Facilities which use would in any way cause any Interference on the System. Notwithstanding the foregoing in the event any Person causes any Interference on the System, Incumbent shall use all best efforts to compel such Person to immediately take any and all steps necessary to correct and eliminate such Interference, including, without limitation, enforcing provisions in any license or other agreement between Incumbent and such Person and compelling such Person to cease operation of such Person's system, to remove such Person's equipment or materials or to modify such Person's equipment or materials. Incumbent acknowledges that any Interference shall cause irreparable harm to PathNet and the prompt cessation of Interference is material to PathNet's interest in the Leased Premises and PathNet's performance under this Agreement and, as such, PathNet shall be entitled to injunctive relief in the enforcement of this
     SECTION 5.4.2.

     5.5 VISITING AND EXITING FACILITIES. Upon exiting any Facility at the Leased Premises, PathNet, on behalf of itself and its employees, agents and Subcontractors, shall ensure that such Facility is returned to a condition, which existed immediately prior to such visit.

     5.6  SECURITY, DRUG TESTING, SUBSTANCE ABUSE AND HEALTH AND SAFETY.

          5.6.1 SECURITY. PathNet shall require its employees, agents and Subcontractors upon any site visit to comply with Incumbent's security procedures in effect as of the Effective Date, which procedures are attached hereto as SCHEDULE E. If and to the extent Incumbent requires PathNet employees, agents or Subcontractors to be escorted to Incumbent facilities, such requirements shall be explicitly set forth in SCHEDULE E. Notwithstanding the foregoing, Incumbent shall allow PathNet employees, agents or Subcontractors to bring any testing equipment, photographic equipment or both video and audio recording equipment necessary for the performance of PathNet's obligations under this Agreement.

          5.6.2 DRUG TESTING. PathNet shall require its employees, agents and Subcontractors to submit to drug testing in accordance with Incumbent's drug testing policies and procedures in effect as of the Effective Date, which policies and procedures are attached hereto as SCHEDULE F.


          5.6.3 SUBSTANCE ABUSE POLICY. PathNet shall require its employees, agents or Subcontractors to comply with Incumbent's substance abuse policies and procedures in effect as of the Effective Date, which policies and procedures are attached hereto as SCHEDULE F.

          5.6.4 HEALTH AND SAFETY. PathNet shall require its employees, agents and Subcontractors to comply with Incumbent's rules and regulations governing the health and safety of its employees in effect on the Effective Date, which rules and regulations are attached hereto as SCHEDULE H.

          5.6.5 CLEARANCES AND OTHER REQUIREMENTS. PathNet shall require its employees, agents or Subcontractors to (i) apply to Incumbent for any necessary clearances and (ii) comply with all other applicable requirements, rules, regulations or ordinances regarding any Person's ability to have access to Incumbent's sites and Facilities, including, but not limited to, the Leased Premises, which requirements are set forth as
     SCHEDULE I.

          5.6.6 INCUMBENT RIGHT TO RESTRICT ACCESS. Notwithstanding PathNet's right to visit the Facilities in connection with performance of its duties under this Agreement, in the event the requirements, rules or regulations pertaining to facility visitation set forth on SCHEDULE E, SCHEDULE F, SCHEDULE G, SCHEDULE H and SCHEDULE I have been violated or when the exercise of such right would pose a bona fide serious risk of bodily harm or injury to any Person as determined by the Parties, Incumbent reserves the right to reasonably restrict or deny PathNet or its Subcontractors access to the sites. In the event in Incumbent's reasonable judgment any Subcontractor should be denied access from Incumbent's premises, Incumbent shall have the right to remove such person and deny such person access to Incumbent's Facilities.

     5.7 SUBLETTING. PathNet shall not sublet its interest in the Leased Premises, in whole or in part, without the prior written consent of Incumbent; PROVIDED, HOWEVER, PathNet shall have the right to transfer and assign its rights or obligations under this Agreement to any successor or assign in accordance with SECTION 18.7.

    5.8  SURRENDER.  Upon the expiration of the Agreement in accordance with
SECTION 3, PathNet shall peacefully and quietly surrender occupation of the Leased Premises to Incumbent, or Incumbent's successors and assigns, without delivery by Incumbent to PathNet of any notice to quit or demand for possession.

    5.9 COLOCATION. Incumbent shall allow PathNet, at no additional charge, to collocate at Incumbent's sites all equipment necessary to support the Interconnections set forth on EXHIBIT A-7 to SCHEDULE A and, upon written notice, any additional interconnections equipment that may be added by PathNet from time to time and at any time during the term of this Agreement, subject to the limitations set forth in SECTION 3 of SCHEDULE A.

    5.10 SUBORDINATION. PathNet shall subordinate its interest in the Leased Premises to (i) all deeds of trust, deeds to secure debts, mortgages and other security instruments now or hereafter Encumbering all or any portion of the real property described on SCHEDULE B (each, a "LEASED PREMISES ENCUMBRANCE") and
(ii) any increases, renewals, modifications, consolidations, replacements and extensions of any such Leased Premises Encumbrance. In connection with such subordination of PathNet's interest in the Leased Premises to all Leased Premises Encumbrances, PathNet shall, as requested by Incumbent, within sixty
(60) days after the Effective Date, execute and deliver a commercially reasonable subordination, non-disturbance and attornment agreement with all Persons secured by such Leased Premises Encumbrances. PathNet shall, as requested by Incumbent, execute and deliver similar subordination, non-disturbance and attornment agreements with each future Person secured by a Leased Premises Encumbrance.

    5.11 REMOVAL OF EQUIPMENT. PathNet shall, at Incumbent's request, remove any or all Equipment from Incumbent's Facilities within sixty (60) days after the Expiration Date. In the event PathNet fails to perform such requested removal within such sixty (60) day period, as determined by Incumbent in its sole discretion, Incumbent may restore each site to its condition as of Commissioning, (reasonable wear and tear and damage from the elements excepted), and PathNet shall promptly pay Incumbent all costs reasonably incurred by Incumbent for such removal and restoration.

    5.12 REMOVAL OF HAZARDOUS MATERIALS. PathNet shall expeditiously remove from Incumbent's sites any and all Hazardous Materials, which were brought to Incumbent's sites by PathNet during the term of this Agreement and shall be legally responsible for the safe disposal of any hazardous materials.

    5.13 SALE OF INITIAL SYSTEM. Within ten (10) days after the expiration of the Second Extension Period, if any, PathNet shall, upon request by Incumbent, sell to Incumbent the radios and radio software relating to the Initial System for a purchase price of one dollar ($1.00).


SECTION 6.     PROGRAM MANAGEMENT AND PROJECT MANAGEMENT.

    6.1 PROGRAM MANAGER. In connection with the Services and other services performed by PathNet under this Agreement, PathNet shall provide a Program Manager whose duties shall include (i) supervising the project through design, installation and operation, (ii) supervising the Project Manager, (iii) overseeing the Field Manager and the other PathNet personnel, (iv) coordinating the business operations of the System including the sale of Excess Capacity as set forth in SECTION 9 and (v) ensuring the performance of PathNet's rights and obligations under this Agreement.

    6.2 PROJECT MANAGEMENT FOR MODIFICATIONS. In connection with the modifications of the Facilities set forth in SECTION 2 of SCHEDULE A, PathNet shall provide a Project Manager, a

Field Manager, an Applications Engineer and a Project Engineer, each of whom shall have the duties as set forth in SECTION 6.4 with respect to such modifications of the Facilities.

    6.3 PROJECT MANAGEMENT FOR INSTALLATION. In connection with the installation of the System set forth in SECTION 4 of SCHEDULE A, PathNet shall provide a Project Manager, a Field Manager, an Applications Engineer and a Project Engineer, each of whom shall have the duties as set forth in SECTION 6.4 with respect to such installation of the System.

    6.4 PATHNET PROJECT MANAGEMENT PERSONNEL. The Project Managers, Field Managers, Applications Engineers and Project Engineers shall each have the duties as set forth below:

          (a) PROJECT MANAGER. PathNet shall provide a Project Manager whose duties shall include ensuring the overall functional integrity of the delivered System, the preparation, amendment and adherence to a construction schedule, and compliance with PathNet's other obligations under SCHEDULE A.

          (b) FIELD MANAGER. PathNet shall provide a Field Manager whose duties shall include the oversight and direction of all on-site activities, the coordination of all Subcontractors and all required communication with the Project Manager.

          (c) APPLICATIONS ENGINEER. PathNet shall provide an Applications Engineer, whose duties shall include the review and translation of the System configuration into specific hardware requirements, precise interface levels, intra and inter-rack cabling and all other necessary peripheral equipment, rack profiles and required Interconnection data.

          (d) PROJECT ENGINEER. PathNet shall provide a Project Engineer whose duties shall include the performance of all planning and support activities and a detailed site survey to gather data for development of the installation plan and testing plan.


SECTION 7.     SERVICES AND SYSTEMS SPECIFICATIONS.

     7.1  SERVICES.

          7.1.1 SYSTEM DESIGN, MODIFICATION, INSTALLATION, OPERATION AND PERFORMANCE. PathNet and Incumbent shall perform their respective functions with respect to the design, modification, installation, operation and performance of the System as set forth on SCHEDULE A and in this
     SECTION 7 (the "SERVICES").

          7.1.2 UPGRADE OF SYSTEM. PathNet shall, upon written notice to Incumbent, in its sole discretion, and at its own expense, and not as a change order, upgrade the System and Equipment, and the System and Equipment operation policies and procedures, including, but not limited to,
     (i) replacing Equipment, (ii) adding newly available improved Equipment and
     (iii) modifying policies, procedures and specifications relating to the System, to conform such policies, procedures and specifications with new Technology or industry standards.

          7.1.3 INCUMBENT TRAINING. PathNet shall provide to Incumbent the training as set forth on SCHEDULE J.

          7.1.4 PERFORMANCE OF THE SERVICES. PathNet shall have the right to engage Subcontractors to perform any of the Services.

     7.2  SPECIFICATIONS.

          7.2.1 GENERAL. PathNet and Incumbent shall perform the Services in accordance with any and all technical and operational specifications set forth in SCHEDULE A (the "SPECIFICATIONS").

          7.2.2     CHANNEL PLAN.

          (a) ORIGINAL CHANNEL PLAN. On the Effective Date, Incumbent shall deliver to PathNet a proposed T-1 channelization plan setting forth its proposed capacity needs at each site listed on SCHEDULE B. Such capacity shall in no event exceed the capacity granted to Incumbent by PathNet as rent as set forth in SECTION 5.2 and shall be subject to Drop and Insert capacity at each Switched Mod Section. PathNet shall incorporate Incumbent's proposed channelization plan into the Channel Plan subject to the limitations set forth in this SECTION 7.2.2.

          (b) AMENDED CHANNEL PLAN. Incumbent shall have the right to modify, its allocated capacity (as described in the Channel Plan) along the network any time after Commissioning, provided that sufficient Drop and Insert capacity exists between each Switched Mod Section using available Wayside Channels to effect such modification, by providing written notice to PathNet to such effect. Within ninety (90) days after receipt of any such written notice from Incumbent, PathNet shall make such modification to the configuration of the Channel Plan at no charge to Incumbent. Incumbent shall not reconfigure the Channel Plan in any manner other than as set forth in this SECTION 7.2.2. Any amended channel plans shall be attached as an exhibit to this Agreement.

          7.2.3 SPECIFICATIONS, STANDARDS AND INSPECTIONS. In connection with the Services set forth in SECTION 2 and SECTION 4 of SCHEDULE A, PathNet shall comply with the following requirements:

          (a) REASONABLE EFFORTS. PathNet shall use all commercially reasonable efforts to ensure that the modification of the System set forth in SECTION 2 of SCHEDULE A and the installation of the System set forth in
     SECTION 4 of SCHEDULE A occur as expeditiously as possible.

          (b) INDUSTRY STANDARDS. All Services and materials supplied pursuant to SCHEDULE A must meet or exceed the following standards: (i) EIA RS-195 (latest edition), (ii) EIA/TIA-222 (latest edition), (iii) American Society of Testing Materials A 325 and A 572, (iv) the applicable sections of the National Electric Code, (v) the

     American National Standards Institute, (vi) ACI 318-83, (vii) ACI-305,
     (viii) ACI-306, (ix) OSHA 29 CFR 1910 and (x) all other applicable Federal, state and local regulations of all Governmental Authorities with jurisdiction; PROVIDED, HOWEVER, in the case of a conflicting requirement of standards, the more stringent standard shall apply.

          (c) SITE INSPECTIONS. During the performance of the Services, Incumbent shall allow PathNet to perform Facilities inspections at any hour, on any day subject to the access limitations set forth in SECTION 5.6.


SECTION 8.     OWNERSHIP, DEPRECIATION AND ENCUMBRANCE OF SYSTEM.

     8.1  OWNERSHIP OF EQUIPMENT AND ASSETS.

          8.1.1 EQUIPMENT AND ASSETS OWNED BY INCUMBENT. Incumbent shall own the equipment and assets relating to the System as set forth in SCHEDULE K.

          8.1.2 EQUIPMENT AND ASSETS OWNED BY PATHNET. PathNet shall own the equipment and assets relating to the System as set forth in SCHEDULE K.

     8.2  DEPRECIATION OF EQUIPMENT.

          8.2.1 DEPRECIATION BY INCUMBENT. Incumbent shall have the right to fully depreciate the equipment and assets currently owned or to be owned by Incumbent as listed in SCHEDULE K.

          8.2.2 DEPRECIATION BY PATHNET. PathNet shall have the right to fully depreciate the equipment and assets currently owned or to be owned by PathNet as listed in SCHEDULE K.

     8.3  ENCUMBRANCE.

          8.3.1 INITIAL SYSTEM. PathNet shall not Encumber the channels of telecommunications capacity allocated to the Incumbent as rent in accordance with SECTION 5.2 of this Agreement produced by such Equipment and, the radios, radio software, antenna, waveguide, multiplexers or any other Equipment required to operate the Initial System in accordance with the Specifications.

          8.3.2 OTHER EQUIPMENT, MATERIALS, AGREEMENTS AND ASSETS. PathNet shall have the right to Encumber (i) the Equipment used in any Capacity Expansion, (ii) PathNet's allocated portion of the Revenue generated from the sale of Excess Capacity in accordance with SECTION 9, (iii) any Customer Agreement relating to the System, (iv) this Agreement and any related documents, instruments and agreements executed and delivered in connection with this Agreement and any rights and obligations hereunder or thereunder and (v) its leasehold interest in the leased space.

          8.3.3 VENDOR REMEDIES. Incumbent hereby acknowledges that pursuant to the Encumbrances granted by PathNet to certain equipment vendors or service providers in accordance with SECTION 8.3.2, such vendors or providers shall have the right to assume and perform PathNet's rights and obligations under this Agreement and the other documents, instruments and agreements executed in connection hereto; provided that in no event shall PathNet be relieved of its obligations under this Agreement

     8.4 TAXES. The Parties' respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows: (i) each Party shall be responsible for any personal or real property taxes on property it owns or leases, for franchise and privilege taxes on its business and for taxes based on its net income or gross revenue and (ii) PathNet shall be responsible for any sales, use, excise, value-added services, consumption and other taxes and duties payable by Incumbent on any goods and services used or consumed in providing the services to be performed by PathNet under this Agreement, where the tax is imposed on Incumbent's acquisition or use of such goods or services and the amount of the tax is measured by Incumbent's costs in acquiring such goods or services; PROVIDED, HOWEVER, that PathNet shall not be responsible for any Federal, state or local income taxes of Incumbent or any franchise taxes of Incumbent.

     8.5  SECURITY INTEREST IN INITIAL SYSTEM.   On the Effective Date and in
consideration for the Project Fee, Incumbent shall execute and deliver the Security Agreement substantially in the form attached hereto as Schedule R, pursuant to which, among other things, PathNet shall grant Incumbent a security interest in the radio, radio software, antenna, waveguide, multiplexors and any other Equipment required to operate the Initial System.

     8.6  ESCROW OF MANUFACTURER'S WARRANTIES.

          8.6.1 ESCROW OF ASSIGNMENT DOCUMENTS BY PATHNET. On the Effective Date, PathNet shall complete, execute and place in escrow certain documents (the "ASSIGNMENT DOCUMENTS") that shall provide Incumbent with the required tools to unilaterally effect the assignment to Incumbent of all of the then effective manufacturer's warranties relating to the Equipment on the Initial System.

          8.6.2 REMOVAL OF ASSIGNMENT DOCUMENTS BY INCUMBENT. Pursuant to the escrow arrangement described in SECTION 8.6.1 above, Incumbent shall have the right to remove the Assignment Documents from escrow upon the first to occur of the following events: (i) in the event PathNet becomes insolvent, is unable to pay its debts as they mature, makes assignment for the benefit of its creditors and/or in the event any case or proceeding is commenced by or against PathNet under Title 11 of the Unites States Code, as amended, or under any other state or federal statute for the relief of debtors, (ii) the Expiration Date or (iii) PathNet defaulting under its financing arrangement with its vendor and receipt by Incumbent of written notice from vendor stating its intention to waive its right to operate the System for the purpose of generating Revenue from the sale of Excess Capacity.

     8.7  FCC LICENSES.   PathNet shall relinquish the right to own and transfer
the FCC licenses required to operate the Initial System in the event of (i) the liquidation or dissolution of

PathNet under Chapter 7 of the Federal bankruptcy laws, (ii) the Expiration Date or (iii) PathNet defaulting under its financing arrangement with its vendor and receipt by Incumbent of written notice from vendor stating its intention to waive its right to operate the System for the purpose of generating Revenue from the sale of Excess Capacity.

SECTION 9.     EXCESS CAPACITY MARKETING AND SALES.

     9.1  EXCLUSIVE REPRESENTATIVE.

          9.1.1 PATHNET EXCESS CAPACITY. PathNet shall have the exclusive right to market and sell any and all PathNet Excess Capacity.

          9.1.2 INCUMBENT EXCESS CAPACITY. At any time and from time to time, Incumbent shall have the right to request in writing that PathNet serve as Incumbent's exclusive representative for the marketing and sale of all or any portion of the capacity allocated to Incumbent in accordance with the Channel Plan (the "INCUMBENT EXCESS CAPACITY"). Such written notice shall set forth, (i) that portion of the Incumbent Excess Capacity to be marketed and sold by PathNet, (ii) the length of time that such portion of the Incumbent Excess Capacity will be available to be marketed and sold, and (iii) that Incumbent acknowledges that such Incumbent Excess Capacity shall not be available for Incumbent's use during the time specified in such written notice. Upon receipt of such written notice PathNet shall serve as Incumbent's exclusive representative for the marketing and sale of such Incumbent Excess Capacity; PROVIDED, HOWEVER, that PathNet shall have the right, as determined by PathNet in its sole discretion, to sell the PathNet Excess Capacity on any path or Segment before selling the Incumbent Excess Capacity on such path or Segment.

          9.1.3 MARKETING FEE FOR SALE OF INCUMBENT EXCESS CAPACITY. In the event PathNet sells any Incumbent Excess Capacity, PathNet shall receive a marketing fee in the amount [***] of the Revenue from the sale of such Incumbent Excess Capacity (Incumbent shall receive the remaining [***] of such Revenue).

          9.1.4 MARKETING AND SALE BY INCUMBENT. Incumbent or any Affiliates of Incumbent shall not market or sell any Incumbent Excess Capacity or any capacity purchased by Incumbent pursuant to SECTION 9.3 to any third party without the prior written consent of PathNet; PROVIDED, HOWEVER, Incumbent may market and sell all or any portion of the Incumbent Excess Capacity or any capacity purchased by Incumbent pursuant to SECTION 9.3, to Affiliates of Incumbent for and only for such Affiliates' internal communications needs and not for resale to third parties. Notwithstanding anything set forth herein to the contrary, Incumbent shall have the right to provide, market or sell any Incumbent Excess Capacity to KN Field Services, Inc. which may provide, market, sell or lease circuits to its customers for the limited purpose of monitoring data from oil and/or gas wells.

     9.2  REFERRALS.

          9.2.1 REFERRALS OF CUSTOMERS BY INCUMBENT. Incumbent shall refer any potential third party customer of Excess Capacity to PathNet.

          9.2.2 REFERRAL FEES. If Incumbent is successful in locating a new customer for the PathNet Excess Capacity created at Incumbent's Facilities, provided that such customer is not an IXC, PathNet shall pay Incumbent a [***] actually received from the sale of capacity to such customer during the initial five (5) years of continuous sales to such customer payable on a quarterly basis, with all other payments to Incumbent that may be due and payable, as provided by SECTION 9.11.

     9.3 PURCHASE OF AVAILABLE EXCESS CAPACITY BY INCUMBENT. Incumbent shall have the right to purchase Available Excess Capacity on any path or Segment of the System (each such path or Segment being referred to herein as an "INCUMBENT DESIRED PATH"), at a price equal to either (i) the lowest price paid to PathNet for like capacity and for a similar term by any purchaser during the one hundred eighty (180) days immediately preceding the purchase by Incumbent of capacity on such Incumbent Desired Path or (ii) if no PathNet Excess Capacity has been purchased on such Incumbent Desired Path during such one hundred eighty (180) day period, the last price paid for such Incumbent Desired Path; PROVIDED, HOWEVER, Incumbent shall in no event under clause (i) or clause (ii) above purchase more than twenty percent (20%) of the Available Excess Capacity on any Segment or path within the System at any given time.

      9.4 COMMERCIALLY REASONABLE EFFORTS. PathNet shall use all commercially reasonable efforts to obtain the best available price and terms in the marketing and sale of any Excess Capacity. PathNet shall not, now or in the future, guarantee any Revenue disbursements nor does PathNet warrant as to its ability to sell the Excess Capacity.

      9.5 SELLING PRICES FOR EXCESS CAPACITY. Notwithstanding anything set forth herein to the contrary, PathNet shall have the right to (i) sell Excess Capacity at prices determined by PathNet to be appropriate on specific routes, which prices may be below or above current competitive market pricing, (ii) package the Excess Capacity in sales increments of DS-1's, DS-3's or OC-3's, or any other increments and (iii) aggregate the paths sold in various combinations, each as determined by PathNet in its sole discretion.

     9.6 BARTER ARRANGEMENTS. Incumbent shall be permitted to barter Incumbent Excess Capacity for telecommunications capacity of other incumbents engaged by PathNet; PROVIDED, HOWEVER, PathNet shall have the right to approve any barter arrangement relating to Incumbent Excess Capacity, which approval shall not be unreasonably withheld. Neither PathNet nor Incumbent shall derive any fee from facilitating any such barter arrangements.

     9.7 ASSUMED NAME; TRADENAMES AND TRADEMARKS. PathNet shall have the right to market Excess Capacity under its name or any other assumed name, tradename or trademark which PathNet is authorized to use for such purpose; PROVIDED, HOWEVER, PathNet shall not use


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

any trademark or tradename of Incumbent or any Affiliate of Incumbent in written material for purposes of marketing any Excess Capacity without the prior written consent of Incumbent.


     9.8  CUSTOMER AGREEMENTS.

          9.8.1 AUTHORIZATION. PathNet shall negotiate, execute and deliver all agreements and arrangements ("CUSTOMER AGREEMENTS") for customers of Excess Capacity, which Customer Agreements shall contain, terms and conditions determined by PathNet in its sole discretion.

          9.8.2 APPROVAL AND CONSENT BY INCUMBENT. If the terms of any Customer Agreement require the written approval or consent of Incumbent as a condition to the execution, delivery or performance, Incumbent shall promptly provide such written approval or consent.

          9.8.3 MODIFICATIONS TO SYSTEM. In the event that any Customer Agreement requires that the System be modified in any way, PathNet shall ensure that any such modifications (i) shall not compromise the integrity and performance of the System in accordance with the Specifications and
     (ii) shall be made at no additional cost to Incumbent.

     9.9  MAINTENANCE OF BOOKS AND RECORDS AND AUDIT PROCEDURES.

          9.9.1 BOOKS AND RECORDS. PathNet shall maintain and keep detailed and accurate books and records with regard to sales of Excess Capacity and the Revenue from such sales.

          9.9.2 INCUMBENT REVIEW AND AUDIT PROCEDURES. No more than once during any consecutive twelve (12) month period, Incumbent shall be entitled to review and audit PathNet's books and records relating to the sale of Excess Capacity during business hours upon ten (10) days written notice to PathNet. Incumbent shall not have the right pursuant to this
     SECTION 9.9.2, to review or audit PathNet's corporate income statements, balance sheets or other forms of general corporate reporting. Incumbent shall not disclose, at any time before or after the Expiration Date, any information related to PathNet or PathNet's business obtained by Incumbent pursuant to a review or audit performed under this SECTION 9.9.2 unless such information has previously come into the public domain (other than through unauthorized disclosure) or except as required by law.

          9.9.3 EXPENSES OF INCUMBENT REVIEWS AND AUDITS. Incumbent shall pay the cost of any such review or audit performed pursuant to SECTION 9.9.2.

          9.9.4. APPROVAL OF AUTHORIZED REPRESENTATIVE. In the event that Incumbent hires an authorized representative of Incumbent to perform any such review or audit pursuant to SECTION 9.9.2, PathNet shall have the right to approve such authorized representative before any access is granted to such authorized representative to PathNet's books and records, which approval shall not be unreasonably withheld.

     9.10 QUARTERLY REVENUE REPORTS. PathNet shall issue to Incumbent quarterly revenue reports substantially in the form of SCHEDULE L (each a "QUARTERLY REVENUE REPORT") within thirty (30) days after the end of each calendar quarter. Each such Quarterly Revenue Report shall be an unaudited statement produced by PathNet.

     9.11 COLLECTION AND PAYMENT OF REVENUE.

          9.11.1 COSTS OF COLLECTION. PathNet shall deduct any documented costs reasonably incurred by PathNet in connection with the collection of any and all revenue generated from the sale of Excess Capacity, including, but not limited to, the cost of any legal actions, collection fees, court proceedings, audits, or other enforcement actions. PathNet shall deduct such costs from gross revenue collected prior to the disbursement of such revenue to PathNet and Incumbent pursuant to SECTION 5.2 and SECTION 9 and provide Incumbent with documentation evidencing any such deductions.

          9.11.2 MAINTENANCE MONTHLY SERVICE CHARGES. The amount of any Maintenance Monthly Service Charges (as such term is defined in the Maintenance Services Agreement) paid by PathNet to Incumbent pursuant to the Maintenance Services Agreement, shall be deducted from gross revenue collected prior to disbursement of such revenue to PathNet and Incumbent pursuant to SECTION 5.2 and SECTION 9.

          9.11.3 TAXES ON GROSS REVENUES. The amount of any taxes on gross revenue paid by PathNet on behalf of Incumbent shall be deducted from any revenue to be disbursed to Incumbent prior to disbursement of such revenue as set forth in this SECTION 9.11.

          9.11.4 DEFINITION OF REVENUE. For purposes of this Agreement, "REVENUE" shall mean the gross revenue generated from the sale of Excess Capacity actually collected less any deductions set forth in SECTION 9.11.1, SECTION 9.11.2 and SECTION 9.11.3.

          9.11.5 PAYMENTS TO INCUMBENT. PathNet shall pay Incumbent its allocated portion of Revenue actually received from the sale of Excess Capacity within thirty (30) days after the end of each calendar quarter in accordance with the payment instructions set forth in SCHEDULE M.

          9.11.6 INTEREST EARNED ON UNDISTRIBUTED REVENUE. PathNet shall retain any and all interest earned by PathNet on any Revenue collected but not yet distributed to Incumbent in accordance with SECTION 5.2 and SECTION 9.

          9.11.7 INCUMBENT'S ASSIGNEES OF REVENUES. Incumbent shall have the right to designate other entities to receive its disbursements by written notice to PathNet to such effect; PROVIDED, HOWEVER, any such designation by Incumbent shall not relieve Incumbent of any tax liability resulting from its receipt of such disbursements pursuant to SECTION 5.2 and SECTION 9.



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


SECTION 10.    FCC LICENSES AND OTHER REGULATORY APPROVALS AND LICENSES.

     10.1 FCC RULES AND REGULATIONS.

          10.1.1    MICROWAVE RADIO STATION LICENSES.

          (a) PREPARATION AND FILING OF FORMS 415. PathNet shall prepare and timely file all required Form 415, Applications for Authorization in the Microwave Services (each a "FORM 415"), or any successor forms, documents or instruments to such Form 415 as the FCC may prescribe, including but not limited to, the preparation or ordering of all frequency coordinations required pursuant to Schedule B and Schedule C of Form 415, in order to own, operate and sell the Excess Capacity of the System in accordance with the terms and conditions of this Agreement.

          (b) IDENTITY OF LICENSEE. All Microwave Radio Station Licenses issued by the FCC relating to the System shall be licensed in the name of PathNet or a wholly-owned subsidiary of PathNet. Incumbent shall be permitted to continue to own and be licensed as a private microwave operator at the stations licensed to PathNet relating to the System, provided that (i) such private licenses are for different frequency pairs than those assigned to the System (including, but not limited to, any Capacity Expansion of the System) and (ii) such private licenses are permitted under the FCC Code.

          (c) MAINTENANCE OF LICENSE. PathNet shall maintain in good standing each Microwave Radio Station License relating to the System, including, but not limited to, preparing and filing any required amendments to the Forms 415 relating to the System and submitting and filing any supplementary information as required by the FCC.

          10.1.2 COMMON CARRIER REPORTING OBLIGATIONS. PathNet shall prepare and file all forms, reports, instruments, documents and agreements required by the FCC and FCC Code relating to PathNet's status as a "common carrier" under the FCC Code.

          10.1.3 TARIFF FILINGS. PathNet shall prepare and timely file all tariff applications pursuant to 47 CFR 61, as amended, or any successor statute, rule or regulation and shall request and file all necessary waivers of such tariff requirements, as determined by PathNet in its sole discretion.

          10.1.4 FREQUENCY COORDINATION NOTICES. During the term of this Agreement, PathNet shall prepare and send all required frequency coordination notices required under 47 CFR 101.103, as amended, or any successor statute, rule or regulation and shall respond as appropriate to all PCNs received by PathNet or Incumbent relating to the System.

          10.1.5 DELIVERY OF COPIES. Upon Incumbent's request, PathNet shall provide to Incumbent a copy of all filings and submissions with the FCC, relating to the System within thirty (30) days of such request by Incumbent.

          10.1.6 ASSISTANCE IN PREPARATION OF LICENSE APPLICATIONS. Upon request by PathNet and in a timely manner, Incumbent shall provide to PathNet all information necessary for the completion of all required filings and submissions with the FCC including, but not limited to Incumbent's authorized signature on any filings or other submissions to the FCC or any documents, instruments or agreements completed in connection with such filings and submissions.

          10.1.7 FUTURE CHANGES IN FCC REQUIREMENTS. If FCC requirements relating to the Form 415, common carriers, frequency coordination or any other matters relating to the System change or are modified, PathNet shall be responsible for compliance with such new requirements including, but not limited to, the payment of any costs or fees associated therewith and Incumbent shall cooperate with PathNet with respect to such compliance; PROVIDED, HOWEVER, if the FCC establishes user fees or other such fees relating to the frequencies used in and the communications business conducted over the System, the cost of such additional fees shall be divided between PathNet and Incumbent, as determined by PathNet and Incumbent at such time.

          10.1.8 SPECTRAL LOADING REQUIREMENTS. PathNet shall (i) ensure that the System, as licensed, shall comply with all spectral loading requirements set forth in 47 CFR 101.141, or any successor statute, rule or regulation or (ii) obtain a waiver of any or all of such requirements; PROVIDED, HOWEVER, if the System does not meet such spectral loading requirements and PathNet is unable to obtain a waiver of such requirements, PathNet shall have the right to modify the System to a hot-standby Protection Configuration until such time as the spectral loading requirements can be met.

          10.1.9 DEFAULT IN FCC LICENSE. In the event that the FCC institutes a penalty against or fine imposed on PathNet, Incumbent, or the System, due to non-compliance with any FCC requirements, PathNet shall promptly pay such penalty or fine (in the case such penalty or fine is instituted as the result of an act or omission on the part of PathNet) or Incumbent shall promptly pay such penalty or fine (in the event such penalty or fine is instituted as the result of an act or omission on the part of Incumbent).

     10.2 ZONING REQUIREMENTS. Incumbent shall be responsible for compliance with all zoning requirements applicable to the System and its Facilities, including, but not limited to, the Leased Premises. Incumbent shall advise PathNet of zoning requirements, which, in the reasonable opinion of Incumbent, differ from those generally applicable to microwave facilities. PathNet shall provide to Incumbent all required information and shall cooperate with Incumbent in connection with Incumbent's compliance with all zoning requirements pursuant to this SECTION 10.2.

     10.3 BUREAU OF LAND MANAGEMENT REQUIREMENTS. Incumbent shall be responsible for compliance with all United States Department of Interior Bureau of Land Management requirements applicable to the System and its Facilities, including, but not limited to, the Leased Premises. PathNet shall provide Incumbent with all requested information and shall cooperate with Incumbent in connection with Incumbent's compliance with such United States Department of Interior Bureau of Land Management requirements pursuant to this SECTION 10.3.

     10.4 TOWER REGISTRATION. Incumbent shall ensure compliance with all FAA and FCC tower registration requirements including, but not limited to, the preparation of any filings with or the obtaining of any waivers or extensions from the FAA or FCC. Incumbent shall promptly notify PathNet of any deficiency on non-compliance with any such tower registration requirements, filings, waivers or extensions.


SECTION 11.    INSURANCE.

     11.1 DELIVERY OF CERTIFICATES OF INSURANCE. Upon Incumbent's request and prior to the commencement of any Services by PathNet, PathNet shall deliver to Incumbent Certificates of Insurance relating to PathNet's Commercial General Liability Insurance Policy, Workers Compensation Insurance Policy, Automobile Liability Insurance and Excess Liability Insurance Policy. Incumbent shall be named as an additional insured on all policies required under this contract.
All policies shall include a waiver of subrogation against Incumbent, its Affiliates and its insurance carriers. Until Commissioning, PathNet Insurer's shall provide Incumbent with thirty (30) days prior written notice of cancellation or of any material change in PathNet's insurance during the term of this Agreement. Any deductibles or SIR's on the policies of insurance required under this Agreement are the sole responsibility of PathNet, and not Incumbent its Affiliates, shareholders or employees.

     11.2 PATHNET INSURANCE COVERAGE. During the term of this Agreement, PathNet shall maintain the types of insurance at the coverage limits set forth below:

          (a) WORKER'S COMPENSATION INSURANCE. Workers Compensation Insurance as required by laws and regulations applicable to and covering Persons performing the Services in an amount of $500,000 for employer's liability coverage;

          (b) COMMERCIAL GENERAL LIABILITY INSURANCE. Commercial General Liability Insurance with a limit of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate including products, completed operations, and contractual liability;

          (c) AUTOMOBILE LIABILITY INSURANCE. Automobile Liability Insurance, which includes coverage for non-owned and hired vehicles with a limit of not less than $1,000,000; and

          (d) EXCESS LIABILITY INSURANCE. Excess Liability Insurance with a limit of not less than $4,000,000.

     11.3 INCUMBENT INSURANCE COVERAGE. Incumbent shall maintain insurance coverage on properties and operations of Incumbent which coverage shall include general liability and


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

other forms of insurance covering such risks as are usually insured against by prudent companies engaged in the business and activities in which the Incumbent is engaged, in amounts which are adequate in relation to the business and properties of Incumbent, and all premiums to date have been paid in full.

      11.4 PROOF OF LICENSED SUBCONTRACTORS. Upon reasonable request of Incumbent, PathNet shall provide to Incumbent proof of licensing and certification of insurance for any Subcontractors engaged by PathNet to provide Services, during the term of such engagement. Incumbent shall be added as an additional insured on the policies of the Subcontractors.


SECTION 12.    SOFTWARE AND PROPRIETARY RIGHTS.

      12.1 PATHNET SOFTWARE. PathNet retains all right, title and interest in and to PathNet Software. As of the Effective Date and pursuant to the PathNet Sublicense Agreement attached hereto as SCHEDULE N, Incumbent is granted a royalty free, non-transferable nonexclusive sublicense to use PathNet Software subject to the terms of any PathNet licenses obtained from third party providers for the sole purpose of receiving services pursuant to this Agreement. In the event PathNet develops any PathNet Software, PathNet shall amend to this
Agreement a license agreement for such PathNet Software.   PathNet Software will
be made available to Incumbent in such form and on such media as exists on the Effective Date, together with existing documentation and any other related materials. Incumbent shall not be permitted to use PathNet Software for the benefit of any entities other than PathNet or Incumbent affiliates without the prior written consent which may be withheld at PathNet's sole discretion.
Except as otherwise requested or approved by PathNet, Incumbent shall cease all use of PathNet Software upon expiration of this Agreement.

      12.2 PROPRIETARY RIGHTS. Incumbent acknowledges and agrees that all or portions of the information and materials, including but not limited to the PathNet Software and related documentation to be supplied by PathNet hereunder are owned by PathNet and/or others and are proprietary in nature. Incumbent also acknowledges and agrees that PathNet and/or its suppliers have and will retain all proprietary rights in such information and materials. Incumbent (i) shall respect such claim of proprietary right, (ii) shall protect such information at least to the extent that it protects its own proprietary information, (iii) shall not use such information except for the purposes for which its is being made available as set forth in this Agreement and (iv) shall not reproduce, print, disclose, or otherwise make said information available to any third party, in whole or in part, in whatever form.


SECTION 13.    REPRESENTATIONS AND WARRANTIES.

      13.1 REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each Party hereby represents and warrants the other Party as follows:

          13.1.1 DUE INCORPORATION AND FORMATION; AUTHORIZATION OF AGREEMENTS; BINDING EFFECT. Such Party is a corporation or partnership, as the case may be, duly formed or organized, and validly existing under the laws of its state of incorporation or organization, and has the corporate or partnership authority to own its property and carry on its business as owned and carried on as of the Effective Date. Such Party is duly licensed or qualified to do business and is in good standing (if applicable) in each jurisdiction in which the failure to be so licensed or qualified would have a Material Adverse Effect on such Party. Such Party has the corporate or partnership authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Party and this Agreement constitutes a legal, valid and binding obligation of such Party enforceable in accordance with its terms, subject as to enforceability to limits imposed by bankruptcy, insolvency or similar laws affecting creditors rights generally and the availability of equitable remedies. Attached hereto as SCHEDULE O are the (i) Articles and Bylaws of PathNet and (ii) a copy of a certificate of good standing of PathNet.

          13.1.2 NO CONFLICT; NO DEFAULT. Neither the execution or delivery of this Agreement by such Party, nor (except as would not have a Material Adverse Effect on such Party), the performance of this Agreement by such Party or the consummation by such Party of the transactions contemplated hereby in accordance with the terms and conditions hereof: (i) will conflict with, violate, result in a breach of or constitute a default under any of the terms, conditions or provisions of the certificate or articles of incorporation or bylaws (or other governing documents) of such Party or any material agreement or instrument to which such Party is a party or by which such Party may be bound, (ii) will conflict with, violate or result in a breach of, constitute a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of the performance required by, give to others any interests or rights or require any consent, authorization or approval under any contract to which such Party is a party or by which such Party is or may be bound or to which any equity interest held by such Party or any of its material properties or assets is subject or (iii) will result in the creation or imposition of any Encumbrance upon any equity interest held by such Party or any of the other material properties or assets of such Party.

          13.1.3 NO CONSENT. No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Authority, domestic or foreign, is required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

          13.1.4 COMPLIANCE WITH LAWS AND REGULATIONS. That the performance of such Party's obligations under this Agreement will not result in a violation in any respect of (i) any applicable Federal, state, local or foreign laws, ordinances, regulations, rulings and orders of government agencies applicable to its business in any respect the violation of which could have a Material Adverse Effect (including Requirements of Law relating to pollution, protection of the environment, emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic, hazardous or regulated substances or wastes into the environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage disposal, transport or handling of pollutants or other such hazardous or regulated substances or wastes) or (ii) any applicable order, Judgment, injunction, award or decree in any respect which could have a Material Adverse Effect on such Party.

          13.1.5 PERMITS. Such Party has or will obtain all authorizations, approvals, consents, licenses, Permits and certificates (including, but not limited to all required approvals from the FCC) necessary to conduct their respective businesses and to own, lease and operate its properties as currently or anticipated to be conducted, owned, leased or operated, as the case may be, for which the failure to possess would result in a Material Adverse Effect. No violations are outstanding or uncured with respect to any such Permits and no proceeding is pending to revoke or limit any Permit.

          13.1.6 TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS. Such Party has, and will continue to have for the term of this Agreement as set forth in SECTION 3, good and marketable title to all the properties, interests in properties and assets, real, personal or mixed, necessary for the conduct of such Party's business and for the transactions contemplated by this Agreement (including, but not limited to, any rights of way, leasehold interests, easements, proofs of dedication and rights necessary to perform the obligations hereunder) free and clear of all Encumbrances of any kind or character, except (i) liens for current taxes not yet due and payable, (ii) Encumbrances securing taxes, assessments, governmental charges or levies or the Encumbrances of materialmen, carriers, landlords and like persons, all of which are not yet due and payable and (iii) minor Encumbrances of a character that do not substantially impair the assets or properties of such Party or which will not have a Material Adverse Effect on such Party.

          13.1.7 LABOR MATTERS. Such Party has complied in all material respects with all applicable Federal, state and local laws and ordinances relating to the employment of labor, including the provisions thereof relating to wages, hours, employee benefit plans and the payment of social security taxes, and is not liable for any arrears of wages or any tax related thereto (except for currently accrued and unpaid wages and except for currently accrued withholding, payroll, unemployment and social security taxes payment of which is not overdue) or penalties for failure to comply with any of the foregoing, and neither has received a notice to the contrary from any Governmental Authority. Such Party has not suffered any strike, slowdown, picketing or work stoppage by any union or other group or employees affecting the business of such Party, and no such event or action is threatened.

          13.1.8 NO DISCRIMINATION. Such Party warrants that it is an equal opportunity employer and will not discriminate against any employee or applicant for employment because of race, color, religion, sex, national origin, handicap or status as Vietnam Era Veteran. Each Party shall comply with Executive Orders 11,246 and 11,625, the Vietnam Era Veterans Readjustment Assistance Act of 1974, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, and all amendments, orders, rules and regulations issued thereunder or in connection therewith. Such Party certifies that is does not and will not maintain or provide for its employees any facilities which are segregated by race, color, religion or national origin or permit its employees to perform any services at any location, under its control, where segregated facilities are maintained; and such Party will obtain a similar certification for all non-exempt subcontracts in accordance with the provisions of 41 C.F.R. Section60-1.8.

          13.1.9 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PATHNET NOR INCUMBENT MAKES ANY OTHER EXPRESS WARRANTY AND THERE ARE NO IMPLIED WARRANTIES WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT. PATHNET AND INCUMBENT HEREBY DISCLAIM THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     13.2 REPRESENTATIONS AND WARRANTIES OF PATHNET.

          13.2.1 SERVICES. PathNet warrants (i) that the Services will be performed in a safe, good and workmanlike manner; (ii) that all components, supplies and materials incorporated in or consumed in the rendering of PathNet Services shall be new (except those components, supplies and materials designated to be upgraded or enhanced pursuant to the modifications SOW) and shall conform in all material respects to the requirements of this Agreement, provided that PathNet shall pursue all applicable rights and remedies granted from third party vendor warranties;
     (iii) that PathNet shall promptly correct without additional compensation any portion of the PathNet Services that proves to be improper or defective in workmanship or not in conformance with the standards and specifications set forth in this Agreement; (iv) that it owns or has the legal right to use all of the PathNet Software for all purposes intended hereunder; (v) that on Effective Date, PathNet has no litigation or contingent liabilities which could impact this Agreement; (vi) that all Equipment is in good working order and condition; (vii) all Services shall be free from faults or defects and improper workmanship; (viii) that any and all change orders requested or issued under SECTION 4.6 shall reflect additional work to be done by PathNet rather than corrections to the work already contemplated hereunder; and (ix) that the System shall be fully operational without Space Diversity within eighteen (18) months of the grant of any permit or approval, listed in Exhibit A-10 and required for PathNet to install and complete the System.

     13.3 REPRESENTATIONS AND WARRANTIES OF INCUMBENT.

          13.3.1 UNION AND LABOR RELATIONS. Incumbent represents and warrants that with respect to any services performed pursuant to this Agreement, Incumbent has complied with any applicable labor or union-related agreements, regulations and ordinances.


SECTION 14.    DELIVERIES.

    14.1 DELIVERIES BY INCUMBENT. Incumbent shall provide to PathNet the items as set forth in SCHEDULE P.


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

    14.2 DELIVERIES BY PATHNET. PathNet shall provide to Incumbent the items as set forth in Schedule Q.


SECTION 15.    INDEMNIFICATION.

    15.1 INDEMNIFICATION BY PATHNET. To the maximum extent permitted by law, PathNet shall release, protect, defend and hold harmless Incumbent and its Affiliates and its and their respective officers, directors, employees and agents from and against any and all Losses arising from (i) personal injury, disease, death, property damage, pollution and environmental damage (including clean-up and all fines and penalties of any nature) to the extent directly or indirectly caused by or related to the negligence (whether simple or gross; active or passive), strict or absolute liability or fault of PathNet, its Affiliates or its or their officers, directors, employees, agents or contractors; (ii) the breach of any representation or warranty set forth in this Agreement by PathNet; and (iii) any claims of any violation of the antitrust laws of the United States or of any state in which the System operates, based upon terms of this Agreement.

    15.2 INDEMNIFICATION BY INCUMBENT. To the maximum extent permitted by law, Incumbent shall release, protect, defend and hold harmless PathNet and its Affiliates and its and their respective officers, directors, employees and agents from and against any and all Losses arising from (i) personal injury, disease, death, property damage, pollution and environmental damage (including clean-up and all fines and penalties of any nature) to the extent directly or indirectly caused by or related to the negligence (whether simple or gross; active or passive), strict or absolute liability or fault of Incumbent, its Affiliates or its or their officers, directors, employees, agents or contractors and (ii) the breach of any representation or warranty set forth in this Agreement by Incumbent.

    15.3 INTELLECTUAL PROPERTY INDEMNIFICATION - PATHNET. PathNet hereby agrees to protect, defend, indemnify and hold harmless Incumbent, its Affiliates, and its and their respective officers, directors, employees and agents from and against all Losses relating to (i) an alleged infringement of any third-party patent rights, patent or application for patent or any invention covered hereby or any proprietary rights of any kind; and (ii) any alleged infringement of copyright or trademark arising from PathNet's Services hereunder. In the event that PathNet's Services or the use or sale of any articles, materials or equipment to be furnished hereunder by PathNet are enjoined, PathNet at its sole expense shall at Incumbent's election either procure for Incumbent the right to continue to use or sell same or replace same with non-infringing materials and/or services of a grade and quality to meet all specifications for their required use.

    15.4 INTELLECTUAL PROPERTY INDEMNIFICATION - INCUMBENT. Incumbent hereby agrees to protect, defend, indemnify and hold harmless PathNet, its Affiliates, and its and their respective officers, directors, employees and agents from and against all Losses relating to (i) an alleged infringement of any third-party patent rights, patent or application for patent or any invention covered hereby or any proprietary rights of any kind; and (ii) any alleged infringement of copyright or trademark arising from Incumbent's Services hereunder. In the event that Incumbent's Services or the use or sale of any articles, materials or equipment to be furnished hereunder by Incumbent are enjoined, Incumbent at its sole expense shall at PathNet's election either procure for PathNet the right to continue to use or sell same or replace same with non-infringing materials and/or services of a grade and quality to meet all specifications for their required use.


SECTION 16.    LIABILITY OF THE PARTIES TO EACH OTHER.

    16.1 LIABILITY GENERALLY.  Subject to the specific provisions of this
SECTION 16, it is the intent of the Parties that each Party shall be liable to the other Party for damages incurred as a result of the breach of this Agreement by the other Party and failure to cure such breach as set forth in SECTION 17.1.2.

     16.2 LIABILITY RESTRICTIONS.

          (a) SUBJECT TO SUBSECTION (b) BELOW, IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

          (b) The limitations set forth in subsection shall not apply to the indemnification obligations set forth in SECTION 15.3 and SECTION 15.4.

          (c) Each Party shall have a duty to mitigate damages for which the other Party is responsible.

          (d) Each Party shall be liable to the other Party for any actual damages as set forth in SECTION 16.1 only if, and to the extent that the aggregate of all losses arising from or in connection with any such failure to perform obligations in the manner required by this Agreement exceeds ten thousand dollars ($10,000.00), except for claims of payment from Subcontractors or vendors

    16.3 FORCE MAJEURE. Neither party shall be liable to the other for any delays or damages or failure to act, except for the obligation to make payment when due, owing to, occasioned by or caused by reason of strikes, lockouts, fire, flood, the elements, Acts of God, wars, blockades, insurrections, riots, landslides, earthquakes, lightning, storms and civil disturbances beyond the control of the Party affected thereby, and delays due to any of the above causes shall not be deemed to be a breach or failure to perform under this Agreement ( collectively a "Force Majeure Event"); provided, however, that the Party delayed by such event shall provide notice thereof to the other Party as soon as reasonably possible specifying all facts relating thereto, the anticipated consequences thereof, and any proposed actions to be taken in mitigation of adverse consequences. Neither Party shall, however, be relieved of liability for failure of performance due to a claimed Force Majeure Event hereunder if such failure is due to causes arising out of its own negligence or to removable causes that it fails to remove or remedy with reasonable dispatch.

SECTION 17.    INFORMAL DISPUTE RESOLUTION; ARBITRATION.

     17.1 INFORMAL DISPUTE RESOLUTION.

          17.1.1 ROLE OF PROGRAM MANAGER. In the event Incumbent has a dispute, controversy or other complaint relating to PathNet's performance of PathNet's rights and obligations under this Agreement, Incumbent shall have the right to first contact the Program Manager to resolve such dispute, controversy or other complaint. If Incumbent is not satisfied with the resolution provided by the Program Manager, Incumbent may resort to the arbitration procedures set forth in this SECTION 17.

          17.1.2 NOTICE OF BREACH, CURE AND REMEDIES. In the event of a material breach by either PathNet or Incumbent (the "BREACHING PARTY"), the other Party (the "NON-BREACHING PARTY") shall send by certified mail a written notice of such material breach to the Breaching Party setting forth the specific allegations of such breach. Upon receipt of the notice of breach, the Breaching Party shall have thirty (30) days to cure such breach. In the event the Breaching Party fails to cure such breach, as determined by the Non-Breaching Party in its sole discretion, and the Breaching Party determines, in its sole discretion, that it has cured such breach, either the Breaching Party or the Non-Breaching Party may invoke the arbitration procedures set forth in SECTION 17.2 to resolve whether such breach has been cured.

     17.2 ARBITRATION.

          17.2.1 ARBITRATION; RESOLUTION OF DISPUTES. Subject to SECTION 17.1, any and all disputes and controversies between Incumbent and PathNet concerning this Agreement (each a "DISPUTE") shall be subject to resolution as set forth in this SECTION 17.

          17.2.2 REFERRAL TO BINDING ARBITRATION. Each Party shall have the right, but not the obligation, to refer any Dispute for final resolution by binding arbitration in accordance with the American Arbitration Association (the "Association") Rules for Arbitration of business disputes (the "ARBITRATION RULES").

          17.2.3 BINDING EFFECT. The Parties acknowledge and agree that (i) the award in any arbitration shall be final, conclusive and binding on the Parties and (ii) any such arbitration award be a final resolution of the Dispute between the Parties to the same extent as a final judgment of a court of competent jurisdiction.

          17.2.4 USE OF COURTS AND OTHER LEGAL REMEDIES. Each Party covenants and agrees that it shall not resort to any court for legal remedies concerning any Dispute other than to enforce a final decision by the arbitrators or for preliminary, interim or provisional equitable relief in aid of arbitration.

          17.2.5    ARBITRATION PROCESS.

          (a) SITE AND ARBITRATION TRIBUNAL. Absent agreement to the contrary by the Parties, the arbitration will be conducted in New York, New York, by a panel of three (3) arbitrators with expertise in the fields of telecommunications engineering and construction.

          (b) LIMITATION ON AWARDS. Arbitrators may not award (i) the right to terminate this Agreement or any of the rights and obligations hereunder, or
     (ii) any other right or remedy that contravenes the terms and conditions of this Agreement.

          (c) PERIOD OF LIMITATIONS. In the event the Party claiming a Dispute under SECTION 17.1.2 does not institute binding arbitration within four (4) years after notice of breach, such Party shall forever be barred from bringing a claim on the specific subject matter of such Dispute.

          (d) ATTORNEYS' FEES. The arbitrator shall award the reasonable cost, including attorneys' fees, to the prevailing Party.


SECTION 18.    MISCELLANEOUS.

     18.1 NOTICES. All notices pertaining to disputes arising from this Agreement shall be directed to a corporate entity or employee designated by the signatories as having full rights and responsibilities to address such issues. Notices under this Agreement shall be sufficient only if personally delivered by a commercial prepaid delivery or courier service or mailed by certified or registered mail, return receipt requested to a Party at its address set forth below or as amended by notice pursuant to this SECTION 18.1. If not received sooner, notice by mail shall be deemed received five (5) Business Days after deposit in the U.S. mail. All notices shall be delivered as follows:

                    If to PathNet:
                         Michael A. Lubin, Esquire
                         Vice President and General Counsel
                         PathNet, Inc.
                         1015-31st, N.W.
                         Washington, D.C. 20007
                         Tel:  (202) 625-7284
                         Fax:  (202) 625-7369

                    If to Incumbent:
                         Mr. Tom Bruscino
                         Director, Telecommunications
                         KN Energy
                         370 Van Gordon Street
                         Lakewood, CO  80228-8304
                         Tel:  (303) 763-3299
                         Fax:  (303) 763-3510

     18.2 BINDING NATURE; ENTIRE AGREEMENT. PathNet and Incumbent acknowledge that (i) each has read and understands the terms and conditions of this Agreement and agrees to be bound by such terms and conditions, (ii) this Agreement shall be binding on each of PathNet and Incumbent and their respective successors and assigns, (iii) this Agreement is the complete and conclusive statement of the agreement between the Parties, (iv) this Agreement supercedes any and all prior agreements and arrangements between the Parties and all understandings and agreements, oral and written, heretofore made between Incumbent and PathNet are merged in this Agreement which alone, fully and completely expresses their agreement on the subject matter of this Agreement and
(v) this Agreement sets forth the entire agreement on the subject matter hereof.

     18.3 AMENDMENT. No modifications of, additions to or waiver of this Agreement shall be binding upon Incumbent or PathNet unless such modification, addition or waiver is in writing and signed by an authorized representative of each Party.

     18.4 SEVERABILITY. If any term or provision of this Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then such term or provision shall be inoperative and void insofar as it is in conflict with the law, but the remaining terms and provisions of this Agreement shall nevertheless continue in full force and effect and the rights and obligations of the Parties shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law.

     18.5 GOVERNING LAW. This Agreement, and the rights and obligations of the Parties hereunder, shall be governed and interpreted in accordance with the laws of the State of New York (other than the choice of law rules thereof).

     18.6 SURVIVAL. Any provision of this Agreement which completes performance or observance subsequent to any termination or expiration of this Agreement shall survive such termination of expiration and continue in full force and effect.

     18.7 ASSIGNMENT. At any time and from time to time, PathNet shall have the right to assign this Agreement or any of PathNet's rights and obligations under this Agreement; provided, that in no event shall any such assignment relieve PathNet of its obligations under this Agreement. Incumbent may not or shall not have the right to assign this Agreement or any of its rights and obligations hereunder without the prior written consent of PathNet, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, Incumbent may assign its right and obligations, in whole but not in part, under this Agreement without the approval of PathNet, to any entity which acquires all or substantially all of the assets of Incumbent or to any subsidiary, Affiliate or successor in a merger or consolidation of Incumbent; provided, that in no event shall any such assignment relieve Incumbent of its obligations under this Agreement.

     18.8 WAIVER. Failure or delay on the part of Incumbent or PathNet to exercise any right, power or privilege under this Agreement shall not constitute a waiver of any right power or privilege of this Agreement.

     18.9 RECORDATION. Each Party hereby acknowledges that this Agreement may be subject to recordation and the costs, fees or expenses associated with any such recordation shall be borne by the recording Party.

     18.10 GOOD FAITH RENEGOTIATION. Notwithstanding anything set forth herein to the contrary, the Parties hereby agree that in the event a Governmental Authority issues a decision, order, rule or other rulemaking of any kind, which necessitates any modification or amendment to this Agreement, the Parties shall negotiate in good faith to modify or amend this Agreement to comply with such decision, order, rule or other rulemaking.

     18.11 CONFIDENTIAL TERMS AND CONDITIONS. Incumbent shall not disclose, except as required by law or as set forth in SECTION 18.9, the terms and conditions of this Agreement to any third party.

     18.12 INCUMBENT'S DESIGNATED REPRESENTATIVE. Incumbent shall on the Effective Date designate in writing a representative who shall have express authority to bind Incumbent with respect to all matters requiring Incumbent's approval or authorization in connection with this Agreement (the "INCUMBENT REPRESENTATIVE"). Such Incumbent Representative shall have the authority to make decisions and grant any and all consents required under this Agreement on behalf of Incumbent and PathNet shall be entitled to rely on any such decision or consent by the Incumbent Representative.

     18.13 OUTSOURCING. In addition to, and not in place of, any rights of PathNet under this Agreement, PathNet shall have the right to engage third party Subcontractors to perform any or all of PathNet's rights and obligations under this Agreement.

     18.14 EMPLOYMENT SOLICITATION. During the term of this Agreement, neither PathNet nor any PathNet Affiliate shall solicit employment from, offer employment to or hire, in any manner whether as an employee or a Subcontractor, any Incumbent employee; provided that PathNet may hire any former Incumbent employee if such employee has not worked for Incumbent for a period of at least eighteen (18) months.

     18.15 EXECUTION OF AN AMENDED SCHEDULE B. In the event that both Incumbent and PathNet elect to add additional Segments to the System, each of Incumbent and PathNet shall execute and deliver an "AMENDED SCHEDULE B" setting forth (i) the additional paths, sites and specific location information of the additional Segment or Segments, (ii) the rent PathNet shall pay to Incumbent for such additional Segment (thereby amending SECTION 5.2 with respect to such additional Segment; PROVIDED, HOWEVER, SECTION 5.2 shall remain in full force and effect with respect to Segment 1 or any other existing Segment) and (iii) the Incumbent Items, the amount of the Incumbent Estimated Costs, the amount of the Incumbent Payment Cap and the method of payment of the cost of the Incumbent Items with respect to such additional Segment (thereby amending SECTION 4.1 and SECTION 1 of SCHEDULE C with respect to such additional Segment; PROVIDED, HOWEVER, SECTION 4.1 and SECTION 1 of SCHEDULE C shall in any event remain in full force and effect with respect to Segment 1 or any other existing Segment.) PathNet's and Incumbent's rights and obligations under this Agreement will commence with respect to such additional Segment or Segments on the date of execution of such AMENDED SCHEDULE B by both

Parties which date shall be deemed the "EFFECTIVE DATE" with respect to such Segment for purposes of this Agreement and each reference to SCHEDULE B in this Agreement shall be deemed to refer to such AMENDED SCHEDULE B.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written above.

                                             PATHNET, INC.


                                             By: /s/ Dave Schaeffer
                                                --------------------------------
                                             Name: Dave Schaeffer
                                             Title: President


KN ENERGY, INC.


                                             By: /s/ Rickey Wells
                                                --------------------------------
                                             Name: Rickey Wells
                                             Title: V.P. Operations

                       INDEX OF SCHEDULES AND EXHIBITS TO
                    FIXED POINT MICROWAVE SERVICES AGREEMENT

SCHEDULE A: Services and System Specifications

            Exhibit A-1:  System Equipment, Towers and Shelters

            Exhibit A-2:  Manufacturers Specifications for Radios

            Exhibit A-3:  Electricity and Power Specifications of the System

            Exhibit A-4:  Incumbent Multiplexing Requirements

            Exhibit A-5:  Equipment Shelters, Specification and Design

            Exhibit A-6:  Grounding and Lightning Protection Guidelines and
                          Specifications for Communications Shelters

            Exhibit A-7:  Network Interconnections Schedule

            Exhibit A-8:  Pathnet Spurs and Incumbent Spurs

            Exhibit A-9:  Form of Certificate of Acceptance

            Exhibit A-10: Required Permits and Approvals

SCHEDULE B: Segment and Facilities

SCHEDULE C: Estimated and Operating Costs

            Exhibit C-1:  Incumbent Estimated Costs

            Exhibit C-2:  Pathnet's Estimated Costs

SCHEDULE D: Form of Escrow Agreement

SCHEDULE E: Incumbent Security Procedures

SCHEDULE F: Incumbent Drug Testing Procedures and Substance Abuse Policy

SCHEDULE G: Intentionally Omitted

SCHEDULE H: Incumbent Health and Safety Requirements

SCHEDULE I: Other Requirements of Incumbent

SCHEDULE J: Incumbent Training

SCHEDULE K: Ownership of System Equipment, Assets and Materials

SCHEDULE L:.Form of Quarterly Revenue Report

SCHEDULE M:.Incumbent Payment Instructions

SCHEDULE N:.Form of Pathnet Sublicense Agreement

SCHEDULE O: Pathnet Articles and Bylaws; Certificate of Good Standing

SCHEDULE P:.Deliverables of Incumbent

SCHEDULE Q:.Deliverables of Pathnet

SCHEDULE R:.Form of Security Agreement

                                   SCHEDULE A

                       SERVICES AND SYSTEM SPECIFICATIONS

      This Schedule A describes certain services and specifications that Pathnet and Incumbent shall respectively perform. Pathnet's and Incumbent's responsibilities with respect to particular Services and Specifications described in this Schedule A, if any, are specifically indicated where such Services and Specifications are described. Pathnet's and Incumbent's payment responsibilities with respect to the Services and Specifications shall be as set forth in Section 4 and Schedule C.

SECTION 1. PRELIMINARY ENGINEERING STUDIES AND EVALUATION OF EXISTING SYSTEM

      1.1 Preliminary Analysis. Pathnet shall complete a detailed analysis of the existing microwave system operated by Incumbent along each Segment set forth in Schedule B and upon completion of such analysis shall deliver the results of such analysis to Incumbent. Such analysis shall include:

            (a) an inventory and survey of Incumbent's existing microwave sites and supporting facilities (the "Existing System Inventory");

            (b) microwave path studies and reliability analysis to provide performance data to serve as the engineering basis for the design of the System (the "Path Studies");

            (c) a preliminary evaluation of the probability of successfully coordinating frequencies on the System (the "Frequency Availability Model");

            (d) a determination of whether structural analysis of towers and loading factors (for metal towers only) is required and, in the event such structural analysis is required, the analysis of Incumbent's towers, including, but not limited to, the wind loading and weight requirements for the proposed antenna systems as well as any feedlines necessary to support the such antenna systems (the "Tower Analysis");

            (e) the design of the System (the "System Design") which System Design conforms with the terms and conditions of Section 3 of this Schedule A;

            (f) a detailed line item budget for the System (the "System
      Budget");

            (g) a proposed T-1 plan for channelization of the System the ("Channel Plan"); and

            (h) a preliminary construction management schedule for each replacement Segment (the "Preliminary Construction Schedule").

      1.2 Cooperation of Incumbent with Preliminary Analysis. Incumbent shall fully cooperate with Pathnet in Pathnet's performance of the preliminary analysis set forth in Section 1.1 of this Schedule A, including, but not limited to, providing to Pathnet any requested information and documents relating to Incumbent or Incumbent's existing system.

      1.3 Project Drawings. Upon completion of the preliminary engineering studies and analysis and documentation as set forth in Section 1.1 of this Schedule A, Pathnet shall deliver to Incumbent the following project drawings:
(i) a System layout drawing, (ii) the rack profiles, (iii) block drawings, and
(iv) equipment wiring drawings (collectively, the "Project Drawings.")

      1.4 Deliveries by Incumbent. Within thirty (30) days of the Effective Date, Incumbent shall deliver to Pathnet (i) any existing tower drawings and specifications, inventory lists and other documents relating to the sites set forth on Schedule B necessary for Pathnet to perform its obligations under this Agreement, (ii) the results of any structural, mechanical, and electrical inspections and reports relating to Incumbent's existing system facilities or sites, which have been performed pursuant to the requirements of any applicable Federal, state or local law or by Incumbent at its discretion and (iii) the names, addresses and contact persons of any consultants or Subcontractors engaged by Incumbent in connection with Incumbent's existing system, Facilities or sites and copies of any reports or documents produced by such consultants or Subcontractors.

SECTION 2. MODIFICATION TO EXISTING INFRASTRUCTURE

      2.1 Documentation. Upon completion of the preliminary analysis as set forth in Section 1.1 of this Schedule A, Pathnet shall prepare and deliver to Incumbent a project management schedule and scope of work (the "Modifications SOW") setting forth a detailed plan to complete all required modifications of Incumbent's existing sites and Facilities necessary for the installation and operation of the new System in accordance with the terms and conditions of this Agreement. Incumbent shall have ten (10) days to either (i) approve by written notice to Pathnet such Modifications SOW or (ii) deliver to Pathnet a written list of Incumbent's suggested modifications to the Modifications SOW; provided, however, any such modifications to the Modifications SOW may not result in the cost of the Services and Specifications set forth in the Modifications SOW exceeding the cost of such Services and Specifications as set forth in Section 1 of Schedule C. Pathnet shall review any such suggested modifications and, in its sole discretion, incorporate some, all or none of such suggested modifications into the Modifications SOW. In the event Incumbent does not notify Pathnet in writing within the prescribed time period, Pathnet shall assume that Incumbent has granted such approval.

      2.2 Modifications Required. Pathnet shall perform all of the modifications set forth in the Modifications SOW. Such modifications shall include the following:

            (a) any required modifications to the towers necessary to conform the towers to the Specifications;

            (b) any required modifications to the battery reserves necessary to conform the battery reserves to the Specifications and the installation of any required generators, in accordance with the Specifications;

            (c) any required modifications to the environmental control systems of the existing shelters necessary to conform such environmental control systems to the Specifications;

            (d) the provision of all necessary D.C. and A.C. power cable engineering for all racks, including, but not limited to, the installation of all necessary conduits required to carry D.C. and A.C. power, terminating cables and alarm cables and the installation of all necessary A.C. distribution and A.C. wiring as required to meet the Specifications;

            (e) the installation of all required new equipment shelters, or modification of existing equipment shelters, to conform to the Specifications;

            (f) the installation of all required liquid petroleum, diesel or natural gas lines from the existing liquid petroleum diesel or natural gas tank or source, as the case may be, to the new shelter in accordance with the Specifications;

            (g) any required modifications to the foundation of any of the towers, shelters or sites as set forth in the Tower Analysis;

            (h) any upgrades required to conform the sites and Facilities to local building code provisions and any other regulatory Requirements of Law, including, but not limited to, those related to health and safety;

            (i) the removal of any above or below ground obstructions or materials such as trees and power lines which may affect the performance of the System or other activities contemplated by this Agreement;

            (j) all required fence extensions and replacements;

            (k) any required modifications to the grounding and bonding Systems at each site to conform to the Specifications;

            (l) any required modifications to the pressurizing equipment to conform to the Specifications, including the pressurizing equipment manifolds and dehydrators; and

            (m) any other miscellaneous site work necessary to prepare Incumbent's sites for the installation and operation of the new System.

      2.3 Cooperation by Incumbent. Incumbent shall fully cooperate with Pathnet and shall provide Pathnet with all required assistance in completion of such obligations in Pathnet's performance of its obligations under this Section 2 of this Schedule A.

      2.4 Maintenance of Modifications. Incumbent shall ensure that all modifications performed pursuant to this Section 2 of this Schedule A are maintained in accordance with the Specifications, including, but not limited to, the upgrade or replacement of any equipment and materials described in the Modifications SOW.

      2.5 Choice of Equipment Vendors and Service Providers.

            2.5.1 Engagement. In the event Incumbent engages an equipment vendor or service provider directly in accordance with this Section 2.5 of Schedule A (i) Pathnet shall have the right to approve any equipment vendors or service providers, which approval shall not be unreasonably withheld, (ii) all invoices, purchase orders or other bills relating to such equipment or services shall be sent to both Pathnet and Incumbent and
      (iii) Incumbent shall not pay any such invoice, purchase order or bill without the prior approval of Pathnet, which approval shall not be unreasonably withheld.

            2.5.2 Approval. Incumbent shall have the right to reasonably approve any Subcontractor engaged to perform the Services set forth in this
      Section 2 of Schedule A.

SECTION 3. DESIGN OF NEW SYSTEM

      3.1 Approval of System Design. Within ten (10) days after receipt by Incumbent of the System Design from Pathnet, Incumbent shall either (i) deliver to Pathnet written approval of such System Design or (ii) deliver to Pathnet a written list of Incumbent's suggested design modifications. Pathnet shall review any such suggested modifications and, in Pathnet's sole discretion, incorporate some, all or none of such suggested modifications into the System Design. Pathnet shall, within thirty (30) days of receipt of Incumbent's suggested modifications, deliver a revised System Design to Incumbent. In the event Incumbent fails to deliver to Pathnet in writing its approval as set forth above within the prescribed time period, Pathnet shall assume that Incumbent has approved such System Design.

      3.2 Modification of System Design. At any time and from time to time, Pathnet shall have the right to modify the System Design upon written notice to Incumbent of such modifications, as new versions of Equipment used in the System may become available from manufacturers or software providers, as Technology is improved and as determined by Pathnet in its sole discretion.

      3.3 System Technical Specifications. Pathnet shall (i) design the System in accordance with the minimum network performance standards set forth in
Section 3 of this Schedule A, (ii) in each instance where reasonably possible, use the towers, antennas, waveguide, and other system components of Incumbent's existing system in the System Design and (iii) design the System to meet the following technical specifications:

            (a) Radio System Design. The active radio components of the System shall be designed to conform to the Specifications and the manufacturer specifications set forth in Exhibit A-2 to this Schedule A.

            (b) Radio Software Design. The software used to operate the radios shall conform to the Specifications and the manufacturer specifications set forth in Exhibit A-2 to this Schedule A.

            (c) Antenna and Frequency Specifications. The radio communications equipment shall transmit and receive on the frequencies as set forth in the System Design. All antenna reflectors used in the System shall conform to (i) Category A standards as defined by the FCC and (ii) the specifications set forth in any PCN relating to the System, and each high performance antenna shall be fitted with a radome. All antenna mounting hardware shall meet wind and loading requirements for the applicable county and shall substantially conform to EIA-222-F.

            (d) Tower Specifications. All towers shall substantially conform to
      (i) the EIA/TIA-222-F-1991, Structural Standards for Steel Antenna Towers and Antenna Supporting Structures, 1996, (ii) EIA/222-F Specifications for loading for the appropriate county, and (iii) any other required FCC and FAA rules and regulations.

            (e) Waveguide Specifications. Waveguide used in the System specified for transmission line shall be of a premium grade to ensure minimum return.

            (f) D.C. Power Requirements. The radio components of the System shall be powered by 48 volts DC with at least eight (8) to ten (10) hours of battery capability (assuring less than twenty (20) amp loads for Incumbent Equipment), and all necessary chargers, distribution systems and transfer switches for generators as set forth in Exhibit A-3 to this Schedule A.

            (g) A.C. Power Requirements. A.C. electrical power required by the System shall be consistent with local requirements and the usage at each of the sites set forth in Schedule B and shall be 120/240 volt single phase 200 amp service as set forth in Exhibit A-3 to this Schedule A.

            (h) Bonding and Grounding Specifications. The System and all associated electrical components shall be grounded and bonded to current EIA and IEEE specifications and in accordance with the Specifications set forth on Exhibit A-6 to this Schedule A.

            (i) Order Wire Specification. Each equipment shelter shall be equipped with an Order Wire and a handset, which will be used as a talk circuit for System operation and maintenance purposes and which will be carried by Pathnet as part of the System payload.

            (j) Diagnostic Circuit. Each equipment shelter shall be equipped with a diagnostic circuit that will be used to connect each such shelter and the Equipment housed in such shelter to the Network Management System.

            (k) Multiplexing from OC-3 to DS-1 Level. The System Design shall provide for any required multiplexing of the OC-3 to the DS-1 level at each site using an OC-3 Multiplexer.

            (l) Multiplexing from DS-1 to DS-0 Level. Within thirty (30) days after the date hereof, Incumbent shall deliver to Pathnet a Schedule substantially in the form of Exhibit A-4 to this Schedule A setting forth Incumbent's multiplexing requirements. Upon receipt of such Exhibit A-4 to this Schedule A, Pathnet will reflect in the System Design the requested multiplexing of the DS-1 to the DS-0 level at each site using a 1/0 Multiplexer subject to limitations in Drop and Insert Capacity between each Switched Mod Section using available Wayside Channels.

            (m) Wayside Channels. Incumbent or Pathnet as reflected in the System Design, as determined by Pathnet in its sole discretion, shall use the Wayside Channels.

            (n) Spectral Loading Requirements. The System shall meet the then current FCC requirements of spectrum efficiency outlined, 47 C.F.R. 101 and any successor rule or regulation.

            (o) Capacity of System. The System shall be comprised of, at a minimum, 3 DS-3 capability and will have a 1 x n protection switch allowing for upward migration to a minimum of 1 x 7 protection. The capacity of the System may be expanded to a 2 x 14 protection level, using additional spectrum or crossband filters, provided, such Capacity Expansion does not degrade the System below the performance standards set forth in this Section 3 of this Schedule A.

            (p) SONET Architecture. The digital microwave radios used in the System shall operate under a SONET format.

            (q) Shelters Design. A proposed building layout for the new shelters to be constructed and the existing shelters to be modified shall be as set forth in Exhibit A-5 to this Schedule A and shall comply with all applicable local laws, regulations and ordinances.

            (r) Channel Plan. The System shall be designed such that Incumbent and Pathnet shall be allocated capacity as set forth in the Channel Plan and Section 7.2.2.

            (s) Interconnections Limitations. The System shall have no more than four (4) Interconnections per LATA. No more than two (2) of such Interconnections shall be to other segments of the Pathnet network created from facilities of other Persons and no more than two (2) of such two Interconnections shall be to the PSTN. At each Interconnection site, there shall be no more than two (2) additional antennas used solely for such Interconnection purposes. Interconnections may be by microwave or other media. To the extent Pathnet develops spurs, Pathnet shall specify the Interconnections at such spurs on Exhibit A-7 to this Schedule A. To the extent Incumbent develops spurs for its own connectivity purposes, Incumbent shall specify the Interconnections at such spurs on Exhibit A-7 to this Schedule A.

            (t) Protection Switching Requirement. Power, radio, and multiplexing equipment shall be redundant with automatic protection switching to minimize Outages as a result of equipment failure.

            (u) Generator Requirements. Generators shall be required at all sites with a history of power outages and all sites that are difficult to access and any other sites as determined by the Parties.

            (v) System Integration. The System shall be integrated into the total Pathnet telecommunications network as set forth in the System Design.

            (w) Transmission Line Requirements. One (1) or more transmission lines shall be connected to each antenna and such lines will be anchored firmly to the tower in accordance with the manufacturer's recommendation.

            (x) Equipment Rack Specifications. Each equipment rack shall be firmly anchored to the floor, and the overhead channel iron or the adjacent racks.

            (y) Environmental Control of Shelters. Equipment shelters shall be environmentally controlled to standards, between 55(degree) and 80(degree) and shall be maintained within the desired humidity range, as set forth in the manufacturer's specifications in Exhibit A-2 to this Schedule A and as set forth in Exhibit A-5 to this Schedule A.

            (z) Spurs. The System shall be designed to allow the build-out of spurs set forth on Exhibit A-8 to this Schedule A from the backbone network for Pathnet's and Incumbent's own network and internal communications purposes.

            (aa) Network Management System. The System Design shall include the Network Management System that complies with the specifications set forth in Section 7.6 of this Schedule A.

            (bb) Fuel Tanks and Lines. All liquid petroleum, diesel and natural gas tanks and lines required shall meet all applicable environmental and health and safety standards and Requirements of Law.

            (cc) Pressurizing Equipment. The System Design shall include all required pressurizing equipment, manifolds and dehydrators.

      3.4 System Performance Criteria

            3.4.1 Availability. The System shall be designed to meet or exceed the long haul objective of 99.98% availability on an annual basis for a 4,000 mile system, which is equivalent to a one way system Outage of less than 0.4 seconds, per mile, per year.

            3.4.2 Circuit Acceptance Level. The System shall be designed such that any continuous five hundred (500) mile segment of the System during any consecutive twenty-four hour period shall have no more than one (1) Errored Second, shall have 99.998% Error Free Seconds and shall have no Severely Errored Seconds, measured at the DS-1 level.

SECTION 4. INSTALLATION AND CONSTRUCTION

      4.1 Documentation.

            4.1.1 Project Management Plan, Project Schedule and Cutover Plan. Upon approval of the System Design, Pathnet shall deliver to Incumbent (i) a plan of the respective responsibilities of each Party and other related items relating to the construction and installation of the System (the "Project Management Plan"), (ii) a schedule for the installation of the System (the "Project Schedule"), and (iii) a schedule for the cutover of the System (the "Cutover Plan"). Incumbent shall have ten (10) days to either (i) approve by written notice to Pathnet such Project Management Plan, Project Schedule and Cutover Plan or (ii) deliver to Pathnet a written list of Incumbent's suggested modifications to such Project Management Plan, Project Schedule and Cutover Plan, as the case may be. Pathnet shall review any such suggested modifications and, in Pathnet's sole discretion, incorporate some, all or none of such suggested modifications into the Project Management Plan, Project Schedule and Cutover Plan, respectively. In the event Incumbent does not notify Pathnet in writing of its approval or suggested modifications of the Project Management Plan, Project Schedule and Cutover Plan as set forth above within the prescribed time period, Pathnet shall assume that Incumbent has granted such approval.

            4.1.2 Installation Reports. After installation has begun and continuing until Commissioning, Pathnet shall provide to Incumbent a bi-weekly progress report (each a "Progress Report") setting forth, (i) a description of the work performed during the immediately preceding period,
      (ii) a list of any material deviations from the proposed schedule of work and (iii) an analysis of such deviations with respect to their impact upon the timely deployment of the System.

            4.1.3 Changes to Drawings. In the event that during the process of Installation any of the Project Drawings delivered pursuant to Section 1.3 of this Schedule A require any modifications, Pathnet shall make any such modifications to such Project Drawings, shall deliver the revised Project Drawings to Incumbent, and shall place a copy of such revised Project Drawings at each site.

            4.1.4 As-Built Drawings. Upon completion of each phase of installation as set forth in the Project Schedule, Pathnet shall deliver to Incumbent an as-built drawing of the System (each an "As-Built Drawing") and shall incorporate the final As-Built Drawing into the appropriate equipment manuals.

      4.2 Installation by Pathnet. Pathnet shall construct and install the System as set forth below and in accordance with this Schedule A and the documents and schedules prepared and delivered pursuant to this Schedule A.

            (a) Radios. Pathnet shall furnish and install the digital radios that meet the Specifications.

            (b) Antennas and Frequencies. Pathnet shall furnish and install (i) the antennas that meet the Specifications and (ii) any required antenna mounting hardware to secure such antennas to the towers in accordance with the Specifications.

            (c) Waveguide Bridge and Supports. Pathnet shall furnish and install
      (i) waveguides that meet the Specifications, (ii) new waveguide bridges on two faces of the existing towers and (iii) all additional supports required of the waveguide from the tower to termination inside the shelter.

            (d) Bonding and Grounding. Pathnet shall furnish and install all required ground kits in accordance with the Specifications, including, but not limited to, waveguide ground kits at the antenna, the bottom of the tower and at the entry port of the shelter, tower anchor grounding kits, and ground wire rings for the shelters.

            (e) Moving Company. During installation of the System, Pathnet, or a full service moving and warehousing company hired by Pathnet, shall handle the pick up of necessary equipment for temporary warehousing in all required areas at and near the installation sites.

            (f) Order Wire. Pathnet shall furnish and install an Order Wire at each site in accordance with the Specifications and shall establish Order Wire connectivity, including, but not limited to, connectivity to all necessary external interfaces.

            (g) OC-3 Multiplexers. Pathnet shall furnish and install all required OC-3 Multiplexers to the DS-1 level as set forth in Section 3 of this Schedule A.

            (h) Channel Plan. Pathnet shall perform cross-connects of T-1 lines in accordance with the Channel Plan and the Specifications.

            (i) Interconnection Placement. Pathnet shall furnish and install connecting facilities from the System to the PSTN, including but not limited to connections to POP's of purchasers of Excess Capacity and Pathnet shall furnish and install all cables required to interconnect project equipment within the System.

            (j) Transmission Lines. Pathnet shall (i) furnish and install all required transmission lines on the towers, (ii) route such transmission lines to the equipment racks in the shelters, (iii) connect both ends of such transmission lines and (iv) interface such transmission lines to the radio equipment in accordance with the Specifications.

            (k) Equipment Racks. Pathnet shall furnish and install all equipment racks necessary for the Equipment installed by Pathnet in accordance with the Specifications.

            (l) Network Management System. Pathnet shall furnish and install the Network Management System, including, but not limited to, all required alarms, panels, terminals, software and cables at all appropriate demarkation points in accordance with the Specifications.

            (m) Spurs. Pathnet shall furnish and install all of the necessary equipment to build-out Pathnet's spurs and Incumbent's spurs (as requested and paid for by Incumbent), each as set forth in Exhibit A-8 to this Schedule A in accordance with the Specifications.

            (n) Deconstruction of Existing System. As required at each site, Pathnet shall move Incumbent's existing system to one side, providing space for permanent installation of the new System.

            (o) Pre-Commissioning System. Pathnet shall install an "initial" digital System in such a way that it can be operated and tested without interfering with Incumbent's existing system performance.

            (p) Parallel Systems. In order to minimize system downtime, Pathnet shall provide parallel operations to the Incumbent's existing analog system with the digital equipment system using new frequencies and antenna configurations.

      4.3 Cooperation During Installation. During installation, Incumbent shall provide all necessary cooperation to Pathnet, including, but not limited to, posting at each site any Permits or licenses for building or tower work related to the construction at such site and providing reasonable access to its Facilities as set forth in Section 5.

      4.4 Installation by Incumbent. Incumbent shall furnish and install all required equipment and materials at each point of demarkation to meet Incumbent's internal communication needs, including, but not limited to, furnishing and installing all 1/0 Multiplexers as set forth in Section 3 of this Schedule A and all other interconnection equipment relating to Incumbent's spurs set forth in Exhibit A-8 to this Schedule A.

SECTION 5. PRE-COMMISSIONING TESTING

      5.1 Factory Acceptance Test.

            5.1.1 Tests to be Performed. Pathnet shall coordinate all factory acceptance testing on the Equipment. Such factory acceptance testing shall include (i) linking together of all racks in each Switched Mod Section to simulate the System as it will be configured in the field, (ii) testing at the panel terminal and System level for certification and compliance with the Specifications, (iii) connecting the radio bays by coaxial cables through attenuators to simulate "RSL" conditions as encountered in the field, (iv) testing on a path basis to the applicable configuration of the System, (v) testing of all miscellaneous Equipment such as supervisory fault alarm and control and service channel units and
      (vi) testing the equipment as a System to resolve all interface problems.

            5.1.2 Observing Factory Testing. Incumbent shall have the right, at its own expense, to witness in person the factory testing of the Equipment.

      5.2 Rack Test. Pathnet shall perform a rack test once the radio cabinet has been installed.

      5.3 Path Test. Pathnet shall perform a path test after each site has been turned up.

      5.4 End-To-End Test. Pathnet shall perform an end-to-end test for each Switched Mod Section on the System once all sites have been turned up.

      5.5 Field Test. Once the Equipment is installed and operational, Pathnet shall test each path pursuant to the following field tests to ensure performance of the Equipment over the designated path in accordance with the criteria and standards set forth in this Schedule A.

            (a) Radio Hop Test: Pathnet shall (i) align all digital microwave paths, (ii) measure and record transmitter frequency, (iii) measure and record transmitter power, (iv) calculate and record receiver fade margin,
      (iv) perform Bit Error Rate checks and (v) record results of such Bit Error Rate checks.

            (b) Digital Multiplex Test: Pathnet shall (i) perform standard loop-back tests and (ii) verify the performance of all local alarm points to the DS-1 level.

            (c) System Test: Pathnet shall (i) perform an end-to-end Bit Error Rate test of the message one radio for a 24-hour period and an end-to-end Bit Error Rate test of the protect radio for 1 hour, (ii) verify equipped channel units through microwave system, (iii) verify performance of Order Wires and Wayside Channels, and (iv) verify performance of the alarm points function throughout the System.

      5.6 Site Acceptance Testing. Pathnet shall perform all site acceptance tests as recommended by the manufacturers of the Equipment and Pathnet shall provide the results of any such site acceptance testing to Incumbent promptly after completion of such testing.

      5.7 Acceptance Procedure. After completion of site acceptance testing as set forth in Section 5.6 of this Schedule A, Pathnet shall implement the following acceptance procedure:

            (a) Incumbent shall promptly perform an installation inspection and deliver to Pathnet a written list of all material deficiencies from the Specifications to be corrected by Pathnet (the "Deficiency List").

            (b) Pathnet shall promptly correct such material deficiencies on the Deficiency List and shall, upon completion, certify to Incumbent that such items have been corrected.

            (c) Pathnet shall submit to Incumbent all of the test data collected through the performance of the tests set forth in Section 5 of this Schedule A for Incumbent's approval, which approval shall not be unreasonably withheld.

            (d) Incumbent shall deliver to Pathnet a Certificate of Acceptance substantially in the form of Exhibit A-9 to this Schedule A.

      5.8 Equipment Required for Pre-Commissioning Testing. Pathnet shall furnish all Pre-Commissioning Test Equipment.

SECTION 6. CUTOVER

      6.1 Cutover.

            6.1.1 Pathnet Responsibilities. Pathnet shall (i) manage the cutover process for the System, (ii) perform such cutover in accordance with the Cutover Plan and (iii) notify Incumbent of the circuit activity that will occur upon Commissioning of each path or Segment and the impact that such activity may have on the Incumbent's existing system. Promptly after each site has been cutover, Pathnet shall notify Incumbent of the completion of such cutovers.

            6.1.2 Incumbent Responsibilities.. Incumbent shall (i) cooperate and coordinate its cutover of its voice and data circuits with Pathnet and the Cutover Plan, (ii) complete its cutover of its voice and data circuits no more than ninety (90) days after Commissioning of each path or Segment by Pathnet and (iii) no more than ninety (90) days after cutover by Incumbent of its voice and data systems, remove all unused equipment from Incumbent's sites in compliance with all applicable Requirements of Law.

      6.2 Station Log Books. Pathnet shall establish station logs books in accordance with all FCC rules and regulations (each a "Station Log Book") and at Commissioning shall deliver to Incumbent an original of each Station Log Book at Commissioning.

SECTION 7. SYSTEM OPERATION

      7.1 Increases in Capacity. At any time, and from time to time, Pathnet shall have the right, at its sole discretion, to increase the capacity of the System beyond the capacity created in the initial build-out; provided, that Pathnet fulfills the following conditions before Commissioning any such proposed Capacity Expansion:

            (a) Capacity Expansion Schedule. At least fifteen (15) days prior to any Capacity Expansion, Pathnet shall provide to Incumbent a capacity expansion schedule (each, a "Capacity Expansion Schedule") setting forth the amount of capacity to be included in such Capacity Expansion, the specific paths to be expanded, the expansion name (including each path that is affected), and the expected Commissioning of such Capacity Expansion.

            (b) Performance of Capacity Expansion. Prior to the Commissioning of any Capacity Expansion, (i) Pathnet shall perform all required testing on such Capacity Expansion to confirm that any such Capacity Expansion will not degrade the System below the Specifications (ii) Pathnet shall provide the results of such testing upon receipt of such test results to Incumbent for its review and approval and (iii) Pathnet shall obtain from Incumbent a Certificate of Acceptance substantially in the form attached hereto as Exhibit A-9 to this Schedule A with respect to such Capacity Expansion.

            (c) Incumbent's Right to Contest Capacity Expansion. In the event, after receipt of the test results as set forth above, Incumbent reasonably determines that a proposed Capacity Expansion will degrade the System below the Specifications, Incumbent shall have the right to withhold delivery of any Certificate of Acceptance with respect to such Capacity Expansion and shall hire an independent third party approved by Pathnet (which approval shall not be unreasonably withheld) to perform additional testing on such Capacity Expansion. In the event such independent third party reports that the proposed Capacity Expansion will not result in the degradation of the System below the Specifications, Incumbent (i) shall promptly deliver to Pathnet a Certificate of Acceptance with respect to such proposed Capacity Expansion and (ii) shall pay for the reasonable costs of such independent third party evaluation. In the event that such independent third party reports that the proposed Capacity Expansion will result in the degradation of the System below the Specifications (i) Pathnet shall make all required modifications to the System and the proposed Capacity Expansion such that, in the opinion of such independent third party, the proposed Capacity Expansion shall not degrade the System below the Specifications, (ii) upon verification by such independent third party that the proposed Capacity Expansion, as modified by Pathnet, shall not degrade the System below the Specifications, Incumbent shall promptly deliver to Pathnet a Certificate of Acceptance substantially in the form attached as Exhibit A-9 to this Schedule A with respect to such Capacity Expansion and (iii) Pathnet shall pay for the reasonable costs of such independent third party evaluation.

      7.2 Maintenance of System. Within sixty (60) days after the Effective Date, Pathnet and Incumbent shall execute and deliver the Maintenance Services Agreement. Pathnet shall have the right to supplement at its own expense at any time, and from time to time, any maintenance performed on the System, as determined by Pathnet in its sole discretion.

      7.3 Additional Transmission Lines and Antennas. After Commissioning, if the System is expanded pursuant to any Capacity Expansion, Pathnet shall have the right to elect to install a second transmission feed line or a third antenna to any tower. In such instance, Pathnet shall (i) perform any tower analysis that may be required before the installation of such transmission line or antenna, (ii) furnish and install such additional transmission line and any associated connectors and mounting hardware for securing such transmission line to the towers, (iii) furnish and install such antenna and other devices and equipment associated with such antenna and (iv) perform strengthening to the tower required for such transmission line or third antenna.

      7.4 Additional Order Wires and Diagnostic Circuits. At any time and from time to time, Pathnet shall have the right to install additional Order Wires and diagnostic circuits at System sites, which Order Wires and diagnostic circuit may or may not be carried as part of the System payload as determined to be necessary or appropriate by Pathnet in its sole discretion.

      7.5 24-Hour Network Monitoring Center. Upon Commissioning and for the period thereafter until the Expiration Date, Pathnet shall operate a network monitoring center (the "Network Monitoring Center") twenty-four (24) hours a day, seven (7) days a week, which Network Monitoring Center shall, among other things, handle all problems and trouble reports that may arise and monitor the System as set forth in Section 7.6 of this Schedule A.

      7.6 Network Management System. At all times after Commissioning until the Expiration Date, Pathnet shall provide a network management system to be operated at the Network Monitoring Center (the "Network Management System") which Network Management System will (i) manage all network elements within the System (21 SMX or equivalent), (ii) monitor and control the facilities system, the radio system, and the OC-3/DS-1 multiplex system, (iii) collect performance data such as Errored Seconds, Severely Errored Seconds, frame loss and Failed Seconds consistent with the manufacturer's specifications set forth in Exhibit A-2 to this Schedule A, (iv) monitor the shelter environments (including commercial power failure, door alarms, charger failures, low waveguide pressure, air conditioner failure, tower light alarms, generator runs (if any), waveguide dehydrator excessive runs, smoke alarms, high temperature and low temperature), radio equipment, multiplexing equipment, and Incumbent equipment (as reasonably requested by Incumbent) and (v) provide Incumbent with the ability to monitor the System separately from the overall Pathnet network.

      7.7 Alarm and Event Logging and Reports. Within thirty (30) days after the end of each calendar quarter, Pathnet shall provide to Incumbent a report (each an "Alarm and Event Report") setting forth a log of all alarms and events recorded by the Network Management System.

      7.8 System Outages. Each Party shall use its best efforts to avoid unscheduled System Outages in the performance of each Party's respective rights and obligations under this Agreement.

      7.9 Replacement of Radios. Beginning in the fifteenth (15th) year after Commissioning, Pathnet shall begin replacing the radios and radio software relating to the System and shall replace such radios and radio software at an average rate of ten percent (10%) a year for ten (10) years.

      7.10 Network Loops. In the event in the construction of the Pathnet network a network loop is created relating to the System, Pathnet shall facilitate allowing Incumbent to benefit from the existence of such network loop in the event of a System Outage.

SECTION 8. GENERAL

      8.1 Access to Sites. In addition to any access rights relating to the Leased Premises set forth in Section 5 of the Agreement, Incumbent shall provide upon the reasonable request of Pathnet, road access for all construction vehicles, which access may involve the construction by Incumbent of additional roads and paths.

      8.2 Parking at Sites. At the request of Pathnet, Incumbent shall provide for vehicular parking at each site at no charge to Pathnet for use during the term of this Agreement; provided, however, in the event sites are located in urban areas where vehicles are parked in privately operated lots or garages, Pathnet shall be responsible for any and all parking charges at such urban sites.

      8.3 Use of Telecommunications Devices. While visiting Incumbent's sites, Incumbent shall allow Pathnet to use existing telephone lines or Order Wires in connection with Pathnet's performance of its rights and obligations under this Agreement.

      8.4 Fuel Tanks. Incumbent shall ensure that all liquid petroleum, diesel or natural gas tanks, as the case may be, are adequately supplied throughout the term of this Agreement.

      8.5 Retaining of Records. All records and reports required pursuant to this Schedule A, shall be retained by Pathnet or Incumbent, as the case may be, for at least five (5) years or any longer period as may be required by law.

      8.6 Work Permits. Incumbent shall obtain all necessary local, state and Federal construction and work permits as required to perform all of the services set forth in this Agreement.

      8.7 Hazardous Material.

            8.7.1 Existence of Hazardous Material. Without the consent of Incumbent as described below, Pathnet shall not bring or cause or permit, knowingly or unknowingly, any Hazardous Material to be brought or remain upon, kept, used discharged, leaked or emitted on any of Incumbent's sites or Facilities.

            8.7.2 Compliance with Environmental Laws. In the event that Incumbent allows Pathnet to bring Hazardous Materials to Incumbent's sites as set forth in the Environmental Audit, Pathnet shall strictly obey and adhere to any and all Federal, state or local laws, ordinances, orders, rules, regulations, codes or any other government restrictions or requirements (including, but not limited to, CERCLA and RCRA) which in any way regulates, governs, or impacts Pathnet's possession, use, storage, treatment or disposal of such Hazardous Material.

      8.8 Transportation. Pathnet shall provide transportation for all Pathnet personnel or Subcontractors to each of Incumbents sites and between such sites in connection with the performance of the Services.

      8.9 Storage. Incumbent shall provide at no charge to Pathnet or any vendor providing materials for use in the System, secure and appropriate storage for all equipment and materials to be installed or used for the installation, testing or operation of the System, which storage facilities shall also serve as the drop-ship point for staging all installation equipment used in the System.

      8.10 Unpacking and Trash Removal. Pathnet shall (i) unpack all crates and boxes, (ii) remove all trash created by such unpacking from Incumbent's sites and (iii) verify all packing lists. Incumbent shall regularly remove all other trash from its sites and Facilities.

      8.11 Manufacturing and Ordering of Equipment. As the System is installed or upgraded after Commissioning, Pathnet shall order all required equipment and materials, including, but not limited to, all required installation materials, from the respective manufacturers in accordance with the timing set forth in the Project Schedule.

      8.12 Ship and Delivery Schedules. At least two (2) weeks prior to receipt of any equipment or materials to be used in the modifications or installation set forth in Section 2 and Section 4 to this Schedule A, respectively, Pathnet shall provide to Incumbent detailed ship and delivery schedules relating to such equipment and materials.

      8.13 Electricity. Incumbent shall provide all required electricity for the design, modification, installation, operation and monitoring of the System in accordance with the specifications set forth in Exhibit A-3 to this Schedule A.

                                   EXHIBIT A-1

                      SYSTEM EQUIPMENT, TOWERS AND SHELTERS

Equipment                                   Quantity
---------                                   --------
New Towers:                                    2

New Buildings:                                25

New Generators:                           5 (4 mobile)

New DC Charger Systems:                       26

New Battery Plants:                           26

New Antennas:                                100

New Waveguide:                            19,265 Feet

New NEC 2000 Sonet Radios:                 100 TRR's

New OC-3 Multiplexers:                    12 Shelves


                                   EXHIBIT A-2

                     MANUFACTURERS SPECIFICATIONS FOR RADIOS

                       NEC OC-3 MULTIPLEXER SPECIFICATIONS

IMT-150

--------------------------------------------------------------------------------
    Physical:        Power Requirements:   Interface:           Features:
--------------------------------------------------------------------------------
Mounts in a          -48 volts DC         High Speed:     Software Provisioning
23-inch EIA rack     Approximately 125    OC-3 Optical    Full Bandwidth Time
Height 11.4 inches   watts (ADM           Low Speed:      Slot Assignment
Width 21.4           configuration)       OC-1, STS-1,    X.25 Gateway for OSS
inches                                    DS3, or DS1     DS1 PM Monitoring
Depth 10 inches                                           Capability
--------------------------------------------------------------------------------

NEC 2000 SERIES

Specifications:

Physical:
One cabinet (600 mm wide, 300 mm deep and 2.2 m high) for 4 radio channels (Includes OC-3 interface per channel, space diversity receiver, order wire and wayside DS1 interface, and 1:N switch).

Power Requirements:

-24 or -48 volts DC
Approximately 200 watts per radio channel for a terminal configuration Approximately 150 watts per radio channel direction (1 TRR) for a repeater configuration

Interface:

OC-3

Operating Specifications:

Frequency Band: 5.945 to 6.425 GHz
Modulation: 128 QAM MLCM
Capacity: 155.52 Mb/s plus radio overhead (Wayside DS1, Order Wires, ATPC signals, 1:N commands, monitoring)
Transmit Power at interface to transmit waveguide: +29.7 dBm
System Gain (Waveguide interface to waveguide interface - no ATPC): 101.1 dB System Gain (Waveguide interface to waveguide interface - with ATPC): 103.1 dB
Dispersive Fade Margin (10^-3): 48 dB

FCC Identifier:  BSF6P155-S02A
Emission Designator:  30M0D7W

                                   EXHIBIT A-3

               ELECTRICITY AND POWER SPECIFICATIONS OF THE SYSTEM

                             DC POWER SPECIFICATIONS

Site Configuration         Radio        Mux        Chan bank    Incumbent     Site Total    Site Total    Battery Size
                         7:1(Watts)  OC-3(Watts)    (Watts)    Equip(Watts)     WATTS        DC AMPS    10 Hour Reserve
Terminal End        1:3      800        330           250          720          2,100        44 Amps        440 AH
Terminal End        1:7    1,600        770           250          720          3,340        70 Amps        700 AH

Repeater            1:3    1,200        None          250          720          2,170        45 Amps        530 AH
Repeater            1:7    2,400        None          250          720          3,370        70 Amps        700 AH

2 Way Junction      1:3    1,600        125           250          720          2,695        56 Amps        600 AH
2 Way Junction      1:7    3,200        125           250          720          4,295        90 Amps        900 AH

                             AC POWER SPECIFICATIONS

                               DC        Heat & Air                                 Total           Total
Site Configuration          Chargers    Conditioning   Lights    Miscellaneous    AC WattsAC    Amps @ 220 VAC
Terminal End Nominal          3,696         3,000         300        1,500          8,496             39
Terminal End Maximum          8,712         6,000       1,600        2,800         19,112             87

Repeater  Nominal             3,696         4,500         300        1,500          9,996             45
Repeater Maximum              8,712         9,000       1,600        2,800         22,112            101

2 Way Junction Nominal        4,752         6,000         500        1,800         13,052             59
2 Way Junction Maximum        8,712        12,000       2,000        3,200          2,512            118

Note: All New Shelters are AC equipped for 200 Amps, single phase, 220VAC
Service

                                   EXHIBIT A-4

                       INCUMBENT MULTIPLEXING REQUIREMENTS

                                    Segment A
                       Casper, Wyoming to Minden, Nebraska


Site Name                              DS-1 Wired       DS-1 Equipped
---------                              ----------       -------------
Casper, Wy                                 [***]
Glenrock, Wy                               [***]
Douglas, Wy                                [***]
Beacon Hill, Wy (To be replaced)           [***]
Guernsey, Wy                               [***]
Torrington, Wy                             [***]
Scottsbluff, Ne                            [***]
Northport, Ne                              [***]
Lisco, Ne                                  [***]
Chappell, Ne                               [***]
Big Springs, Ne                            [***]
Ogallala, Ne                               [***]
Sutherland, Ne                             [***]
North Platte, Ne                           [***]
Brady, Ne                                  [***]
Cozad, Ne                                  [***]
Johnson Lake, Ne                           [***]
Holdredge, Ne                              [***]
Minden, Ne                                 [***]


                                    Segment B
                      Lisco, Nebraska to Lakewood, Colorado


Site Name                              DS-1 Wired       DS-1 Equipped
---------                              ----------       -------------
Lisco, Ne                                  [***]
Sidney, Ne                                 [***]
Peetz, Co                                  [***]
Sterling, Co                               [***]
Fort Morgan, Co                            [***]
Wiggins, Co                                [***]
Dougan, Co                                 [***]
Lakewood, Co                               [***]

                                   EXHIBIT A-5

                  EQUIPMENT SHELTERS, SPECIFICATIONS AND DESIGN

1. Summary

This "Equipment Shelter Specification" applies to concrete pre-cast, pre-equipped, transportable equipment shelters for use in conjunction with equipment installed by Pathnet, Inc. and covers material and workmanship standards. This document is designed to assist the user in defining your specific equipment shelter requirements. The shelter must be designed for the explicit purpose of housing electronic equipment, fiberoptics equipment, measuring devices and other related components, within a controlled environment required for the proper operating conditions for the equipment. The shelter manufacturer must adhere to compliance with all national building codes. All shelters will be assumed to be placed within ten (10) feet of the base of the tower.

2. Foundation

The shelter shall be designed for any of the following foundation types:

-     Pier & Beam
-     Slab
-     Perimeter Beam

3. Shelter Type

The shelter shall be constructed of pre-cast, pre-assembled Portland concrete and shall be manufactured in a controlled environment.

4. Shelter Size

The shelter should conform to the following dimensions unless otherwise noted:

-     One room shelter (no generator) - 12' X 20' OD
-     Two room shelter (equipment room and generator room) - 12' X 28' OD

5. Operating Environment

      5.1. Temperature

      The optimum operating temperature of the equipment to be installed is 75 degrees F (24 degrees C) unless otherwise specified by Pathnet.

      5.2. HVAC

      The heating and cooling requirements for a shelter are based upon the outside maximum and minimum temperature expected for the shelter location and the equipment heat output specified by Pathnet. Typical heat load values are 12,000 to 18,000 BTU/HR. Design heat loads for specific shelters will be provided by Pathnet. Two wall-mounted air conditioners are required. The units are to be sized so that one unit will maintain an interior temperature of 75 degrees F with the highest exterior temperature expected for shelter location.

6. Hardware

All external hardware will be galvanized or coated to protect against corrosion.

7. Structurals. Structural design and manufacturing shall conform to ACI 318-89 requirements.

      7.1. Floor

      The floor section shall be constructed of 8" waffled structural pre-cast concrete. The ribs shall be 2'-0" O.C. transverse and 4'-0" O.C longitudinal. All surfaces shall be smooth. The interior surface shall be covered with 1/8" X 12" X 12" square vinyl floor covering, bonded with a waterproof contact adhesive.

      7.2. Roof

      The roof section shall be constructed of pre-cast concrete with 1/4" per foot drainage slope. The ceiling insulation and finish shall be foamboard insulation with 3/8" vinyl coated board. All joints will be covered by plastic joint or corner trim. The roof section shall provide a 2" overhang on all sides. The roof will be a hip type sloping in 4 directions. It shall be constructed as a cap and should fit over the walls, leaving no exposed roof-to-wall joint.

      7.3. Wall

      The wall section shall be constructed of 4" solid concrete, cast in one piece to minimize joints, with an exposed aggregate exterior finish and capable of withstanding gun fire from a 30.06 at 50 feet. The wall insulation and finish shall be foamboard insulation with 1/2" vinyl coated board. All joints will be covered by plastic joint or corner trim. All floor/wall intersections will be finished with 4" vinyl baseboard. There will be no exposed wall-to-floor joint.

8. Thermal

Standard wall and ceiling thickness shall be 1" foamboard insulation. The calculated system value is R9.6 with 4" thick lightweight concrete walls/roof sections, 1" foamboard insulation covered by 1/2" fiberglass reinforced plastic surfaced board. (Thicker insulation and higher R-values must be specified according to the locality.)

9. Concrete

All sections must be constructed of concrete with a compressive strength of 3000 PSI at 28 days.

      9.1. Cement Type

      Cement used in concrete shall be standard Portland cement conforming to the requirements of the "Standard Specifications for Portland Cement", ASTM Designation C150.

      9.2. Mix

      The mix design shall be 114-118 lbs./cu. ft. structural lightweight concrete using expanded shale or expanded clay aggregate and shall be homogeneous. Seeding of aggregates for exposed aggregate finish is not allowed.

      Water will be free from injurious quantities of oil, alkali, vegetable matter and salt. Non-potable water shall not be used in mixing concrete.

      9.3. Concrete Standards

      Concrete aggregates will conform to one of the following standards:

      -     Specifications for Concrete Aggregates (ASTM Designation: C33)
      -     Specifications for Lightweight Aggregates for Structural Concrete
      -     (ASTM Designation: C330)

      9.4. Reinforcement

      Reinforcement bars shall be deformed steel bars conforming to the requirements of the "Specifications for Deformed and Plain Billet-Steel Bars for Concrete Reinforcement", ASTM Designation: A615. Welded smooth wire fabric shall be steel wire fabric conforming to the "Specifications for Welded Steel Wire Fabric for Concrete Reinforcement", ASTM
      Designation: A185.

10. Sealing

-     The shelter shall be sealed to resist dust and water infiltration.
-     All joints shall be sealed with a compressible resilient sealant.
-     There shall be no exposed roof-to-wall or wall-to-floor joints.
- Exterior surfaces of walls and roof shall be sealed with two (2) coats of Thoroglaze H Sealer, or acceptable equivalent unless otherwise noted.

11. Door

      11.1. Door Construction

      The door shall be 3' X 7' X 3/4", 18 gauge galvanized steel, insulated (minimum R12), primed, painted and installed flush with the door check, door stop, weather stripping, mortise lockset and stainless steel ball bearing hinges.

      11.2. Door Frame

      The door frame shall be of at least16 gauge galvanized steel, primed, painted and cast into the wall panel.

      11.3. Door Locks

      All doors shall have a deadbolt locking mechanism with a minimum 1" throw and an anti-pick lock guard.

12. Structural Loading

      12.1. Floor

      A minimum of 140 lbs. per sq. ft. as defined in "Uniform Distributed Load", ASCE 7-88. The battery area should be reinforced to support 5000 lbs. per battery rack. The battery area will be shown on the floor plan.

      12.2. Roof

      A minimum of 50 lbs. per sq. ft. as defined in "Roof Snow Load Specification", ASCE 7-88.

      12.3. Wind

      A minimum of 115 MPH as defined in "Basic Wind Speed Specifications", ASCE 7-88.

      12.4. Earthquake

      Shelters shall be designed for the most stringent earthquake rating conditions as defined in ASCE 7-88, Zone 4.

13. Electrical System

Electrical installation and wiring shall conform to the latest edition of the National Electrical Code (NEC) and shall consist of the following as a minimum:

      13.1. Minimum Requirements

      -     200 Amp, 220 VAC Single Phase Main
      -     200 Amp Manual Transfer Switch
      -     200 Amp Generator Interface
      - Forty (40) Position Breaker Box (With 32 single pole, 20 Amp breakers.)
      -     120/240VAC 3-Wire Arrester With Alarms (65kVA Peak Capacity)
      -     Surface Mounted EMT Conduit
      -     Grounded Duplex Outlets (One every 4 ft. on 3 walls.)
      - Four (4) Fluorescent Lights (2 bulb fixtures with inside switch mounted by door.)
      -     Incandescent Porch Light (With 0-30 minute timer)

      13.2. Surge Arresters

      An interior-mounted surge arrester is designed to protect against transients caused by lightning or power switching surges. Primary arresters protect the building's electrical components and are automatically restored following activation due to a surge. It should be installed across the main breaker on the line side unless otherwise specified by Pathnet. Secondary arresters protect individual branch circuits. Visual inspection is required to determine whether the arrester must be replaced following a surge.

14. Grounding

A halo ground system should consist of at least a #2 AWG green insulated stranded copper wire mounted around the perimeter of the interior wall just below the ceiling. A 1/4" X 4" X 24" copper ground bar should be located externally just below each waveguide entry plate. A #2 AWG green insulated copper jumper should be used to bond the ground bar to the exterior halo ring. Bonding on either interior or exterior grounding systems will be clean of dirt and corrosion and applied with non-oxidizing grease.

      14.1. Interior Halo Grounding

      All cable ladder, racks, lights, equipment and exterior ground are to be bonded to an interior halo grounding system.

      The following items are required for halo grounding:

      - #2 Green Insulated Stranded Copper Halo
      - One (1) Master Ground Bar 1/4" X 4" X 24"
      - Four (4) #2 Tinned Solid Copper Drops with 10' Pigtails
      - Eight (8) #2 Green Insulated Stranded Copper Equipment Ground Drops

      14.2. External Ground System

      An exterior halo ring is required and will be bonded to the interior halo grounding system with 8' pigtails listed above.

      14.3. Conduit Grounding

      All conduit, conduit couplings, light fixtures, junction boxes and service equipment shall be grounded with mechanical clamps to electrically bond the conduit. The bonding wire will be a minimum #10 AWG green insulated copper wire for all except light fixtures. The minimum for light fixtures is #12 AWG green insulated copper wire.

15. Waveguide Entrance

The shelter will have two 8 port waveguide entry panels and two blank panels located on opposite walls. Two waveguide entry panels will be installed on one wall and two blank panels mounted on the opposite wall. Pathnet will define the location of the waveguide entry panels. Each waveguide port shall have a minimum interior diameter of 4 inches.

16. Alarms

The shelter will have general housekeeping alarms wired to a central location associated with the following:

-     Door Open
-     Smoke Detection
-     AC Electrical Fail (sense before manual or automatic transfer switch)
-     Surge Protector Fail
-     Air-conditioning Fail
-     High Temperature
-     Low Temperature
-     Charger Fail
-     Breaker Alarm
-     Fuse Alarm
-     Low Waveguide pressure
-     Dehydrator excess run alarm
-     Generator Fail
-     Generator Run

                                   EXHIBIT A-6

      GROUNDING AND LIGHTNING PROTECTION GUIDELINES AND SPECIFICATIONS FOR
                             COMMUNICATIONS SHELTERS

Preface

An effective ground system for a communications equipment shelter is necessary to ensure protection of personnel and equipment when a fault occurs. The ground system limits excessive voltages from various electrical conditions such as lightning and utility switching, and contributes to superior performance of the electronic equipment by reducing noise induction

1. Grounding Introduction

Communications equipment shelters are subject to electrical noise and high-voltage surges. These transients occur predominantly in the common mode (line to ground), and are typically caused by lightning or power switching.

      1.1 Lightning

      When lightning induced surges appear at the point of connection to a building (the service entrance), a high common mode potential is generated between the current carrying conductors and ground. This potential produces a flow of current that seeks a path to earth to complete the circuit.

      Lightning can easily induce a 3000-ampere transient into a power line. When this transient reaches a building, the building ground at the service entrance can rise to 60,000 volts (assuming a building earth resistance of 20 ohms). The reference potential for ground in the rest of the building would rise proportionately.

      In order to protect the building against these high voltage surges, it is important to establish a low resistance earth ground at the service entrance. The National Electrical Code (Article 250, Part 4) specifies that the grounding at a building's service entrance should have a resistance to ground of 25 ohms or less. The IEEE Green Book (Recommended Practice for Grounding, ANSI/IEEE Standard 142-1982) recommends that the ground resistance be less than 5 ohms. If the building contains highly sensitive electronic communications equipment, a ground resistance of 5 ohms or less is recommended if this value can be practically achieved with the given site conditions.

      1.2 Types of Grounding

      There are two major types of grounding that should be considered when designing an electrical system: power distribution system grounding and telecommunications equipment grounding.

            1.2.1. Power Distribution System Grounding

            The power distribution system pertains to the incoming AC service, service entrance equipment, power panels, and electrical conductors providing the power to various electrical/mechanical equipment. Grounding of the power distribution system is essential to:

            -     protect occupants from exposure to dangerous shock voltage
            -     provide a path for ground fault current
            -     limit excessive voltages due to lightning or utility switching

                  Typical grounding components for the power distribution system include:
            -     grounding electrode at the service entrance
            -     ground bus in the power panel
            - ground lugs in the other service entrance equipment such as the safety disconnect or transfer switch
            - third wire grounding conductor for all the electrical equipment
            -     lightning and surge arresters.

            1.2.2. Telecommunications Equipment Grounding

            Electronic equipment such as radio systems, telephone switches, battery chargers and rectifiers, uninterrupted power supply (UPS) equipment, and any other equipment that encloses or is adjacent to energized conductors require additional grounding. This sensitive electronic equipment must be protected from the following:

            -     excessive transients caused by lightning or utility switching

            -     degraded performance due to electromagnetic noise

            Equipment grounding frequently utilizes a ground ring encircling the interior of the shelter (halo ground ring). Ground lugs attached to the various equipment housings and racks are connected to the ground ring. Ground bars at the waveguide entry and at each section of the cable ladder are also tied to the ground ring. Multiple external drops connect the internal ground ring to the exterior site ground ring.

2. Grounding Practices

      2.1. The Grounding Conductor

      In order to reduce inductance and surge voltages in a power distribution system, a ground path for protected devices should be provided. One method is to rely upon the conduit system to carry these transient currents. This is allowed by the National Electrical Code in Article 250-91 (b). The best method, however, is to include an extra conductor in the same conduit or raceway as the current carrying conductor. The grounding conductor should extend to the ground connection in the service entrance equipment.

      2.2. Equipment Ground Wires

      When lightning strikes, it takes the path of least impedance (resistance and inductance). Cable bends increase inductance. Therefore, equipment ground wires should be large, and run straight for minimum inductance and voltage drop. The recommended bending radius is 6" when bends are unavoidable. Equipment ground wires should be separated from all other conductors, and should not be run through metal conduit unless the conduit and ground wires are bonded at both ends.

      2.3. Bonding

      Even when the ground to earth connection's impedance of the service entrance is minimized and grounding conductors are used in the feeder and branch circuits, high transient voltages can still occur in the power distribution system as a result of utility power switching. An effective method of limiting this noise (especially common mode voltage differentials) is to bond all the equipment ground wires to a halo ground system that is connected to the site ground system and power distribution system ground.

      Bonding is the connection of all potential ground conductors (including racks, frames, cable ladder, conduits, metal enclosures, and exposed metallic members of the building structure) to each other. Bonding does not eliminate voltage drops since transient currents will continue to take the path of least inductance. However, the current is sufficiently distributed throughout the bonded system to reduce the voltage gradients in any area to levels that prevent personal injury or equipment damage.

      Proper bonding procedures produce cross connections of all equipment and structures. It provides many paths to ground from any one point. Since the bonded ground network does not form a part of the normal electrical power path, multiple inductive loops are not a concern. Only transient or fault currents can flow in the ground network.

      In addition to preventing the development of voltage gradients, cross connection reduces the system's susceptibility to high frequency noise. Since all conductors have some impedance, resonance will occur at some frequencies. At those frequencies, the impedance of the grounding conductor may be very high, and allow noise currents to develop increased voltage drops. By bonding the ground network, however, there may be other conductors nearby that are not resonating, and a low impedance path for the noise signal can be maintained.

      2.4. Faraday Cage

      A Faraday cage provides an EMI shield to further reduce noise. The cage usually consists of multiple conductors in a box like configuration. A halo ground system with multiple down conductors can act as a quasi Faraday cage, and give some low frequency shielding.

      When lightning hits the tower, the tower will pass the current to ground and radiate RF energy. A Faraday cage can reduce this energy by adding distance (as seen by the magnetic field) between the tower and the equipment shelter. The steel reinforcing in the concrete shelter walls can form a highly effective Faraday cage if bonded to the grounding system. The amount of shielding depends on the size and spacing of the welded wire fabric. Additionally, all rebar must be bonded together.

      2.5. Site Ground System

      When a tower is struck by lightning, equipotential voltage rings form around the tower until the energy is diffused into the surrounding ground soil via the grounding system.

      The tower ground ring will disperse the energy away from the tower base or guy wires. The ground rods will transfer the energy deeper into more conductive soil layers. This is important to keep lightning surges out of the equipment shelter. Unless the energy is properly dispersed into the soil, the voltage will build up in the tower, and attempt to go to another, less desirable path.

      The equipment shelter is protected by a perimeter ground system that forms an equipotential plane. Also, ground rods should be driven into the soil at the following points:

      -     each corner of the shelter
      -     the service entrance
      -     the waveguide entry port
      -     each external halo ground drop
      -     every 10' (or less) along the exterior ground ring

      The shelter ground ring system should have a connection to the tower ground system just below the coaxial cable runs. A second connection between the two ground systems should be installed for redundancy. All metal work (waveguide bridge and supporting posts) should be bonded to the ring/radial ground system.

      2.6. Grounding System Performance Check

      Test the original installation periodically to determine whether resistance is remaining constant or is increasing. An increase in resistance can be caused by several factors.

      In lower conductive soils, high electric fields can develop at the ends of the ground rods, which can cause arcing in the soil. This arcing can cause glassification around the rods, beginning at the tip, and working its way upward. This glassification of the silica in the soil acts as an insulator, severely impairing the grounding characteristics of the rod. If resistance increases over time to an undesirable level, reduce the resistance by adding electrodes or chemically treating the soil to increase moisture content.

3. Computing Resistance to Ground

      3.1. Resistance to Earth

      The resistance of a grounding electrode is dependent on the:

      -    resistance of the electrode,
      -    contact resistance between the electrode and the soil, and
      - resistance of the soil from the electrode surface outward as described by the geometry set up by the flow of current from the electrode to infinite earth.

      The first two resistances are negligible, and can be disregarded. The third resistance is larger and must be considered.

      Around a ground rod this resistance is the sum of the series resistances of virtual shells of earth, located progressively outward from the rod. The shell nearest the rod has the smallest circumferential area or cross section, so it has the highest resistance. Each successive shell has progressively larger areas, and thus, progressively lower resistances. For an 8-foot ground rod, the incremental increase in resistance decreases to nearly zero when the rods are spaced 16 feet apart. Therefore, when using multiple ground rods, the optimal spacing between rods should be double the length of the rod.

      3.2. Resistance Calculations

      When computing resistance to ground, treat the tower grounding and the shelter grounding as two separate systems. Within each of these two systems are two subsystems. The shelter has a grounding ring and the grounding rods. The tower has a grounding ring, grounding rods, and occasionally, grounding radials.

      The IEEE Green Book provides several formulas for calculating the resistance to ground for several different systems.

4. Typical Grounding Configurations

Several options are available when deciding on a ground system for a communication shelter, depending upon the soil conditions and thunderstorm activity of a particular site. The U.S. Weather Bureau publishes an isoplethic map of the United States showing the average number of days each year on which thunderstorms occur. Any area with an isoplethic level above 90 should be considered a high-risk area, and serious consideration should be given to providing a more stringent grounding system.

      4.1. Ground Bar System

      In shelters where very little lightning protection is needed, a simple ground bar system can be used. A system of this type would consist of a single copper ground bar located under the waveguide port, telephone entry, or both, with an external drop to be connected to the external ground system. Transmission lines should be grounded to this ground bar.

      4.2. Halo Ground System

      Pathnet shelters will use a halo ground system. This system includes a #2 AWG copper wire completely encircling the equipment room. The halo is located 3 to 6 inches below the ceiling. External drops are located at each corner of the shelter. Wall penetrations should be angled at 45 degrees to minimize bending.

      4.3. External Ground System

      The external ground system for all shelters consists of ground rods placed at each corner of the shelter and 10' intervals along the ground ring, below the waveguide entry, and at the AC service entrance. The rods should be exothermically welded to a perimeter ground ring of #2 AWG solid tinned copper wire. (Tinned copper is recommended to reduce corrosion of the wire). The wire should be buried below the frost line (minimum 30", deep per NEC Sec 250-8(d)), and at least 24", away (measured horizontally) from the foundation. The ground ring should be bonded to the tower ground system at two locations, to the externally mounted ground bars under the waveguide ports and to the AC service ground as close as possible to the service entrance.

5. General Specifications

This section covers grounding and lightning protection of pre-cast, pre-equipped, and transportable equipment shelters. It establishes minimum standards for grounding of all Pathnet Equipment Shelters, and provides standards for additional customer grounding options.

      5.1. General Guidelines

            5.1.1 Workmanship

            Equipment grounding wire conductor runs will be as short and straight as possible. All equipment and bonding grounding conductors will have radii bends 6" or greater.

            5.1.2. Design

            Where possible, the AC service entrance, waveguide entry port, and telephone line entry will all be located in close proximity to each other, and their associated grounding systems will be bonded together.

            5.1.3.      Connections

            Unless specified otherwise, minimum connection requirements will be of the mechanical type made with a crimp type connector. A one hole copper ground lug will be used for equipment connections. An oxidizing preventative compound will be applied to all mechanical connections, and paint will be removed as necessary to insure positive bonding of all grounded equipment.

            All external, buried connections will be of the exothermically welded type. These include, but are not limited to, halo drops to ground rod, buried ground ring to ground rod, halo drops to ground ring, service entrance ground to ground rod.

            5.1.4.      Wire

            All equipment grounds will be #6 AWG. Circuit grounding conductors will be no more than two wire sizes smaller than the current carrying conductors of the same circuit (minimum #12 AWG). All external ground wire, including but not limited to the external ground ring and external halo drops, will be #2 AWG solid tinned copper.

      5.2 Interior Grounding

            5.2.1. Halo Ground

            The halo ground will consist of a minimum #2 AWG wire located 3" to 12", below the finished ceiling, and will completely encircle the equipment room. The wire will be green insulated stranded copper, bare stranded copper, or bare tinned solid copper. Each corner of the equipment room will have an omni-directional drop to the floor of the same wire size and type as the halo ring. Connection of these drops to the halo will be at least the defined minimum (see section 5.1.3). If solid tinned wire is used, the drop will be one continuous wire that is long enough to extend 8 feet beyond the exterior of the shelter. If insulated wire is used, the drop will extend to the floor, and then be connected in the same manner as the halo, to an 8-foot length of solid tinned wire of the same size. The exterior penetrations will be at 45 degree angles (to minimize ground drop bend radii) and approximately one (1) inch in diameter.

            5.2.2. Waveguide Entry Ground Bar

            There will be a 1/4" x 4" x 20" (minimum) copper ground bar located outside the shelter approximately 6" below the waveguide entry plate (NEC Sec 800-33). This bar will be connected to the exterior ground ring exothermic weld. The grounding conductor will be of the same size and type as the halo ring.

            5.2.3. AC Service

            The AC service ground conductor will be bonded to the ground rod located at the service entrance. Ground lugs provided in all service entrance equipment will be bonded to the service ground conductor. The system ground and neutral will be bonded at one location, as close as practicable to the service entrance. All service grounding shall conform to Article 250 of the National Electrical Code.

            5.2.4. Primary Surge Arrester

            There will be a surge protective device applied at the first piece of service equipment inside the equipment shelter. This device will be considered the primary surge protector. Conductors connecting the surge protective device will be as short as possible, and will contain no sharp bends or loops.

            The operating characteristics of the primary surge arrester will coordinate with the equipment surge withstand voltage capabilities. The surge arrester should be capable of suppressing up to 65kVA, be self restoring after operation, and may be equipped with a failure alarm over current protective device and visual status indicators.

            5.2.5. Cable Ladder

            Cable ladder assemblies will be bonded to the halo ring with a #6 AWG or larger ground conductor. All cable ladder splices and junctions will be bonded on at least one side with a #6 AWG or larger conductor, and use grounding clips suitable for the purpose. Paint will be removed as necessary for an electrically sound connection.

            5.2.6. Conduit Grounding

            Each conduit discontinuity, including but not limited to conduit couplings, junction boxes, light fixtures, and service equipment, will be provided with ground clamps to electrically bond the conduit. The bonding wire will be green insulated #6 AWG or larger.

            5.2.7. Tower Light Controller Penetration

            There will be a 1-1/2" penetration cast in place near the waveguide entry port to allow for connection of the tower light controller. The penetration will be lined with a 1" PVC running thread to provide isolation between the interior and exterior conduit. The running thread will be connected to interior and waterproof exterior 6" x 6" junction boxes.

      5.3. Exterior Grounding

            5.3.1. Ground Rods

            There will be driven ground rods located at each corner of the building, and at the AC service entrance and waveguide entry port. These rods will be made of copper clad high strength steel with minimum dimensions of 5/8" x 8'. The rods will be located at least 24" from the edge of the foundations, and driven such that the top of the rod is below the frost line of the installation site. The rods will be exothermically welded to the external halo drops.

            5.3.2. Ground Ring

            There will be a buried horizontal wire completely encircling the equipment shelter. This wire will be solid tinned copper wire of #2 AWG or larger. The ground ring will not be closer than 24" from the shelter foundations, and will be exothermically welded to each ground rod. The ring will be buried 30" below grade or below the frost line of the installation, whichever is greater.

            The ground ring will be connected to the tower ground system from the ground rod located at the waveguide port to the nearest ground rod of the tower system. A second connection will be made from a rod at a corner of the shelter to an alternate rod of the tower. These connections will be made with a #2 AWG wire, or a wire of the same size as the tower ground ring, whichever is larger.

            5.3.3. Testing

            The external ground system will be tested after installation, and its resistance to earth ground will be less than 10 ohms. It is recommended that tests be performed twice a year to insure ground system integrity.

            Biddle Instruments Model DET2/2 Digital Ground Tester, or equivalent, will be used for testing and all manufacturers' instructions will be followed.

                                   EXHIBIT A-7

                        NETWORK INTERCONNECTIONS SCHEDULE

SYSTEM SITE CODE        OTHER SYSTEM SITE CODE        HEIGHT      AZIMUTH
----------------        ----------------------        ------      -------


                          [TO BE INSERTED BY AMENDMENT]

                                   EXHIBIT A-8

                        PATHNET SPURS AND INCUMBENT SPURS

PATHNET SPURS

      The System shall contain the following Pathnet spurs, which shall be engineered, furnished, installed, tested and operated for Pathnet's network purposes:


  FACILITY NAME         LATITUDE     LONGITUDE               SPUR TO
  -------------         --------     ---------               -------
   Casper, WY           42-51-21     W106-14-21     Casper, WY Terminal (Fut)

   Scottsbluff, NE      41-50-33     W103-40-49     Salt Lake City, UT (UP Fut)

   Dougan, CO           40-03-24     W104-44-30     Denver, CO (Fut IXC)

   Minden, NE           40-21-28     W98-56-58      Kansas City, MO (UP Fut)
                                                    Omaha, NE (UP Fut)



INCUMBENT SPURS

      The System shall contain the following KN Energy spurs, which shall be engineered, furnished, installed, and operated for KN Energy's internal communications requirements:


  FACILITY NAME         LATITUDE     LONGITUDE            SPUR TO
  -------------         --------     ---------            -------
   Casper, WY           42-51-21     W106-14-21     New Site Casper, WO

   Scottsbluff, NE      41-50-33     W103-40-49     Scottsbluff, NE
                                                    41-51-54/W103-39-37

   Dougan, CO           40-03-24     W104-44-30     Brighton, CO
                                                    39-59-52/W104-48-52

   Minden, NE           40-21-28     W98-56-58      Kearney, NE
                                                    40-40-43/W99-04-57


                                   EXHIBIT A-9

                        FORM OF CERTIFICATE OF ACCEPTANCE

      The undersigned, ___________________, who is ______________________ of KN
Energy, Inc., a Kansas corporation ("Incumbent") hereby certifies as follows:

      1. Incumbent has received from Pathnet, Inc., a Delaware corporation ("Pathnet") the results of all acceptance testing performed pursuant to Section 5 of Schedule A of the Fixed Point Microwave Services Agreement between Pathnet and Incumbent (the "FPM Agreement").

      2. Incumbent has reviewed the results of such acceptance testing and hereby acknowledges that the System (as defined in the FPM Agreement), as tested and to be maintained by Incumbent, performs in accordance the Specifications, as set forth in the FPM Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Acceptance as of the ___ day of ______, 199__.


                                    ------------------------------------

                                    ----------------
                                    Date

                                  EXHIBIT A-10

                         REQUIRED PERMITS AND APPROVALS


1.    Frequency Coordination for FCC licenses
2.    FCC licenses and regulatory approvals
3.    FAA licenses
4. Leasehold or ownership interests in the Facilities (including any replacement facilities required to operate the System)
5. Zoning and other permits required to construct, install equipment and operate at each of the Facilities proposed in Schedule B (including any replacement facilities required to operate the System)
6.    Any required subcontractor approvals
7.    Approval of System Design
8.    Approval of Incumbent Channel Plan
9.    Approval of Modifications SOW
10.   Approval of Project Management Plan, Project Schedule and Cutover Plan
11.   Approval of factory acceptance test

                                   SCHEDULE B

                             SEGMENT AND FACILITIES

Incumbent Segment A extends from Casper, Wyoming to Minden, Nebraska, with facilities at the sites listed below:


FACILITY                            LATITUDE                LONGITUDE
--------                            --------                ---------
Casper, Wy                          42-51-21                W106-14-21
Glenrock, Wy                        42-53-01                W105-50-44
Douglas, Wy                         42-43-10                W105-17-24
Beacon Hill, Wy (To be Replaced)    42-20-45                W105-02-11
Guernsey, Wy                        42-13-53                W104-41-12
Torrington, Wy                      42-06-17                W104-09-57
Scottsbluff,Ne                      41-50-33                W103-40-49
Northport, Ne                       41-41-15                W103-05-15
Lisco, Ne                           41-24-47                W102-41-17
Chappell, Ne                        41-14-21                W102-26-45
Big Springs, Ne                     41-05-32                W102-10-07
Ogallala, Ne                        41-04-34                W101-38-33
Sutherland, Ne                      41-06-57                W101-09-37
North Platte, Ne                    41-10-24                W100-45-50
Brady, Ne                           40-58-45                W100-25-42
Cozad, Ne                           40-50-36                W99-57-18
Johnson Lake, Ne                    40-40-08                W99-46-34
Holdrege, Ne                        40-26-22                W99-23-46
Minden, Ne                          40-21-28                W98-56-58

Incumbent Segment B extends from Lisco, Nebraska to Lakewood, Colorado, with facilities at the sites listed below:


FACILITY                            LATITUDE                LONGITUDE
--------                            --------                ---------
Lisco, Ne                           41-24-47                W102-41-17
Sidney, Ne                          41-09-40                W102-59-34
Peetz, Co                           40-54-00                W103-12-37
Sterling, Co                        40-41-45                W103-23-34
Fort Morgan, Co                     40-25-14                W103-45-37
Wiggins, Co                         40-13-42                W104-11-16
Dougan, Co                          40-03-24                W104-44-30
Lakewood, Co                        39-43-14                W105-08-01


                                   SCHEDULE C

                          ESTIMATED AND OPERATING COSTS

SECTION 1. ESTIMATED COSTS TO BE PAID BY INCUMBENT

                           Casper , WY to Minden, NE;
                           Lakewood, CO to Lisco, NE

--------------------------------------------------------------------------------
                                          Approximate Allocation of Incumbent
            Incumbent Items                         Estimated Costs
--------------------------------------------------------------------------------
Site Survey                                             [***]
--------------------------------------------------------------------------------
Site Work                                               [***]
--------------------------------------------------------------------------------
Towers                                                  [***]
--------------------------------------------------------------------------------
Buildings                                               [***]
--------------------------------------------------------------------------------
Generators                                              [***]
--------------------------------------------------------------------------------
D.C. Plant                                              [***]
--------------------------------------------------------------------------------
Project Engineering                                     [***]
--------------------------------------------------------------------------------
Incumbent Estimated Costs                               [***]
--------------------------------------------------------------------------------


SECTION 2. OPERATING AND ADMINISRATION COSTS TO BE PAID BY INCUMBENT

1.    [***]

2.    [***]

3.    [***]

4.    [***]

5.    [***]

6.    [***]

7.    [***]

8.    [***]

9.    [***]

10.   [***]

11.   [***]

12.   [***]

13.   [***]

14.   [***]

15.   [***]

16.   [***]

17.   [***]

18.   [***]

19.   [***]

20.   [***]

21.   [***]

22.   [***]

23.   [***]

24.   [***]

25.   [***]

26.   [***]

27.   [***]

28.   [***]

29.   [***]

30.   [***]

SECTION 3. ESTIMATED COSTS TO BE PAID BY PATHNET

      The Pathnet Estimated Costs shall be allocated as follows:

                            Casper, WY to Minden, NE;
                            Lakewood, CO to Lisco, NE

         ----------------------------------------------------------------
                                           Approximate Allocation of
                 Pathnet Items              Pathnet Estimated Costs
         ----------------------------------------------------------------
         Preliminary Engineering                   [***]
         ----------------------------------------------------------------
         Antennas                                  [***]
         ----------------------------------------------------------------
         Waveguide                                 [***]
         ----------------------------------------------------------------
         Radios                                    [***]
         ----------------------------------------------------------------
         OC-3 Multiplexing                         [***]
         ----------------------------------------------------------------
         Misc. Equipment/Racks                     [***]
         ----------------------------------------------------------------
         Path Engineering                          [***]
         ----------------------------------------------------------------
         FCC Licensing Application                 [***]
         ----------------------------------------------------------------


         ----------------------------------------------------------------
         System Engineering                        [***]
         ----------------------------------------------------------------
         Total Pathnet Costs                       [***]
         ----------------------------------------------------------------

         ----------------------------------------------------------------


SECTION 4. ADMINISTRATION AND OPERATING COSTS TO BE PAID BY PATHNET

1.    [***]

2.    [***]

3.    [***]

4.    [***]

5.    [***]

6.    [***]

7.    [***]

8.    [***]

9.    [***]

10.   [***]

11.   [***]

12.   [***]

13.   [***]

14.   [***]

15.   [***]

16.   [***]

17.   [***]

18.   [***]

19.   [***]

20.   [***]

21.   [***]

22.   [***]

23.   [***]

24.   [***]

25.   [***]

26.   [***]

27.   [***]

28.   [***]

29.   [***]

30.   [***]

31.   [***]

32.   [***]

33.   [***]

34.   [***]

35.   [***]

36.   [***]

37.   [***]

38.   [***]

                                   EXHIBIT C-1

                            INCUMBENT ESTIMATED COSTS

                ESTIMATED CAPITAL COSTS TO BE PAID BY KN ENERGY:


                                 SEGMENT I & II     KN ENERGY       KN ENERGY
                                     TOTALS:       SPUR TOTALS:*      TOTALS:
                                 --------------    -------------    ----------
PRELIMINARY ENGINEERING           [***]
SITE SURVEY                       [***]
SITE WORK                         [***]
TOWERS                            [***]
BUILDINGS                         [***]
GENERATORS                        [***]
DC PLANT                          [***]
PROJECT ENGINEERING               [***]
RADIOS                            [***]
PATH ENGINEERING                  [***]

TOTAL KN ENERGY COST:             [***]


----------
* [***]

                                                                      To be Replaced
                                    CASPER   GLENROCK    DOUGLAS    BEACON    GUERNSEY  TORRINGTON
                                                                     HILL
SITE SURVEY:
       Site Survey:               [***]
       TAXES:                     [***]
       SITE SURVEY:               [***]

 SITE WORK:
       Site Clearing /Level:      [***]
       Fence & Gate Mods:         [***]
       Road Const/Repair:         [***]
       TAXES:                     [***]
       SITE WORK:                 [***]
TOWERS:
       Tower/Building Analysis:   [***]
       New Tower:                 [***]
       Tower Strength Material:   [***]
       Tower Labor:               [***]
       Waveguide Bridge:          [***]
       Tower Ground:              [***]
       FREIGHT:                   [***]
       TAXES:                     [***]
       TOWERS:                    [***]

BUILDINGS:
       Exist Bldg. Mods:          [***]
       New Building:              [***]
       New Bldg Delivery:         [***]
       New Bldg Foundation:       [***]
       Building Ground:           [***]
       AC Power :                 [***]
       FREIGHT:                   [***]
       TAXES:                     [***]
       BUILDINGS:                 [***]

GENERATORS:
       25KW MOBILE                [***]
       35KW                       [***]
       Transfer Panel:            [***]
       Install & Test Labor:      [***]
       FREIGHT:                   [***]
       TAXES:                     [***]
       GENERATORS:                [***]

D.C. PLANT:
       Chargers:                  [***]
       Chargers Spares:           [***]
       Batteries:                 [***]
       Power Board/Panel:         [***]
       Install & Test Labor:      [***]
       FREIGHT:                   [***]
       TAXES:                     [***]
       D.C. PLANT:                [***]

PROJECT ENGINEERING               [***]

KN ENERGY COSTS                   [***]

                                 SCOTTSBLUFF    NORTHPORT      LISCO     SIDNEY      PEETZ   STERLING
SITE SURVEY:
       Site Survey:                 [***]
       TAXES:                       [***]
       SITE SURVEY:                 [***]


 SITE WORK:
       Site Clearing /Level:        [***]
       Fence & Gate Mods:           [***]
       Road Const/Repair:           [***]
       TAXES:                       [***]
       SITE WORK:                   [***]

TOWERS:
       Tower/Building Analysis:     [***]
       New Tower:                   [***]
       Tower Strength Material:     [***]
       Tower Labor:                 [***]
       Waveguide Bridge:            [***]
       Tower Ground:                [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       TOWERS:                      [***]

BUILDINGS:
       Exist Bldg. Mods:            [***]
       New Building:                [***]
       New Bldg Delivery:           [***]
       New Bldg Foundation:         [***]
       Building Ground:             [***]
       AC Power :                   [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       BUILDINGS:                   [***]

GENERATORS:
       25KW MOBILE                  [***]
       35KW                         [***]
       Transfer Panel:              [***]
       Install & Test Labor:        [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       GENERATORS:                  [***]

D.C. PLANT:
       Chargers:                    [***]
       Chargers Spares:             [***]
       Batteries:                   [***]
       Power Board/Panel:           [***]
       Install & Test Labor:        [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       D.C. PLANT:                  [***]

PROJECT ENGINEERING                 [***]

KN ENERGY COSTS                     [***]

                                      FORT                                                              BIG
                                     MORGAN       WIGGINS       DOUGAN     LAKEWOOD     CHAPPELL      SPRINGS
SITE SURVEY:
       Site Survey:                 [***]
       TAXES:                       [***]
       SITE SURVEY:                 [***]

SITE WORK:
       Site Clearing /Level:        [***]
       Fence & Gate Mods:           [***]
       Road Const/Repair:           [***]
       TAXES:                       [***]
       SITE WORK:                   [***]

TOWERS:
       Tower/Building Analysis:     [***]
       New Tower:                   [***]
       Tower Strength Material:     [***]
       Tower Labor:                 [***]
       Waveguide Bridge:            [***]
       Tower Ground:                [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       TOWERS:                      [***]

BUILDINGS:
       Exist Bldg. Mods:            [***]
       New Building:                [***]
       New Bldg Delivery:           [***]
       New Bldg Foundation:         [***]
       Building Ground:             [***]
       AC Power :                   [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       BUILDINGS:                   [***]

GENERATORS:
       25KW MOBILE                  [***]
       35KW                         [***]
       Transfer Panel:              [***]
       Install & Test Labor:        [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       GENERATORS:                  [***]

D.C. PLANT:
       Chargers:                    [***]
       Chargers Spares:             [***]
       Batteries:                   [***]
       Power Board/Panel:           [***]
       Install & Test Labor:        [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       D.C. PLANT:                  [***]

PROJECT ENGINEERING                 [***]
KN ENERGY COSTS                     [***]

                                                               NORTH                                  JOHNSON
                                    OGALLALA   SUTHERLAND      PLATTE         BRADY        COZAD         LAKE
SITE SURVEY:
       Site Survey:                 [***]
       TAXES:                       [***]
       SITE SURVEY:                 [***]

SITE WORK:
       Site Clearing /Level:        [***]
       Fence & Gate Mods:           [***]
       Road Const/Repair:           [***]
       TAXES:                       [***]
       SITE WORK:                   [***]

TOWERS:
       Tower/Building Analysis:     [***]
       New Tower:                   [***]
       Tower Strength Material:     [***]
       Tower Labor:                 [***]
       Waveguide Bridge:            [***]
       Tower Ground:                [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       TOWERS:                      [***]

BUILDINGS:
       Exist Bldg. Mods:            [***]
       New Building:                [***]
       New Bldg Delivery:           [***]
       New Bldg Foundation:         [***]
       Building Ground:             [***]
       AC Power :                   [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       BUILDINGS:                   [***]

GENERATORS:
       25KW MOBILE                  [***]
       35KW                         [***]
       Transfer Panel:              [***]
       Install & Test Labor:        [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       GENERATORS:                  [***]

D.C. PLANT:
       Chargers:                    [***]
       Chargers Spares:             [***]
       Batteries:                   [***]
       Power Board/Panel:           [***]
       Install & Test Labor:        [***]
       FREIGHT:                     [***]
       TAXES:                       [***]
       D.C. PLANT:                  [***]

PROJECT ENGINEERING                 [***]

KN ENERGY COSTS                     [***]

                                 HOLDREGE          MINDEN           TOTALS:
SITE SURVEY:
       Site Survey:              [***]
       TAXES:                    [***]
       SITE SURVEY:              [***]

SITE WORK:
       Site Clearing /Level:     [***]
       Fence & Gate Mods:        [***]
       Road Const/Repair:        [***]
       TAXES:                    [***]
       SITE WORK:                [***]
TOWERS:
       Tower/Building
       Analysis:                 [***]
       New Tower:                [***]
       Tower Strength
       Material:                 [***]
       Tower Labor:              [***]
       Waveguide Bridge:         [***]
       Tower Ground:             [***]
       FREIGHT:                  [***]
       TAXES:                    [***]
       TOWERS:                   [***]
BUILDINGS:
       Exist Bldg. Mods:         [***]
       New Building:             [***]
       New Bldg Delivery:        [***]
       New Bldg Foundation:      [***]
       Building Ground:          [***]
       AC Power :                [***]
       FREIGHT:                  [***]
       TAXES:                    [***]
       BUILDINGS:                [***]
GENERATORS:
       25KW MOBILE               [***]
       35KW                      [***]
       Transfer Panel:           [***]
       Install & Test Labor:     [***]
       FREIGHT:                  [***]
       TAXES:                    [***]
       GENERATORS:               [***]
D.C. PLANT:
       Chargers:                 [***]
       Chargers Spares:          [***]
       Batteries:                [***]
       Power Board/Panel:        [***]
       Install & Test Labor:     [***]
       FREIGHT:                  [***]
       TAXES:                    [***]
       D.C. PLANT:               [***]

PROJECT ENGINEERING              [***]

KN ENERGY COSTS                  [***]

                                   EXHIBIT C-2

                            PATHNET'S ESTIMATED COSTS

               ESTIMATED CAPITAL COSTS TO BE PAID BY PATHNET, INC.

                                                                        TOTALS:
                                                                      ----------
PRELIMINARY ENGINEERING                                               [***]
ANTENNAS                                                              [***]
WAVEGUIDE                                                             [***]
RADIOS                                                                [***]
MULTIPLEX                                                             [***]
MIS EQUIPMENT/RACKS                                                   [***]
PATH ENGINEERING                                                      [***]
FCC LICENSING APPLICATION                                             [***]
SYSTEM ENGINEERING                                                    [***]

TOTAL PATHNET COST:                                                   [***]


                                                                                                To be Replaced
                                                  CASPER        GLENROCK       DOUGLAS      BEACON HILL      GUERNSEY     TORRINGTON
PRELIMINARY ENG:
        PCN Coordination:                        [***]
        TAXES:                                   [***]
        PLEM ENG:                                [***]
ANTENNAS:
        Antenna Material:                        [***]
        Install & Align Labor:                   [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        ANTENNAS:                                [***]
WAVEGUIDE:
        Waveguide Material:                      [***]
        Install & Test Labor:                    [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        WAVEGUIDE:                               [***]
RADIOS:
        1:1 Terminal: 2 & 3
        Way:                                     [***]
        1:1 Repeater:                            [***]
        Add RF Channel (2:1)                     [***]
        OAM&P Software/LT                        [***]
        Maint Accessory Kit:                     [***]
        Basic Radio
        Spares:                                  [***]
        Enhanced Radio Spares:                   [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        RADIOS:                                  [***]
OC-3 MULTIPLEX:
        OC-3 to 84 DS-1:                         [***]
        OC-3 to 28 DS-1:                         [***]
        ADM 4/8/12/28 DS-1:                      [***]
        OC-3 Spares:                             [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        OC-3 MULTIPLEX:                          [***]
MISC EQUIP/RACKS:
        Racks, Fuse Panel, Misc:                 [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        MISC EQUIP/RACKS:                        [***]

PATH ENGINEERING                                 [***]
FCC LICENSE APPLICATION                          [***]
SYSTEM ENGINEERING                               [***]
PATHNET COSTS                                    [***]

                                                SCOTTSBLUFF     NORTHPORT       LISCO          SIDNEY         PEETZ        STERLING
PRELIMINARY ENG:
        PCN Coordination:                        [***]
        TAXES:                                   [***]
        PLEM ENG:                                [***]
ANTENNAS:
        Antenna Material:                        [***]
        Install & Align Labor:                   [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        ANTENNAS:                                [***]
WAVEGUIDE:
        Waveguide Material:                      [***]
        Install & Test Labor:                    [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        WAVEGUIDE:                               [***]
RADIOS:
        1:1 Terminal: 2 & 3
        Way:                                     [***]
        1:1 Repeater:                            [***]
        Add RF Channel (2:1)                     [***]
        OAM&P Software/LT                        [***]
        Maint Accessory Kit:                     [***]
        Basic Radio
        Spares:                                  [***]
        Enhanced Radio Spares:                   [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        RADIOS:                                  [***]
OC-3 MULTIPLEX:
        OC-3 to 84 DS-1:                         [***]
        OC-3 to 28 DS-1:                         [***]
        ADM 4/8/12/28 DS-1:                      [***]
        OC-3 Spares:                             [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        OC-3 MULTIPLEX:                          [***]
MISC EQUIP/RACKS:
        Racks, Fuse Panel, Misc:                 [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        MISC EQUIP/RACKS:                        [***]

PATH ENGINEERING                                 [***]
FCC LICENSE APPLICATION                          [***]
SYSTEM ENGINEERING                               [***]
PATHNET COSTS                                    [***]

                                                   FORT
                                                  MORGAN        WIGGINS         DOUGAN        LAKEWOOD       CHAPPELL    BIG SPRINGS
PRELIMINARY ENG:
        PCN Coordination:                        [***]
        TAXES:                                   [***]
        PLEM ENG:                                [***]
ANTENNAS:
        Antenna Material:                        [***]
        Install & Align Labor:                   [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        ANTENNAS:                                [***]
WAVEGUIDE:
        Waveguide Material:                      [***]
        Install & Test Labor:                    [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        WAVEGUIDE:                               [***]
RADIOS:
        1:1 Terminal: 2 & 3
        Way:                                     [***]
        1:1 Repeater:                            [***]
        Add RF Channel (2:1)                     [***]
        OAM&P Software/LT                        [***]
        Maint Accessory Kit:                     [***]
        Basic Radio
        Spares:                                  [***]
        Enhanced Radio Spares:                   [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        RADIOS:                                  [***]
OC-3 MULTIPLEX:
        OC-3 to 84 DS-1:                         [***]
        OC-3 to 28 DS-1:                         [***]
        ADM 4/8/12/28 DS-1:                      [***]
        OC-3 Spares:                             [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        OC-3 MULTIPLEX:                          [***]
MISC EQUIP/RACKS:
        Racks, Fuse Panel, Misc:                 [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        MISC EQUIP/RACKS:                        [***]

PATH ENGINEERING                                 [***]
FCC LICENSE APPLICATION                          [***]
SYSTEM ENGINEERING                               [***]
PATHNET COSTS                                    [***]

                                                                               NORTH                                        JOHNSON
                                                 OGALLALA      SUTHERLAND      PLATTE          BRADY          COZAD           LAKE
PRELIMINARY ENG:
        PCN Coordination:                        [***]
        TAXES:                                   [***]
        PLEM ENG:                                [***]
ANTENNAS:
        Antenna Material:                        [***]
        Install & Align Labor:                   [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        ANTENNAS:                                [***]
WAVEGUIDE:
        Waveguide Material:                      [***]
        Install & Test Labor:                    [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        WAVEGUIDE:                               [***]
RADIOS:
        1:1 Terminal: 2 & 3
        Way:                                     [***]
        1:1 Repeater:                            [***]
        Add RF Channel (2:1)                     [***]
        OAM&P Software/LT                        [***]
        Maint Accessory Kit:                     [***]
        Basic Radio Spares:                      [***]
        Enhanced Radio Spares:                   [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        RADIOS:                                  [***]
OC-3 MULTIPLEX:
        OC-3 to 84 DS-1:                         [***]
        OC-3 to 28 DS-1:                         [***]
        ADM 4/8/12/28 DS-1:                      [***]
        OC-3 Spares:                             [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        OC-3 MULTIPLEX:                          [***]
MISC EQUIP/RACKS:
        Racks, Fuse Panel, Misc:                 [***]
        Install:                                 [***]
        Test & Turnup:                           [***]
        FREIGHT:                                 [***]
        TAXES:                                   [***]
        MISC EQUIP/RACKS:                        [***]

PATH ENGINEERING                                 [***]
FCC LICENSE APPLICATION                          [***]
SYSTEM ENGINEERING                               [***]
PATHNET COSTS                                    [***]

                                      HOLDREGE       MINDEN        TOTALS:
PRELIMINARY ENG:
        PCN Coordination:            [***]
        TAXES:                       [***]
        PLEM ENG:                    [***]
ANTENNAS:
        Antenna Material:            [***]
        Install & Align Labor:       [***]
        FREIGHT:                     [***]
        TAXES:                       [***]
        ANTENNAS:                    [***]
WAVEGUIDE:
        Waveguide Material:          [***]
        Install & Test Labor:        [***]
        FREIGHT:                     [***]
        TAXES:                       [***]
        WAVEGUIDE:                   [***]
RADIOS:
        1:1 Terminal: 2 & 3          [***]
        Way:                         [***]
        1:1 Repeater:                [***]
        Add RF Channel (2:1)         [***]
        OAM&P Software/LT            [***]
        Maint Accessory Kit:         [***]
        Basic Radio Spares:          [***]
        Enhanced Radio Spares:       [***]
        Install:                     [***]
        Test & Turnup:               [***]
        FREIGHT:                     [***]
        TAXES:                       [***]
        RADIOS:                      [***]
OC-3 MULTIPLEX:
        OC-3 to 84 DS-1:             [***]
        OC-3 to 28 DS-1:             [***]
        ADM 4/8/12/28 DS-1:          [***]
        OC-3 Spares:                 [***]
        Install:                     [***]
        Test & Turnup:               [***]
        FREIGHT:                     [***]
        TAXES:                       [***]
        OC-3 MULTIPLEX:              [***]
MISC EQUIP/RACKS:
        Racks, Fuse Panel, Misc:     [***]
        Install:                     [***]
        Test & Turnup:               [***]
        FREIGHT:                     [***]
        TAXES:                       [***]
        MISC EQUIP/RACKS:            [***]

PATH ENGINEERING                     [***]
FCC LICENSE APPLICATION              [***]
SYSTEM ENGINEERING                   [***]
PATHNET COSTS                        [***]

                                   SCHEDULE D

                            FORM OF ESCROW AGREEMENT

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Escrow Agreement") is entered into as of ____________, 199_, by and among PathNet, Inc., a Delaware corporation ("PathNet") and KN Energy, Inc, a Kansas corporation ("Incumbent"), and Crestar Bank as escrow agent (the "Escrow Agent");

      WHEREAS, PathNet and Incumbent have entered into a Fixed Point Microwave Services Agreement dated as of the date hereof (the "FPM Agreement"), pursuant to which, among other things, Incumbent has engaged PathNet as, and PathNet has agreed to act as, Incumbent's sole representative for the purpose of (i) installing, managing and operating a high capacity digital microwave system along Incumbent's current microwave paths and (ii) marketing and selling any Excess Capacity created by such high capacity digital microwave system.

      WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the FPM Agreement;

      WHEREAS, pursuant to Section 4.4.4(b) of the FPM Agreement, PathNet shall deliver to the Escrow Agent the amount of [***] the ("PathNet Escrow Deposit") and pursuant to Section 4.1.5(b) of the FPM Agreement, Incumbent
shall deliver to the Escrow Agent the amount of [***]              (the
"Incumbent Escrow Deposit"); and

      WHEREAS, the Escrow Agent has agreed to act as escrow agent hereunder in accordance with the terms and conditions hereinafter set forth;

      NOW, THERFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

      SECTION 1. Appointment of Escrow Agent. PathNet and Incumbent hereby mutually appoint and designate the Escrow Agent to receive, hold and disburse the PathNet Escrow Deposit and the Incumbent Escrow Deposit, in accordance with the terms and conditions of this Escrow Agreement, and the Escrow Agent hereby accepts such appointment and designation.

      SECTION 2. Escrow.

      2.1   Escrow of Funds by PathNet

            2.1.1 Delivery of Escrow Deposit

            (a) Within ninety (90) days after delivery by PathNet to Incumbent of the System Design, PathNet shall deposit the amount in cash equal to fifty percent (50%) of the PathNet Escrow Deposit in an escrow account with the Escrow Agent to be held, drawn upon and returned by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

            (b) Within one hundred and twenty (120) days after delivery by PathNet of the first escrow payment set forth in Section 2.1.1
                  (a), PathNet shall deposit the amount in cash equal to fifty percent (50%) of the PathNet Escrow Deposit in an escrow account with the Escrow Agent to be held, drawn upon and returned by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

            2.1.2 Term of Escrow Agreement. The Escrow Agent shall hold the PathNet Escrow Deposit until Commissioning and upon Commissioning any remaining funds, together with interest that has accrued and been paid thereon, shall be paid by the Escrow Agent to PathNet or its designee.

            2.1.3 Release of Funds to PathNet. Upon receipt by the Escrow Agent of a written joint certification of PathNet and Incumbent substantially in form attached hereto as Attachment A to the effect that PathNet is entitled to receive a portion of or all of the PathNet Escrow Deposit in accordance with Section 4.4.4(b) of the FPM Agreement, the Escrow Agent shall promptly deliver to PathNet such portions of or all of the PathNet Escrow Deposit.

            2.1.4 Release of Funds to Incumbent. Upon receipt by the Escrow Agent of a written joint certification of PathNet and Incumbent substantially in the form attached hereto as Attachment A to the effect that Incumbent is entitled to receive a portion of or all of the PathNet Escrow Deposit in accordance with Section 4.4.4(b) of the FPM Agreement or upon receipt by the Escrow Agent of a court order directing payment to Incumbent of a portion of or all of the PathNet Escrow Deposit, the Escrow Agent shall promptly deliver to Incumbent such portions of or all of the PathNet Escrow Deposit.

      2.2   Escrow of Funds by Incumbent

            2.2.1 Delivery of Escrow Deposit. Simultaneous with the execution and delivery of the FPM Agreement, Incumbent shall deposit an amount in cash equal to the Incumbent Escrow Deposit in an escrow account with the Escrow Agent to be held, drawn upon and returned by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

            2.2.2 Term of Escrow Agreement. The Escrow Agent shall hold the Incumbent Escrow Deposit until Commissioning and upon Commissioning any remaining funds, together with interest that has accrued and been paid thereon, shall be paid by the Escrow Agent to Incumbent or its designee.

            2.2.3 Release of Funds to Incumbent. Upon receipt by the Escrow Agent of a written joint certification of PathNet and Incumbent substantially in form attached hereto as Attachment B to the effect that Incumbent is entitled to receive a portion of or all of the Incumbent Escrow Deposit in accordance with Section 4.1.5 of the FPM Agreement, the Escrow Agent shall promptly deliver to Incumbent such portions of or all of the Incumbent Escrow Deposit.

            2.2.4 Release of Funds to PathNet. Upon receipt by the Escrow Agent of a written joint certification of PathNet and Incumbent substantially in form attached hereto as Attachment B to the effect that PathNet is entitled to receive a portion of or all of the Incumbent Escrow Deposit in accordance with Section 4.1.5 of the FPM Agreement, or upon receipt by the Escrow Agent of a court order directing payment to PathNet of a portion of or all of the Incumbent Escrow Deposit, the Escrow Agent shall promptly deliver to PathNet such portions of or all of the Incumbent Escrow Deposit.

      SECTION 3. Concerning the Escrow Agent.

      3.1 Duties. The Escrow Agent undertakes to perform all duties which are expressly set forth herein.

      3.2 Indemnification.

            3.2.1 The Escrow Agent may rely upon and shall be protected in acting or refraining from acting upon any written notice, instruction, certification, or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper parties or party.

            3.2.2 The Escrow Agent shall not be liable for any action taken by it in good faith and without negligence, and believed by it to be authorized or within the rights or powers conferred upon it by this Escrow Agreement.

            3.2.3 PathNet and Incumbent hereby agree to indemnify the Escrow Agent for and to hold the Escrow Agent harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on the part of the Escrow Agent, arising out of or in connection with the Escrow Agent entering into this Escrow Agreement and carrying out its duties hereunder, including costs and expenses of successfully defending the Escrow Agent against any claim of liability with respect thereto. PathNet shall pay one half of any payment made pursuant to this Section
      3.2.3 and Incumbent shall pay one half.

      3.3 Other Matters. The Escrow Agent (and any successor escrow agent) reserves the right to resign as the Escrow Agent at any time upon thirty (30) days prior written notice to each of PathNet and Incumbent. Upon mutual agreement, PathNet and Incumbent reserve the right to remove the Escrow Agent at any time upon thirty (30) days written notice to the Escrow Agent. In the event of any litigation or dispute by the parties hereunder affecting its duties, the Escrow Agent shall take no action until such action is agreed to in writing by the parties hereto, or until receipt of an order of a court having jurisdiction directing the Escrow Agent with respect to the action which is the subject of such litigation or dispute. The Escrow Agent neither approves nor disapproves of the transactions contemplated by the FPM Agreement or this Escrow Agreement, nor does it recommend for or against, or have an opinion as to the legality or validity of, this transaction.

      SECTION 4. Termination. This Escrow Agreement shall terminate (i) automatically upon the return of both the PathNet Escrow Deposit and the Incumbent Escrow Deposit pursuant to Section 2.1.2 and Section 2.2.2, respectively (ii) automatically upon the delivery of the entire PathNet Escrow Deposit and the Incumbent Escrow Deposit made pursuant to Section 2.1.3 or
Section 2.1.4 and Section 2.2.3, respectively or (iii) upon written mutual consent signed by PathNet and Incumbent.

      SECTION 5. Additional Actions and Documents. Each of the parties hereto agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, instruments and agreement, and will obtain such consents as may be necessary or as may reasonably be requested in order to fully effectuate the purposes, terms and conditions of this Escrow Agreement.

      SECTION 6. Notice. All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party pursuant to this Escrow Agreement shall be in writing and shall be hand delivered, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier or transmitted by telegram or telex addressed as follows:

                  If to PathNet:

                           PathNet, Inc.
                           1015-31st Street, N.W.
                           Washington, D.C. 20007
                           Attention:   Michael Lubin
                                        Vice President and General Counsel
                           Tel: (202) 625-7284
                           Fax: (202) 625-7369

                  If to Incumbent:

                           KN Energy, Inc.
                           370 Van Gordon Street
                           P.O. Box 281304
                           Lakewood, CO 80228-8304
                           Tel: (303) 763-3510

                  If to Escrow Agent:

                           William F. Michie III
                           Corporate Trust Officer
                           Crestar Bank
                           919 East Main Street
                           10th Floor
                           Richmond, VA 23219
                           (804) 782-5581
                           (804) 782-7855 (Fax)

Or such other address as the addressee may indicate by written notice to the other parties. Each notice, demand, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

      SECTION 7. Benefit and Assignment. This Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provisions of this Escrow Agreement against any of the parties hereto or their respective successors and assigns as permitted hereunder. At any time and from time to time, PathNet shall have the right to assign this Agreement or any of PathNet's rights and obligations under this Agreement; provided, that in no event shall any such assignment relieve PathNet of its obligations under this Agreement. Incumbent may not or shall not have the right to assign this Agreement or any of its rights and obligations hereunder without the prior written consent of PathNet, which consent shall not be unreasonably withheld; provided, however, Incumbent may assign its right and obligations, in whole but not in part, under this Agreement without the approval of PathNet, to any entity which acquires all or substantially all of the assets of Incumbent or to any subsidiary, Affiliate or successor in a merger or consolidation of Incumbent; provided, that in no event shall any such assignment relieve Incumbent of its obligations under this Agreement.

      SECTION 8. Entire Agreement; Amendment. This Escrow Agreement together with the schedules, exhibits and attachments hereto contains the entire agreement among the parties with respect to the subject matter hereof and supercedes all prior oral or written agreements, commitments or understandings with respect to such matters. PathNet and Incumbent shall furnish the Escrow Agent with a copy (without Schedules and Exhibits) of the FPM Agreement. This Escrow Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      SECTION 9. Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Escrow Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right power or privilege or the exercise of any other right power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

      SECTION 10. Expenses. Subject to the provisions of Section 1 and Section
3.2.3 each party shall pay its own expenses incident to this Escrow Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

      SECTION 11. Consent to Jurisdiction; Enforceability. This Escrow Agreement and the duties and obligations of the parties hereunder shall be enforceable against any of the parties in the courts of the Untied States of America and of the State of Maryland. For such purpose, each party hereto hereby irrevocable submits to the non-exclusive jurisdiction of such court or courts and agrees that all claims in respect of this Escrow Agreement and such other agreements, documents and instruments may be heard and determined in such courts. Each party hereby irrevocably agrees that a final judgment of any of the courts specified above in any action or proceeding relating to this Escrow Agreement or to any of the other agreements, documents or instruments referred to herein or therein shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      SECTION 12. Severability. If any part of any provision of this Escrow Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Escrow Agreement.

      SECTION 13. Governing Law. This Escrow Agreement, the rights and obligation of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland (excluding the choice of law rules thereof.)

      SECTION 14. Limitation on Benefits. The covenants, undertaking and agreements set forth in this Escrow Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto, and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

      SECTION 15. Binding Effect. Subject to any provisions hereof restricting assignment, this Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

      SECTION 16. Headings. The headings of the sections and subsections contained in this Escrow Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

      SECTION 17. Signature in Counterparts. This Escrow Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Escrow Agreement to produce or account for more that the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

      IN WITNESS WHEREOF, each of the parties hereto has executed or has caused this Escrow Agreement to be executed on its behalf, all as of the date first above written.

                                               PATHNET, INC.


                                               By:
                                                  --------------------------
                                               Name:
                                                     -----------------------
                                               Title:
                                                      ----------------------

                                               KN ENERGY, INC.


                                               By:
                                                  --------------------------
                                               Name:
                                                     -----------------------
                                               Title:
                                                      ----------------------

                                               CRESTAR BANK


                                               By:
                                                  --------------------------
                                               Name:
                                                     -----------------------
                                               Title:
                                                      ----------------------

                                  ATTACHMENT A

                               JOINT CERTIFICATION

      I, ______________, _________________ of PathNet, Inc. ("PathNet") and I,
___________, _______________ of KN Energy, Inc. ("Incumbent"), hereby certify as follows:

      1. PathNet and Incumbent entered into a Fixed Point Microwave Services Agreement, dated as of September___, 1997 (the "FPM Agreement") pursuant to which among other things, Incumbent engaged PathNet as, and PathNet agreed to act as, Incumbent's sole representative for the purpose of (i) installing, managing and operating a high capacity digital microwave system along Incumbent's current microwave paths and (ii) marketing and selling any excess capacity created by such high capacity digital microwave system, all in accordance with and subject to the terms and conditions set forth in the FPM Agreement.

      2. Pursuant to the FPM Agreement, PathNet, Incumbent and Crestar Bank (the "Escrow Agent") entered into an Escrow Agreement, dated as of September___, 1997 (the "Escrow Agreement"), in accordance with which PathNet delivered to the Escrow Agent the sum of five million two hundred and sixty-four thousand and six hundred and twenty-five dollars ($5,264,625) (in two equal payments) (the "PathNet Escrow Deposit"), subject to the terms of the FPM Agreement and the Escrow Agreement.

      3. Attached to this Joint Certification is [an invoice or other such purchase order or bill relating to a PathNet Item (as such term is defined in the FPM Agreement) evidencing the performance of certain services by PathNet as set forth in the FPM Agreement.] [An affidavit of Incumbent certifying that PathNet has failed to timely meet its payment responsibilities with respect to the PathNet Items (as such term is defined in the FPM Agreement) or fails to complete the System in accordance with Section 13.2.1 (ix) of the FPM Agreement in accordance with the terms and provisions of the FPM Agreement and setting forth in detail a description of the facts and circumstances surrounding such failure.]

      4. Pursuant to Section 4.4.4(b) of the FPM Agreement and [Section 2.1.3/Section 2.1.4] of the Escrow Agreement, [PathNet/Incumbent] is entitled to receive, from the PathNet Escrow Deposit, the following sum: ____________ ($_________).

      5. The Escrow Agent is hereby directed promptly upon receipt of this certification to release the portion of the Escrow Deposit as set forth in
Section 3, above to PathNet/Incumbent pursuant to [Section 2.1.3/Section 2.1.4] of the Escrow Agreement.

      Each of _______ and ________ on behalf of PathNet and Incumbent, respectively, certify that the foregoing is true and correct.

PATHNET, INC.                                KN ENERGY, INC.


By:                                          By:
   --------------------------                   --------------------------
Name:                                        Name:
      -----------------------                      -----------------------
Title:                                       Title:
       ----------------------                       ----------------------

                                  ATTACHMENT B

                               JOINT CERTIFICATION

      I, ______________, ____________________ of PathNet, Inc. ("PathNet") and
I, _________________ of KN Energy, Inc., a Kansas Corporation ("Incumbent"), hereby certify as follows:

      1. PathNet and Incumbent entered into a Fixed Point Microwave Services Agreement, dated as of September _, 1997 (the "FPM Agreement") pursuant to which among other things, Incumbent engaged PathNet as, and PathNet agreed to act as, Incumbent's sole representative for the purpose of (i) installing, managing and operating a high capacity digital microwave system along Incumbent's current microwave paths and (ii) marketing and selling any excess capacity created by such high capacity digital microwave system, all in accordance with and subject to the terms and conditions set forth in the FPM Agreement.

      2. Pursuant to the FPM Agreement, PathNet, Incumbent and Crestar Bank (the "Escrow Agent") entered into an Escrow Agreement, dated as of _______________, 199__ (the "Escrow Agreement"), in accordance with which Incumbent delivered to the Escrow Agent the sum of two hundred thousand dollars ($200,000) (the "Incumbent Escrow Deposit"), subject to the terms of the FPM Agreement and the Escrow Agreement.

      3. Attached to this Joint Certification is an invoice or other such purchase order or bill relating to a PathNet Item (as such term is defined in the FPM Agreement) evidencing the performance of certain services by PathNet as set forth in the FPM Agreement.

      4. Pursuant to Section 4.1.5 of the FPM Agreement and [Section 2.2.3/
Section 2.2.4] of the Escrow Agreement, PathNet/Incumbent is entitled to receive, from the Incumbent Escrow Deposit, the following sum: _____________ ($__________).

      5. The Escrow Agent is hereby directed promptly upon receipt of this certification to release the portion of the Incumbent Escrow Deposit as set forth in Section 3, above to PathNet pursuant to [Section 2.2.3/Section 2.2.4] of the Escrow Agreement.

      Each of _______ and ________ on behalf of PathNet and Incumbent, respectively, certify that the foregoing is true and correct.


PATHNET, INC.                                KN ENERGY, INC.


By:                                          By:
   --------------------------                   --------------------------
Name:                                        Name:
      -----------------------                      -----------------------
Title:                                       Title:
       ----------------------                       ----------------------

                                   SCHEDULE F

                        INCUMBENT DRUG TESTING PROCEDURES

                           AND SUBSTANCE ABUSE POLICY

                                  Copy Attached

                                                                      Schedule F



                                Drug and Alcohol
                                  Abuse Policy

                                K N ENERGY, INC.
                                 January 1, 1996



                                                                          [LOGO]

--------------------------------------------------------------------------------

                          DRUG AND ALCOHOL ABUSE POLICY
                        K N ENERGY, INC., AND AFFILIATES

                                Table of Contents

Purpose ...................................................................    1
Definition of Terms .......................................................    2
Drug-Free Awareness Program ...............................................    3
Treatment .................................................................    4
Voluntarily Seeking Assistance and Treatment ..............................    4
Supervisory Training ......................................................    4
Mandatory Referral for Alcohol or Drug Testing ............................    5
Authorized Use of Prescribed Medicine .....................................    5
Prohibitions ..............................................................    6
Testing Requirements ......................................................    6
Confidentiality ...........................................................    7
Testing Methodology .......................................................    8
Inspections ...............................................................    8
Safety Sensitive Employees ................................................    8
Consequences for Policy  Violation ........................................    8
Condition of Employment ...................................................    9
Reservation of Company Rights .............................................    9

TESTING PROCEDURES

Reasonable Cause Testing ..................................................    9
Post-Accident Testing .....................................................   15
Random Testing ............................................................   16
Pre-Employment and Periodic Testing .......................................   17
Providers: ................................................................   17

--------------------------------------------------------------------------------

WHEREAS, K N Energy, Inc., and its employees acknowledge that substance abuse is a serious and complex, but treatable condition that negatively affects the productive, personal and family lives of employees and the stability of companies; and

WHEREAS, K N Energy, Inc., and its employees are committed to addressing the problems of substance time to ensure the safety of the working environment personal and public safety, by providing employees access to necessary treatment and rehabilitation assistance; and

WHEREAS, K N Energy, Inc., has provided a program of employee assistance and has generally provided the availability of medical coverage allowing employees requiring treatment and rehabilitation for substance abuse to receive the services without undue financial hardship; and

WHEREAS, appropriate efforts will be made by K N Energy, Inc., to establish employee understanding that the experience of a drug or alcohol problem is not, of itself, grounds for adverse action. Employees will be strongly encouraged to seek and receive the services of the Employee Assistance Program prior to such a problem affecting job performance or resulting in an on-the-job incident;

NOW, THEREFORE, it is the policy of K N Energy, Inc., and its affiliates, hereinafter collectively called the "Company," that no employee shall manufacture, distribute, possess, use or have in their system, illegal drugs, drug paraphernalia, alcohol or other unauthorized controlled substances while on the job.

PURPOSE

The purpose and intent of this policy is:

      - to provide a safe, healthy and productive working environment for all employees

      - to ensure the reputation and integrity of the Company and its employees

      -     to reduce the incidence of accidental injury to persons or property

      -     to reduce absenteeism, tardiness and indifferent job performance

      - to provide assistance toward rehabilitation for any employee seeking help in overcoming dependence and addiction with alcohol or drugs

COOPERATION

The Company earnestly asks for the understanding and cooperation of all employees in implementing the Alcohol and Drug Abuse Policy, and the Company regrets any inconvenience that may be caused the many non-abusers of drugs and alcohol. We believe, however, that benefits to be derived from the reduction in number and severity of accidents, greater safety of all employees and of the public and rehabilitation or termination of those who, became of alcohol or drugs, are a burden upon all other employees, will more than make up for any discomfort the rest may experience.

                          DRUG AND ALCOHOL ABUSE POLICY

--------------------------------------------------------------------------------

appropriate medical training to evaluate and interpret an individual's positive test based upon his/her medical history and any other relevant biomedical information.

NIDA

      National Institute on Drug Abuse, an agency of the U.S. Department of Health and Human Services (DHHS).

Prescribed medicine

      Any substance prescribed by a licensed medical doctor specifically for the individual consuming it.

Under the influence of alcohol

      Any blood alcohol concentration (BAC) percentage of 0.02 or greater for DOT safety sensitive positions, and 0.05 for all other company non-covered positions. The alcohol concentration level can be determined by analysis using an EBT, blood, saliva. urine or any other method of quantitative analysis approved by the DOT.

Under the influence of an illegal drug or controlled substance

      Testing positive at a DOT-specified ng/ml (nanograms per milliliter) level.

Safety Sensitive Function

      Any operation, maintenance, or emergency response function performed on a pipeline or LNG facility, and the function is regulated by the DOT regulation CFR49 Parts 192, 193, and 195.

Specimen

      A sample of urine, saliva or breath to be used in analysis for the presence of drugs or alcohol.

Substance Abuse Professional (SAP)

      A licensed physician, or a licensed certified psychologist, social worker, employee assistance professional, or addiction counselor (Certified by the National Association of Alcoholism and Drug Abuse Counselors Certification Commission), with knowledge of and clinical experience in diagnosis and treatment of alcohol-related disorders.

DRUG-FREE AWARENESS PROGRAM

The Company is a Drug-Free Awareness program to assist employees and their families in understanding and avoiding problems associated with drug and alcohol abuse. The Company will use this program as an educational tool to and in the prevention and elimination of drug and alcohol abuse that could affect the workplace. The Drug-Free Awareness program will inform employees and their families on the following:

      -     the dangers of alcohol and drug abuse

      -     the Company's Alcohol and Drug Abuse Policy

      - the availability of treatment and counseling for those voluntarily seeking assistance

      - sanctions the Company will impose for violations of the Alcohol and Drug Abuse Policy.

A copy of the Company's Alcohol and Drug Abuse Policy booklet will be issued to all employees covered by the policy. This information will be periodically updated to keep employees informed on any changes to the Alcohol and Drug Abuse Policy and information associated with the EAP. The information will be communicated to employees on bulletin boards, employee mailings and various other forms available at the time.

TREATMENT FOR SUBSTANCE ABUSE

Successful treatment of substance abuse is, to a great degree, dependent upon the desire of the abuser to overcome the disease and his/her willingness to seek proper treatment. The Company encourages voluntary drug or alcohol abuse treatment and will be supportive of employees and/or their dependents who seek treatment of their own accord. Conversely, the Company will take strong action against those employees who suffer from drug or alcohol abuse, but who refuse to seek treatment for the problem.

--------------------------------------------------------------------------------

If an employee tests positive for drugs or alcohol after being referred for mandatory testing because of declining job performance or erratic on-the-job behavior, that employee is in violation of the Company's Alcohol and Drug Abuse Policy.

Any employee who has reason to suspect another employee or supervisor may be abusing drugs or alcohol is encouraged to contact the Company's program administrator, who will evaluate the situation and determine what steps should be taken. Employees can be assured they may take such action on a confidential basis and without fear of reprisal.

AUTHORIZED USE OF PRESCRIBED MEDICINE

An employee who is receiving medical treatment with any prescribed medication which may alter his/her on-the-job behavior, physical or mental ability shall report this medication is being taken to their immediate supervisor, who shall seek guidance in determining whether the Company should temporarily change the employee's job assignment during the period of treatment.

OTHER MEDICAL CONDITIONS

Under no circumstances will this policy be utilized to test for pregnancy or other health or medical conditions.

PROHIBITIONS

This policy prohibits the following:

      - Use, consumption, possession, manufacture, distribution, dispensation or sale of a controlled substance, illegal drug or drug paraphernalia, at any time while on Company property or in a Company vehicle.

      - Unauthorized use, consumption, possession, manufacture, distribution, dispensation, or sale of alcohol, at any time while on Company property or in a Company vehicle.

      - Possession, use, consumption, manufacture, distribution, dispensation or sale of a controlled substance or illegal drug off Company property.

      - Being under the influence of an unauthorized controlled substance, illegal drug or alcohol at any time while on Company property or in a Company vehicle.

      - Consumption of alcohol off Company property that could adversely affect the employee's work performance, personal safety or the safety of others while at work.

      -     A drug related conviction under any federal or state statute.

      - Failure to notify the Company of any arrest or conviction under a federal or state criminal drug or alcohol statute within five days of the arrest or conviction.

      - Refusing to submit to a Company-property inspection when requested to do so by an authorized Company representative.

      - Refusing to participate in the testing process, complete the required forms, or provide a urine, saliva or breath specimen to be tested for the presence of drugs or alcohol.

      - Substituting, altering, or in any way contaminating a specimen submitted for drug or alcohol testing.

      - Testing positive for an illegal drug, controlled substance, or alcohol.

      - Failing to comply with the treatment or counseling requirements specified by the Medical Review Officer (MRO) or Substance Abuse Professional (SAP).

--------------------------------------------------------------------------------

All records and information regarding alcohol and drug testing, test results, and treatment of employees for chemical dependency will be confidentially maintained by the Company. Access to information will be on a need-to-know basis. When requested in writing, individual employees will have the right to request information from his/her file pertaining to specific test results and other information regarding the testing laboratory's findings. Specific information on the testing laboratory or collection sites will be obtained through the Program Administrator in Lakewood.

Information regarding an individual's alcohol and/or drug testing results or rehabilitation may be released only upon the written consent of that individual. An exception to this rule would be if information is requested in writing from the DOT Administrator or another regulatory having regulatory authority over the Company. In this instance, the Company is obligated by law to release the information requested, whether the employee grants permission or not.

The laboratory maintaining confidential employee test records must, upon request disclose information related to a positive alcohol and/or drug test of an employee to the employee or the decision-maker in a lawsuit complaint procedure or other proceeding initiated on behalf of the employee arising from the positive test.

TESTING METHODOLOGY

Alcohol and drug testing shall be conducted through methods with proven reliability and in strict compliance with appropriate methodology allowed by DOT regulations. All drug tests will be conducted using only U.S. Department of Health and Human Services NIDA-certified labs. If an employee fails to pass the initial drug screening test, the original test specimen will be further analyzed using the gas chromatography/mass spectrometry method, and verified by a Company-designated MRO before any Company action is taken. A positive alcohol screening test will be followed by a confirming test in accordance with conditions specified by DOT regulations.

INSPECTIONS

The Company has the right at any time, to conduct unannounced inspections for unauthorized alcohol or illegal drugs in or on Company property and vehicles.

EMPLOYEES IN SAFETY-SENSITIVE POSITIONS

The Company's program administrator will maintain a list of sensitive safety-related jobs and employees who hold such positions shall be notified. The list of safety-sensitive functions will be posted throughout the Company regions as general information for the employees. Employees holding safety-sensitive positions will, in addition to this policy, be subject to the provisions of the Anti-Drug Plan covered Section G1.50 and the Alcohol Abuse Prevention Plan covered in Section G1.55 of the Company's Standard Practices manual. Both plans conform to the specific requirements of DOT regulations.

CONSEQUENCES FOR VIOLATION OF DRUG AND ALCOHOL POLICY

Violation of the Company's Alcohol and Drug Abuse Policy may, at the Company's sole discretion, result in severe disciplinary action up to and including termination for a first offense. The employee who tests positive for alcohol or drugs will be removed from the job until he/she has:

      -     communicated with the Company's EAP for assessment and counseling

      - successfully completed the rehabilitation program recommended by the MRO or SAP

      - been approved by the MRO or SAP for return to duty after rehabilitation

      -     passed a return-to-duty drug or alcohol test

--------------------------------------------------------------------------------

1. The requirement for this testing shall be implemented in accordance with the following procedures:

      (a) When a supervisor has established reasonable cause that at employee may be under the influence of drugs or alcohol, based upon specific individualized observations, the supervisor shall contact another supervisor or management employee for the purpose of confirming the reasonable cause. The second observation will be obtained whenever possible, and does not a require the confirming supervisor to personally observe the employee in question. Concurrence can be given over the telephone.

            Once reasonable cause has been established, the employee shall be taken from the job to a collection site to provide a specimen to be tested by the supervisor. Under no circumstance shall the employee being tested be allowed to drive to the collection site. If the testing results are positive, the employee will have the opportunity to immediately self-refer to the Employee Assistance Program (EAP). If the test is positive for alcohol, the employee will be referred to the SAP for evaluation and/or treatment.

      (b) Any employee who refuses to go to a collection facility to provide a urine, saliva, or breath specimen for testing, or who does not immediately self-refer to the EAP/SAP following a confirmed positive test, shall be terminated.

            If required, the employee must sign a consent form authorizing the collection facility to collect a urine, saliva or breath specimen. By signing the consent form, the employee does not waive any claim or cause of action under the law. An employee's refusal to sign the required consent form shall constitute a refusal to be tested under the provisions of Section 1(c) below.

      (c) Any employee who refuses to be tested will be encouraged to go to the collection facility to provide a specimen with the understanding that the urine specimen obtained will not be tested unless that employee, within the following twenty-four (24) hours, authorizes that the specimen be tested. If, at the end of the 24-hour period, the employee still refuses to have the specimen tested, the employee shall be terminated.

      (d) The employee to be tested shall be taken to the collection facility by a Company representative. The covered employee, if represented by a bargaining unit, may request another bargaining unit employee be present at the collection site during the specimen collection process. The specimen collection shall not be unduly delayed while awaiting the fellow employee's arrival. Any expense associated with the presence of the fellow employee shall be the responsibility of the union or the employee being tested.

      (e) In an effort to protect individual privacy, employees will not be subject to direct observation while rendering a urine specimen. If the employee provides a specimen that contains confirmed evidence of any form of alteration, tampering, or substitution, this act constitutes a refusal to be tested and the employee shall be terminated.

      (f) All urine specimens will be collected using the "split-sample" method. This applies to both RSPA and FHWA functions within the company. Specimens that yield positive results will be retained by the laboratory in properly secured long-term storage for a period of up to as year. If the MRO determines there is no legitimate medical explanation for the confirmed positive result other than the unauthorized use of a prohibited drug, the original sample must be re-tested if the employee makes a written request for re-testing within 60 days of receipt of the final test result from the MRO. The employee may specify re-testing by the original lab or by another NIDA-certified laboratory. An employee requesting an independent test is responsible for the costs of the second test, unless the employee's second test results are negative.

            In the case of re-testing an employee holding a CDL, the time allowed for the notice requesting a second test is the following 72 hours under FHWA rules, instead of the 60 days allowed under RSPA rules. Except for the abbreviated time allowed for notice, all other aspects of the re-testing procedures shall be the same.

            Since some analytes may deteriorate during storage, detected levels of a drug below the detection limits established in the DOT procedures, but equal to or greater than the established sensitivity of the assay,

--------------------------------------------------------------------------------

            collection room to receive containers, assure that the quantity of the urine is sufficient for testing, check urine color and measure and record urine temperature. Collection personnel shall fill in specimen labels while in the presence of the employee and shall cap and seal containers with evidence tape and secure the employee's initials on the evidence tape.

      - Proper chain-of-custody procedures governing specimen handing throughout the testing process. Chain-of-custody procedures shall assure that a urine specimen shall not leave the sight of the employee until each specimen container has been sealed and initialed by the employee giving the specimen.

      - Authorized collection facility personnel shall seal specimen tubes with evidence tape in the presence of the employee and the employee shall then initial the evidence tape. The collector will complete a chain-of-custody form and shall place the sealed and initialed specimen tubes in the drug collection kit or box provided by the laboratory, along with the chain-of-custody form. The collection kit or box shall be sealed and initialed by the collector.

            The collection facility shall assure that all specimens are couriered or shipped to the testing laboratory as immediately as possible. The collection facility shall assure that any specimens held at the facility overnight will be placed in a secured refrigerator until courier pickup.

      - The testing laboratory shall assure that personnel authorized to receive specimens immediately open the package, inspect the sealing tape for initials and open the kit or box. Lab personnel shall examine and inspect the chain-of-custody form, the specimen tubes and kit or box to assure that it conforms to the requirements of DOT
            Part 40 regulations. If these requirements are not met, the laboratory personnel shall immediately notify the laboratory's scientific director and shall document any and all inadequacies in the chain-of-custody requirements. The laboratory's scientific director shall immediately notify the collection facility and/or the Company's program administrator of the inadequacies and shall retain the specimens in a locked freezer pending disposition directions.

      - If these requirements are met, authorized laboratory personnel shall sign on the appropriate line of the chain-of-custody form and deliver the specimen kit or box to authorized laboratory technologists for testing.

      - All positive samples shall be secured with evidence tape, signed and dated by an authorized technologist. Upon completion of testing procedures, testing reports shall be prepared and signed by the technologist for the review, approval and signature of the scientific director.

      - Levels below which specimens are deemed negative shall correspond to those established by DOT guidelines, as amended from time to time.

      - Laboratory use of appropriate screening and confirmation procedures and technology.

      - The laboratory shall assure that each specimen will be screened by an immunoassay method (i.e., EMIT, RIA or FPI) for each drug/drug group.

      - All specimens identified as positive shall be confirmed using gas chromatography/mass spectrometry (GC/MS) techniques. The laboratory shall report as negative all specimens which are negative on the initial test or negative on the confirmatory test. Only specimens confirmed positive on the initial test and also the confirmatory test shall be reported as a positive test.

      - Screening methods measure a group of drugs and/or their metabolites simultaneously. Confirmatory methods, on the other hand, measure single and specific drugs and/or their metabolites. Established levels for confirmatory methods, therefore, may be lower than those for initial screening.

      - A specimen testing positive must be preserved in properly secured, long-term frozen storage for a period of one year, or longer, if requested by the employee or his representative, the Company, the DOT Administrator or a representative of a state agency responsible for ensuring Company compliance with DOT regulations.

--------------------------------------------------------------------------------

      (a) If an employee is subject to discipline or termination under existing practices other than as outlined herein, such employee shall not utilize the Alcohol and Drug Abuse Policy to circumvent any labor agreements, existing practices, or to avoid discipline or termination.

      (b) in the cases not covered in Section 4 (a) above, the employee will have the opportunity for appropriate assistance, assessment, referral, treatment and after-care as provided through the EAP and as detailed in the employee's individual treatment plan. Failure to seek and receive these services, or failure to abide by the terms of the treatment plan, shall be grounds for termination.

      (c) Any employee who seeks and receives assistance and who completes the detailed treatment plan shall, upon return to work, be subject to periodic testing for a period of up to 60 months. The schedule for follow-up testing will be determined by the MRO.

      (d) Any employee who tests positive on a follow-up test after rehabilitation shall be terminated in accordance with this policy.

      (e) Any employee who successfully completes an individual treatment plan and who returns to work will be encouraged to contact and use the EAP's services on a self-referral basis whenever there is need for ongoing assistance and support.

      (f) Any employee who relapses and for whom a test for reasonable cause of drugs or alcohol is confirmed as positive a second time, shall be terminated.

5.    The Employee Assistance Program shall include the following components:

      (a) Clinical evaluation and appropriate assessment followed by a specific individual treatment plan and regimen for the receipt of counseling, treatment, aftercare and related services, subject to ongoing monitoring by the Company.

      (b) Active encouragement and procedures for the voluntary self referral of troubled employees to the EAP in cases in which reasonable cause has not been established and in which testing procedures are not invoked.

      (c) Assurances and procedures to protect the confidentiality of employees who voluntarily seek EAP services and procedures governing the management of such employee records as medical information.

6. Any dispute arising with respect to drug testing shall be subject to the Company's complaint resolution procedure for the non-represented employees, or to the grievance procedure established in the current labor agreement for the represented employees.

POST-ACCIDENT TESTING

Post-accident testing provisions require that the same collection procedures generally detailed above for reasonable cause testing be used when an employee's work performance may be linked to an accident or when work performance cannot be completely discounted as a contributing factor to an accident.

1.    The definition of an accident will be in accordance with the DOT CFR 49
      Part 191 definition of a reportable incident. Specifically: an incident that involves a release of gas from a pipeline or LNG facility, and

      (a) a death, or personal injury necessitating in-patient hospitalization; or
      (b) estimated property damage, including cost of lost gas, of $50,000 or more, unless superseded by lower state threshold limits.

2.    An event that results in the emergency shutdown of an LNG facility.

--------------------------------------------------------------------------------

PRE-EMPLOYMENT AND PERIODIC TESTING

Pre-employment and Periodic Testing will also be a part of the Company's drug and alcohol testing program. While the timing of such tests will be individually specific to those involved, the same collection procedures generally described above for reasonable cause testing will be used.

PROVIDERS:

Employee Assistance Network Program (EAP)
      Mutual of Omaha
      P.O. Box 34014
      Seattle, WA 98124-1014
      1-(800) 237-1439

Testing Laboratory
      Lab Corp / MedExpress
      P.O. Box 252110
      Memphis, TN 38175-2110
      1-(800) 340-1150

Medical Review Officer (MRO)
      Henry F. Simmons, MD
      P.O. Box 8520
      Little Rock, AR 72215-8520
      1-(800) 762-3623

K N Program Administrator
      LeRoy Petersen
      K N Energy, Inc.
      P.O. Box 281304
      Lakewood, CO 80228
      (303) 763-3260

                                   SCHEDULE G


                              INTENTIONALLY OMITTED

                                   SCHEDULE H


                    INCUMBENT HEALTH AND SAFETY REQUIREMENTS


                                  Copy Attached

                                                                      Schedule H

[LOGO]

K N Energy, Inc. and Affiliates
Safety and Environmental Affairs Policy Manual

Safety and Environmental                            Section:         01.01
Ethics Statement                                    Issue Date:      5/30/96
                                                    Revision Date:

================================================================================

           K N ENERGY INC.'S SAFETY AND ENVIRONMENTAL ETHICS STATEMENT

The commitment of K N Energy, Inc. and its affiliates (collectively "K N") to excellence in the area of safety and environmental performance is consistent with the goal of being acknowledged as a world-class provider of integrated energy services and solutions. As such, K N is committed to the following principles:

- K N will provide its employees a safe work environment, free of recognized and avoidable safety and health risks.

- K N's policy is to comply with both the letter and spirit of safety, health, and environmental laws and regulations. Safety, health and environmental concerns will continue to play an integral part in corporate decision-making and operations.

- K N will use internal procedures and adopt best practices or other operating guidelines toward the goal of protecting the safety and health of its employees and the public as well as the environment.

- K N will develop, maintain and review emissions and waste reduction programs. These programs will address the source and nature of emissions and waste generated and, to the extent technically and economically feasible, methods to reduce the generation of these emissions and waste streams.

- K N, as a responsible corporate leader, will participate when necessary with legislative and regulatory bodies in creating responsible laws, regulations, and standards to safeguard the community, the workplace, and the environment.

- K N's policy is to promote among its employees an individual and collective sense of responsibility, ethics and accountability for the principles contained in this policy.

- K N will communicate its safety, health, and environmental commitments and achievements to the public by performance/achievements, and outreach, and shall recognize and respond to community concerns.

- K N will develop a means to measure and enhance both current and future safety, health, and environmental performances in meeting these principles.

- K N employees should obtain a practical working knowledge of K N's standards and policies applicable to his or her assigned duties.

                                                                    May 30, 1996

/s/ Larry D. Hall

Larry D. Hall
Chairman, President and CEO


Safety & Environmental Affairs Policy Manual     Safety and Environmental Ethics
                                                  Statement         Page: 1 of 1

[LOGO]                                                 RC:
                                                          ------------
                                                       Date:
                                                             ---------

                              SAFETY HAZARD REPORT

Exact Location:
               -----------------------------------------------------------------
Description of Hazard:
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Suggestion for Correction:
                          ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Submitted By:
--------------------------------------------------------------------------------
================================================================================

Was Condition Corrected?        Yes |_|     No |_|

Date Corrected:
               -----------------------------------------------------------------

If Not, Why?
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Supervisor:
           ---------------------------------------------------------------------

Safety:
       -------------------------------------------------------------------------

Return to Originator By: ________________ with Disposition _____________________

Original - Supervisor          Copy - Regional Safety            Copy - Employee

[LOGO]

K N Energy, Inc. and Affiliates
Safety and Environmental Affairs Policy Manual

Employee On-The-Job Injury                          Section:        02.03
or Accident Report                                  Issue Date:     7/24/96
                                                    Revision Date:

================================================================================
I.    PURPOSE

      - To ensure the injured employee receives prompt, appropriate medical care and to facilitate that employee's return to work.

      -     To provide timely notification to our insurers.

      - To maintain compliance with OSHA's reporting requirements, and those requirement of other agencies.

      - To develop sufficient information through investigation so that corrective actions can be implemented.

II.   POLICY

      A. The Employee On-The-Job Injury or Accident Report (KN Form K760, 10/96) must be completed by the injured employee's immediate supervisor. This form must be faxed within 24 hours of the accident to the Manager of Workers' Compensation in Lakewood, as shown on the form.

      B. If the incident involves the death of an employee, or the in-patient hospitalization of 3 or more employees, the supervisor must call one of the Company management representatives shown in the "Incident, Accident, Safety-Related Condition and Chemical Spill Reporting Procedures Booklet." OSHA requires telephonic notification of deaths or multiple hospitalizations within 8 hours of the incident. See Section D of the above-mentioned Reporting Procedures Booklet for additional details.

      C. The Incident/Loss Report (KN Form K440) must be completed for every on-the-job injury or fatality that is a result of an incident. Follow the procedures described in section 02.04 covering incidents/losses.

III.  DISPOSITION OF FORM

      This form, complete with investigation data, will be reviewed by the Manager of Safety and Health and/or the Manager of Workers' Compensation. The investigation data will be reviewed for any likelihood that the same circumstances may exist at any other Company location. Preventative measures may then be implemented at other Company locations as necessary.


Safety & Environmental Affairs Policy Manual       Employee On-The-Job Injury or
                                                   Accident Report  Page: 1 of 3

[LOGO]

                  EMPLOYEE ON-THE-JOB INJURY OR ACCIDENT REPORT

BUSINESS UNIT: |_| Front Range |_| Heartland |_| Mountain |_| Northern Plains
               |_| Southwest |_| Corporate

FAX WITHIN 24 HRS TO: Karen Rose, Lakewood - fax 303-763-3116    SEND COPY TO:
Supervisor of Injured Employee

1. EMPLOYEE INFORMATION:

   Name of Injured Employee: ___________________________________________________
                              (First)              (Middle)              (Last)
   Social Security#: ___________________________________________________________
   Employee's
   Home Address: ____________________________________________ Phone #: _________
                  (No. & Street) (City or Town) (State) (Zip)
   Age: _______ Birth Date: ________ Male |_| Female |_| Single |_| Married |_| Number of Dependents: ________ Number of Children under age 18 or incapacitated: ______________________________________________________________
   Name and address of principle dependent
   or friend: __________________________________________________________________
               (First)  (Last)  (No. & Street)  (City or Town)  (State)  (Zip)

2.  WORK INFORMATION:

    Work Location: _________________________ Department: _______________________
    RC #: ______________________________________________________________________
    Job Description: ___________________________________________________________
    Date of Hire: ___________ In same job description: _________(years/months) Current Hourly Wage:________________________________________________________

3.  ACCIDENT DESCRIPTION:

    Exact Location of
    Accident: __________________________________________________________________
                (No. & Street)   (City or Town)   (County)   (State)   (Zip)
    Date of Accident: ____________ Time: ________ a.m/p.m. Did the Accident occur on Company property? Yes |_| No |_|
    Working Shift: From __________ to ___________ a.m/p.m. How Many Hours Had Employee Been on Job? ______________________________________________________
    Date injury first reported to Company: _______________ Name of Person
    Notified: __________________________________________________________________
    Describe the injury/illness in detail and indicate the part of the body and the side of the body affected: _____________________________________________
    What was the employee doing when the accident occurred? ____________________

    ____________________________________________________________________________
    How did the accident occur? (Describe all activity leading up to the accident. Tell what material or tools were involved. Tell what happened just before, at the time of, and just after the accident.) ______________________

    ____________________________________________________________________________

    ____________________________________________________________________________
    What machine, tool, substance or object was most closely connected with the accident? __________________________________________________________________
    Did injury occur because of: Intoxication?          |_| Yes |_| No
                                 Failure to obey rules? |_| Yes |_| No
                                 Unsafe condition?      |_| Yes |_| No
                                 Was Weather a factor?  |_| Yes |_| No
                         Failure to use safety devices?           |_| Yes |_| No
                         Unsafe act by injured or others?         |_| Yes |_| No
                         Unsafe Personal Factors (attitude, etc.) |_| Yes |_| No If yes, how? __________________________________________
    What personal protective equipment is required for the job? ______________ Was it used? |_| Yes |_| No
    What safety measures could the Company have taken to prevent the accident?

    ____________________________________________________________________________

    ____________________________________________________________________________
    Names and addresses of witnesses: __________________________________________

    ____________________________________________________________________________
          (Name)              (No. & Street)       (City or Town)  (State) (Zip)

[LOGO]

KN Energy, Inc. and Affiliates
Safety and Environmental Affairs Policy Manual

Seatbelt Policy                                    Section:          02.09
                                                   Issue Date:       8/30/96
                                                   Revision Date:

================================================================================
I.    PURPOSE

      To provide protection for the driver and passengers while riding in any motor vehicle, except ATVs, snowmobiles and heavy equipment that is not provided with roll protection.

II.   POLICY

      All Company employees, contractors and visitors riding in a Company owned, rented or leased vehicle, including FAVR vehicles while on Company business, will wear a seat belt while the vehicle is moving. Air bags are not a substitute for a seat belt.


Safety & Environmental Affairs Policy Manual        Seatbelt Policy Page: 1 of 1

                                Form K439 - Front

                                                         VEHICLE ACCIDENT REPORT

Reporting Location                        Date of Report
                   ----------------------                -----------------------
Company                                   Date of Accident
        ---------------------------------                  ---------------------

                                VEHICLES INVOLVED

        If more than two vehicles are involved, use more than one report

                                       Company Vehicle (#1)        Other Vehicle
--------------------------------------------------------------------------------
                                                      Unit No.
Year - Model - Make
--------------------------------------------------------------------------------
Vehicle License No.
--------------------------------------------------------------------------------
Driver's Name
--------------------------------------------------------------------------------
Driver's License No.
--------------------------------------------------------------------------------
Driver's Address
--------------------------------------------------------------------------------
City, State, ZIP
--------------------------------------------------------------------------------
Driver's Date of Birth and Sex
--------------------------------------------------------------------------------
Owner's Name
--------------------------------------------------------------------------------
Owner's Address
--------------------------------------------------------------------------------
City, State, ZIP
--------------------------------------------------------------------------------
Insured by - Company Name
--------------------------------------------------------------------------------
Local Agent
--------------------------------------------------------------------------------
Parts of Vehicle Damaged
--------------------------------------------------------------------------------
Estimated Cost of Repairs
--------------------------------------------------------------------------------

                                INJURED PERSON
--------------------------------------------------------------------------------
      Name                 Address                    Age      Extent of Injury
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    WITNESSES
--------------------------------------------------------------------------------
      Name                 Address                    Age      Phone Number with
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Were Witnesses Passengers in either vehicle? |_| Yes |_| No
If yes, which one?
                   -------------------------------------------------------------

Investigating Officer - Name                        Department
                             ----------------------            -----------------
                        Badge No.
                                  -----------------

Description of Accident
                        --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Safety & Environmental Affairs Policy Manual          Vehicle Accident Reporting
                                                                    Page: 3 of 4

[LOGO]

K N Energy, Inc. and Affiliates
Safety and Environmental Affairs Policy Manual

Personal Protective                                   Section:        02.08
Equipment                                             Issue Date:     8/30/96
                                                      Revision Date:

================================================================================
                              ***Company Policy***

The use of approved personal protective equipment is mandatory when the performance of your job duties exposes you to a workplace hazard. This policy covers all field and retail employees and any office employee who is exposed to potential hazards.

The protective equipment furnished by the Company will be maintained in a safe and sanitary condition and used according to the manufacturer's recommendations. Employees shall conduct frequent inspections of personal protective equipment to ensure that it is in good working condition. Any equipment found to be defective or otherwise permanently altered will be taken out of service and repaired or replaced.

OSHA Reference: 29 CFR 1910.132, 1910.133, 1910.134, 1910.135, 1910.136,
1910.l37 and 1910.138

I. EYE PROTECTION - Employees shall wear proper eye protection whenever chipping, drilling, grinding, handling acids or caustics, welding, scaling pipe and whenever flying objects or particulate matter may be present. Proper eye protection must also be used in the presence of other types of hazards, including fire, steam, compressed air, smoke, etc. and when working on piping containing gas or liquid under, or potentially under pressure. Eyeglasses with side shields are adequate for flying particles; face shields or goggles are required for chemical or splash protection.

      A.    Prescription Safety Eyewear

            i. The Company shall provide non-prescription and prescription safety eyewear to all employees whose jobs involve potential eye hazards. Employees are responsible for wearing safety glasses whenever their jobs involve potential eye hazards.

            ii. New prescription safety lenses, and if necessary, frames, will be provided for eligible employees when an employee's corrective vision prescription warrants the change.

            iii. The Company will purchase safety eyewear through an approved safety equipment supplier selected by the Company. Procedures for the purchase of prescription safety glasses will be issued by the Procurement Department

                  1. Each employee will be responsible for providing a current prescription (no more than one year old) from his or her optometrist or ophthalmologist at the time the eyewear is ordered. The cost of eye examinations will be paid by the employee.

                  2. Only prescription safety eyewear meeting ANSI requirements for industrial safety glasses will be used.


Safety & Environmental Affairs Policy Manual       Personal Protective Equipment
                                                                    Page: 1 of 5

                        Safety eye protection will be available for all visitors, vendors and contractors entering eye protection areas.

II. HEARING PROTECTION - The Company shall provide hearing protection for all employees who may be exposed to excessive work-related noise levels. Employees working in excessive noise environments are required to wear the provided hearing protection (also see the HEARING CONSERVATION PROGRAM).

      A.    Determination of High Noise Areas

            If the supervisor or employee has questions on whether particular areas are subject to excessive noise levels and hearing protection is needed, the Safety Process Owner will survey, or will arrange to have surveyed, the suspect areas and advise if high noise levels exist.

      B.    Warning Signs

            The Company shall post warning signs in all high noise areas (areas where noise levels are above 85 dB time-weighted average) and shall supply either insert-type or muff-type hearing protectors for the employee's protection.

      C.    Noise Reduction Requirements

            The Noise Reduction Rating of the hearing protection provided by the Company must be sufficient to reduce employee exposure to an 85 dB time-weighted average. Guidance in the selection of hearing protection equipment is located in the Occupational Safety and Health Standards for General Industry CFR 29 1910.95, Appendix B.

III. HAND PROTECTION - The Company shall provide hand protection for all employees who perform tasks that may expose their hands to harmful substances, severe cuts or lacerations, severe abrasions, punctures, chemical burns, thermal burns and harmful temperature extremes. Specialty gloves, such as those used for chemical, electrical or thermal protection, shall be approved for that particular type of hazard.

IV. FOOT PROTECTION - Steel-toed shoes or boots are recommended in all areas and are required in areas where the Workplace Hazard Assessment has identified a danger to the feet caused by falling or rolling objects, piercing objects, chemical hazards, electrical exposure, etc. The Company will pay 50% of the cost, up to $75.00 per exposed employee per year, for one pair of steel-toed shoes or boots. If hazards that effect the top of the foot exist, additional foot guards should be used. Canvas or synthetic fiber cloth shoes are not appropriate footwear for employees working in non-office environments and are not allowed.

V. HEAD PROTECTION - Company provided head protection shall be worn by all employees and contractor employees when performing work at KN field locations outside of the office, car or truck.

      A.    Bump caps are not acceptable head protection;

      B. Safety helmets approved by the Department of Transportation or by SNELL shall be worn by all operators of All Terrain Vehicles (ATV's) and snow mobiles. The safety helmet shall be provided by the Company.

VI.   RESPIRATORY PROTECTION - (SEE RESPIRATORY PROTECTION SECTION)

VII. FIRE RESISTANT CLOTHING - The choice of clothing for employees in the field is predicated on the


Safety & Environmental Affairs Policy Manual       Personal Protective Equipment
                                                                    Page: 3 of 5
      understanding of training and must be retrained as applicable.

      A. The training provided must teach each affected employee the following:

            i.    When PPE is necessary and what equipment must be worn;

            ii.   How to properly don, adjust, wear and remove PPE;

            iii.  PPE limitations; and

            iv. The proper care, maintenance and useful life and disposal of PPE.

      B. Each employee must demonstrate his/her understanding of the training and must be able to use the equipment properly.

      C. Retraining must be performed when: a) there are changes in the workplace that make previous training obsolete; 2) there are changes in the types of PPE to be used; or 3) employees demonstrate a lack of knowledge about PPE or fail to use the chosen PPE.

      D. The Company must certify that the employee has received and understood the training.

                                   Exhibit #1
                           Workplace Hazard Assessment


Safety & Environmental Affairs Policy Manual       Personal Protective Equipment
                                                                    Page: 5 of 5

                                   SCHEDULE I

                         OTHER REQUIREMENTS OF INCUMBENT

                                  Copy Attached

                                                                      Schedule I

[LOGO]
GAS OPERATIONS STANDARDS

Date:    August 6, 1996

Index::  G1.05

Section: GENERAL POLICIES

Subject: CONSTRUCTION NEAR COMPANY FACILITIES
================================================================================
DAMAGE TO COMPANY             COMPANY PIPELINES AND FACILITIES BEING STRUCK,
FACILITIES                    SEVERED OR DAMAGED HAVE RESULTED IN THE NEED FOR
                              WRITTEN GUIDELINES ON THIS SUBJECT. A COMMON TIME
                              FOR SUCH INCIDENTS TO OCCUR IS DURING THE
                              INSTALLATION OF OTHER UNDERGROUND UTILITIES,
                              DURING STREET WIDENING, PAVING ROAD CONSTRUCTION,
                              OR LAND LEVELING OPERATIONS, OR THE CONSTRUCTION
                              OF HABITABLE OR AUXILIARY BUILDINGS IN CLOSE
                              PROXIMITY TO COMPANY PIPELINES.

BASIC RIGHTS                  1. The Company's basic rights in relation to its
                                 pipelines are as follows:

     - Private Property            a. The gathering system, transmission system,
                                   and distribution system are private property.
                                   If the activities of a third party threaten the safe operation of Company facilities, the Company may enjoin such persons from further action near Company property. If a pipeline or other facility is struck, Company has the right to be reimbursed for its damages.

     - Specific Privileges         b. Company has the right to fully enjoy the
                                   privileges derived from any of its easements, permits, or right-of-way grants. This includes preventing any obstructions over or near the pipeline which may interfere with maintaining, operating, repairing, replacing, or inspecting the pipe.

BASIC RESPONSIBILITIES        2. The Company's basic responsibilities in
                                 relation to its pipelines are as follows:

     - Noninterference             a. The installation of any pipelines or
                                   related facilities shall not interfere with another utility's easement. The rules regarding underground installation of other utilities must be respected by the Company just the same as the Company expects other companies to follow its own rules.
                                   Cooperation with other utility companies is essential.

     - Accurate Line Locating      b. When Company pipelines are identified by
                                   pipeline markers, stakes, or by telling a third party where the line is located, such indications must be accurate.

CONTINUING SURVEILLANCE       3. Every Company employee, whether on or off the
                              job, should be alert for forthcoming projects which may endanger Company pipelines or other facilities. Such projects, including the construction of underground phone, electrical, sewer, and water facilities, or street construction projects, are often known to the public long before work begins. Rural road construction and land leveling are less publicized; therefore, area contractors and road crews should be informed of the location of Company's lines and the rules regarding construction activity. The public welfare and the safe, uninterrupted operation of Company's facilities depend upon the alertness of every company employee

--------------------------------------------------------------------------------
         Facility                  Horizontal Distance from Company Facilities
--------------------------------------------------------------------------------
Buried Pipelines                 Buried pipelines constructed parallel to
                                 Company pipelines shall be no closer than 10
                                 feet horizontally
--------------------------------------------------------------------------------
Buried Telephone                 Buried telephone cables installed parallel to
                                 Company pipelines shall be no closer that 10
                                 feet horizontally.
--------------------------------------------------------------------------------
Overhead Telephone Cable         Overhead telephone lines and all associated
                                 structures installed parallel to Company
                                 pipelines shall be no closer than 25 feet
                                 horizontally.
--------------------------------------------------------------------------------
Buried Electric Cables - 440     Buried electric power cables operating at 440
VAC or Less                      volts alternating current or less shall be
                                 installed no closer than 10 feet horizontally
                                 when paralleling Company pipelines.
--------------------------------------------------------------------------------
Buried Electric Cables - 440     Buried electric power cables operating at 440
VAC to 37.5 KVAC                 VAC to 37.5 kilovolts alternating current shall
                                 be installed no closer than 25 feet
                                 horizontally when paralleling Company
                                 pipelines.
--------------------------------------------------------------------------------
Overhead Electric Lines - 37.5   Overhead electric lines operating at 37.5
KVAC or Less                     kilovolts alternating current or less and all
                                 associated structures shall be installed no
                                 closer than 25 feet horizontally when
                                 paralleling Company pipelines.
--------------------------------------------------------------------------------
Buried or Overhead Electric      Parallel separation of an electric cable or
Lines - Facilities Over 37.5 KV  line operating at more than 37.5 kilovolts, AC, or any DC electric cable, will be established
                                 only be agreement between the utility involved
                                 and the Company engineering department.
--------------------------------------------------------------------------------

Waiver of Minimum Clearances            - Any horizontal clearance less than
                                          that specified above shall be
                                          established by agreement between the
                                          Company and the owner of the
                                          underground facility involved.

Shared Right-of-Way                Permission from the Company shall be required
                                   of all utilities or companies who wish to construct any facility within 50 feet of a Company pipeline or related facility.

   - Minimum Vertical Clearance    d. Minimum vertical clearances shall be as
     -Transmission and Gathering   shown on the following table when repair,
     Pipelines                     installation, or construction of pipelines or
                                   cables results in those facilities crossing a Company transmission or gathering pipeline in a rural area:

REPORTING CONSTRUCTION        4. Any employee who observes construction activity
ACTIVITY                      that may in any way involve buried Company
                              pipelines or related facilities should immediately inform the appropriate Business Center Leader or the Construction/Maintenance Process Owner.

                                   -     In the event the appropriate Business
                                         Center Leader cannot be reached notify
                                         gas control.

INVESTIGATING                 5. The Business Center Leader or delegate shall
CONSTRUCTION ACTIVITY         immediately investigate any reported or observed
                              construction activity in the vicinity of Company pipelines, and shall see that proper care and procedures are carried out. If the investigation must be delegated, it should only be to an experienced employee who will give the situation direct and immediate attention.

CONTROLLING CONSTRUCTION      6. The Business Center Leader, upon determining
ACTIVITY                      that a Company pipeline may be involved in any
                              construction activity, shall be responsible for enforcing the following rules:

     - Excavation work             a. Excavation for any purpose should not
                                   approach Company's Pipeline unless the line
                                   has previously been exposed by:

                                        - A responsible Company employee; or
                                        - A contractor who has been authorized
                                          to expose the line under the
                                          supervision of a responsible Company
                                          employee.

     - Horizontal Clearance        b. Minimum horizontal clearances must be
                                   maintained between the Company's pipelines and other pipelines and cables installed in rural areas. The purposes of these guidelines are:

                                        - To allow adequate space for
                                        maintenance and replacement of the
                                        facilities involved.
                                        - To prevent detrimental interference of the cathodic protection facilities involved.
                                        - To prevent detrimental or hazardous
                                        alternating current influence on Company pipelines and related facilities.
                                        - To prevent hazardous working
                                        conditions for personnel in operating
                                        and maintaining the pipelines.
                                        - To prevent ignition of blowing natural gas at blowdown and relief valve locations.

     - Minimum Horizontal          c. Minimum horizontal clearances shall be as
       Clearances-Transmission     shown on the following table when new
       and Gathering Pipelines     construction of other underground facilities
                                   parallels the Company's transmission or
                                   gathering pipelines in rural areas.

CONTACT CITY OFFICIALS        18. When the construction work is within any city
                              or corporate limits, or if work is part of a city project, city officials should be contacted and reminded of company's rules and policies. The necessary provisions regarding Company requirements can then be written into an ordinance or into the contract under which the work is to be done.

DEVIATION FROM RULES          19. Deviation from the rules in this section will
                              be permitted only with the approval of the Business Center Leader. The Supervisor granting the exception must send a written report to the Vice President - Business Operations explaining the deviation and why it is necessary.

                                Table of Contents

     - Determine Damage            a. Determine extent of damage by exposing
                                   most pipe if necessary.

     - Coating Damage Only         b. Repair the pipe coating in an approved
                                   manner to insure cathodic protection if that is the only damage incurred.

     - Damaged Pipe                c. Repair or replace any damaged suction of
                                   pipe in accordance with rules outlined in Pipeline Operation and Maintenance, Section
                                   G4.0 of this manual. Damaged pipe includes dents, scratched, gouges, grooves, bends, etc. If there is any doubt about the condition of existing pipe, replace it with pretested pipe of equal or better grade and specification.

     - Loosened Connections        d. A careful examination must be made of
                                   piping in the immediate vicinity to make sure that other pipes haven't been pulled loose.
                                   For example, if a distribution main is struck and bent, it's possible that one or more nearby service stubs have been pulled loose from the meter loop connections, or a service line pulled loose from building connections.

     - Backfilling Operations      e. Backfilling operations may proceed only
                                   after the necessary repairs have been
                                   completed and the Company inspector gives his approval for the line to be covered, motorized vehicles shall not be driven over the backfill as a means of compacting the soil of a ditch or excavation containing-

                                        - A threaded and coupled pipe
                                        - A dresser coupled pipe
                                        - A plastic natural gas line

CONSTRUCTION ACTIVITIES       16. Construction activities are summarized as
SUMMARY                       follows:

     - Be Alert                    a. All Company employees should be alert for
                                   construction activity which may endanger company facilities and report such activity immediately.

     - Investigate                 b. Construction activities should be
                                   investigated promptly, and the party or
                                   parties involved must be made aware of
                                   Company's requirements. Pertinent facts
                                   regarding the project, such as names,
                                   description of work to be done, starting and completion dates, etc., should be obtained.

     - Notify Supervisors          c. When the work may involve exposing or
                                   disturbing Company property, the above
                                   information shall immediately be sent to the department responsible for the facility. The party responsible for the project should be advised that they may be requested to enter into a contract outlining the terms and procedures to be followed before Company will permit any work in the vicinity of its lines.

DETERMINE COMPANY             17. The exact nature of the proposed construction
INVOLVEMENT                   or work already in progress should be reviewed and
                              discussed with the legal department and any other supervisors whose department might be affected so that steps can be taken to protect Company's property.

                                        ii. A written plan of blasting
                                        activities is established and agreed to
                                        in writing by the organization
                                        responsible for the blasting. No
                                        blasting will be permitted within 250
                                        feet of a Company pipeline unless a
                                        special written agreement is secured
                                        from the blasting contractor (see Figure
                                        1 at the end of this section). All
                                        Aboveground appurtenances will be
                                        protected from flying debris by being
                                        shielded with a protective coating:
                                        i.e., dirt, barrier, wood or metal
                                        enclosure, etc. The Operations
                                        Supervisor will confer with the blasting personnel on their proposed work and will establish with the engineering department safety requirements to protect Company facilities.

                                   d. Pipelines located within 500 feet of the blasting area will be leak-surveyed with a backpack leak detector before and after the blasting work is completed.

                                   e. Additional blasting guidelines are shown in Engineering and Construction Standards ES-4311 and DS-4311.

BUILDINGS NEAR                11. For safety and convenience it is recommended
TRANSMISSION PIPELINES        that buildings be 25 feet from any gathering or
                              transmission pipeline except by special written permission from the engineering department.

INSPECTOR - DIGGING           12. A responsible Company employee or contract
OPERATIONS                    representative will be assigned as an inspector
                              during any digging operations which may endanger or involve company pipelines or related facilities. The inspector should be present as necessary to prevent damage, and to detect any possibility of the facilities being struck or disturbed. Company will bear the cost of furnishing the inspector for occasional construction projects of short duration. For larger projects, such as new utility systems or extensive street improvement programs, Company shall be reimbursed for the cost of furnishing an inspection.

COVERING EXPOSED PIPELINES    13. Any Company underground pipelines which have
                              been exposed for any reason shall not be covered up until a responsible Company employee or contract representative has inspected the line and given approval for backfilling operations to proceed.

REPORTING DAMAGE TO           14. The cost of repairing a pipeline damaged
PIPELINES                     during outside third-party construction operations
                              shall be paid by the party striking the line. The
                              Company inspector must submit a written report on the damage to the appropriate Business Center
                              Leader, who in turn shall submit a report to either the general manager of pipelines or the general superintendent of distribution, with a copy to the general superintendent of engineering services. This report must include:

                                   - details of incident.
                                   - extent of damage.
                                   - corrective action taken.

INSPECTING, REPAIRING AND     15. Any Company pipelines or related facilities
BACKFILLING EXPOSED LINES     which have been exposed due to surrounding
                              construction must be thoroughly inspected. No pipe can be properly inspected from the top of a ditch;
                              the employee assigned to inspect the line must check all exposed areas of the pipe closely, and be alert for signs of damage even beyond the exposed portion, such as excess movement of the pipe from its installed position. If a pipe has been struck:

     - Review by Engineering       d. The Engineering Department will review the
       Department                  information forwarded by the inspector and
                                   determine what modifications are to be made and what portion is to be paid by Company.
                                   The Engineering Department will then provide details of the modification required and the costs involved, and will advise what agreements, if any, will be necessary between Company and the landowner before commencement of the project.

     - Attempt to Modify           e. Company will attempt to begin the required
       Within 45 Days              modification of the pipeline facilities with
                                   forty-five (45) days after the date of
                                   notification. The exact time to complete the work will, however, depend on the availability of personnel, materials, and weather.

LAND LEVELING OR              9. When land leveling or land improvement
IMPROVEMENT -COMPANY NOT      operations commence without prior approval, and a
NOTIFIED                      Company pipeline or related facility is involved
                              in any way, the Business Center Leader should be notified immediately. An inspection of the premises should be made without delay and necessary steps taken to correct or prevent any unsafe conditions. The landowner will be liable for the cost of lowering the line; he shall also be liable for any payment for crops or premise damage.

BLASTING 10. KN Energy does not advocate the use of explosives near any above ground or below ground pipeline facilities or any other facilities given the inherent danger associated with blasting activities.

                                   a. KN Energy shall be indemnified and held harmless from any loss, cost of liability for personal injuries received, death caused or property damage suffered or sustained by any person resulting from any blasting operations undertaken within 500 feet of its facilities. The blasting contractor shall be liable for any and all damages caused to KNs facilities and related facilities as a result of blasting activities whether or not KN representatives are present.

                                   b KN Energy, Inc. shall have a signed and executed Blasting Indemnification Agreement, Form K178, before authorized permission to blast can be given.

                                   c. No blasting shall be allowed within 200 feet of KN's facilities unless:

                                        i. KN Energy's Engineering Department
                                        reviews and analyzes the blasting
                                        methods.

RELOCATION FOR ROAD           7. Before street or road construction commences
CONSTRUCTION                  over any Company pipeline details shall be
                              obtained to determine to what extent the pipeline will be affected. If the project involves a transmission or gathering line, the engineering department shall be furnished details of the work to be done so that it can obtain a signed agreement with the governmental agency or person responsible for the project before the work commences. This requirement applies whether the existing pipeline is on a public road or private right-of-way. The following shall also apply:

     - Maintain 3' Cover           a. If necessary, the line shall be moved to a
                                   new location or lowered to maintain adequate soil cover when construction is complete, which is generally 36" for most transmission lines and 24" for distribution mains.

     - Cost of Relocating          b. The cost of relocating or lowering lines
                                   should be paid by the party benefited,
                                   although Company will move or lower the line at its own expense when:

                                        -     a rural pipeline on a public road
                                              right-of-way must be moved because
                                              of road construction; or
                                        -     a pipeline within a town must be
                                              moved or lowered to permit
                                              occasional street repairs or
                                              improvement.

LAND LEVELING OR              8. When advance notice is given of proposed land
IMPROVEMENT-COMPANY           leveling or land improvement, Company will modify
NOTIFIED                      existing pipeline facilities at its total or
                              partial expense if the leveling or improvement cannot be accomplished without modification of existing pipeline facilities.

     - Inspect the Site            a. Upon notification, a Company
                                   representative shall visit the site as soon as possible to determine to what extent the Company pipeline may be affected.

     - Investigate                 b. Evaluate the alternatives for sloping the
       Alternatives                land or making the improvements so as to
                                   avoid relocation of the Company pipeline, or to avoid removal of soil over a buried line.
                                   If the landowner can achieve substantially the desired results without jeopardizing or disturbing the Company pipeline, this is what he should do.

     - Pipeline Relocation         c. If the leveling or improvement cannot be
       or Modification             accomplished without relocation or
       Required                    modification of the Company pipeline, the
                                   Company representative shall gather pertinent facts, including:

                                        -     The exact location and description
                                              of the proposed leveling or
                                              improvement.
                                        -     A description of the required
                                              modification to Company pipeline
                                              facilities.
                                        -     The Representatives opinion as to
                                              possible alternatives which might
                                              avoid disturbing the Company
                                              pipeline.

--------------------------------------------------------------------------------
     Facility                            Vertical Clearance
--------------------------------------------------------------------------------
New Construction         It is customary when installing underground utilities
                         to place the last line beneath all existing lines. This
                         practice must be adhered to unless it is impossible or
                         unreasonable to do so.
--------------------------------------------------------------------------------
Buried Steel             Buried steel pipelines shall have at least a 12"
Pipelines                vertical earth separation from a Company pipeline at
                         the point of crossing.
--------------------------------------------------------------------------------
Buried Nonsteel          Buried nonsteel pipelines shall have at least a 12"
Pipelines                vertical earth separation form a Company pipeline. If
                         special permission is granted for such a line to cross
                         above a Company pipeline, two timbers, each
                         approximately twelve inches wide by ten feet long and
                         at least three inches thick, shall be placed above the
                         nonsteel pipe. The two timbers are to be placed one on
                         each side of and parallel to the Company pipeline; each
                         timber should be approximately two feet from the center
                         line of the Company pipeline.
--------------------------------------------------------------------------------
Buried Telephone         Buried telephone cables or electric power cables
and Electric Cables      operating at 440 volts alternating current or less
- 440 VAC or Less        shall have at least a 12" vertical earth separation
                         from a Company pipeline. If special permission granted
                         for such a line to cross above a Company pipeline, the
                         cable must have a nonconductive outer sheath extending
                         at least ten feet each direction form the Company
                         pipeline; two timbers, each approximately twelve inches
                         wide by ten feet long and at least three inches thick,
                         shall be placed above the cable one on each side of and
                         parallel to the Company pipeline; each timber should be
                         approximately two feet from the centerline of the
                         Company pipeline. If timbers are not used, the company
                         owning the cable must furnish the Company engineering
                         department a waiver of damages to such cable resulting
                         from Company pipeline operations and maintenance,
                         except for damage caused by carelessness or negligence.
--------------------------------------------------------------------------------
Buried Electric          Buried electric cables operating at more than 440 volts
Cables - 440 VAC         alternating current shall have at least a 12 vertical
to 37.5 KVAC             earth separation from a Company pipeline. The cable
                         shall have a nonconductive outer sheath extending at
                         least ten feet each direction from the Company
                         pipeline. The cable, whether crossing above or below
                         Company's pipelines, shall be protected with two
                         timbers each approximately twelve inches wide by ten
                         feet long and at least three inches thick. The timbers
                         are to be placed above the cable one on each side of
                         and parallel to the Company pipeline; each timber
                         should be approximately two feet from the center line
                         of the Company pipeline.
--------------------------------------------------------------------------------
Facilities Over 37.5     Vertical separation of an electric cable or line
KV                       operating at more than 37.5 Kilovolts, A.C. or D.C.,
                         will be established by agreement between the utility
                         involved and the Company engineering department.
--------------------------------------------------------------------------------

Deviation from Requirements             - Any deviation from the preceding
                                          vertical clearance requirements will
                                          require specific approval from the
                                          Company.

     - Minimum Clearance-City,     e. When buried cables or pipes or various
       Town and Rural              utilities must share the space under a street
       Distribution Lines          or alley within any city or urban area, the
                                   minimum parallel clearance is 36"
                                   horizontally and 12" vertically unless
                                   approved in writing by Engineering and
                                   Operations. The minimum intersecting
                                   clearance is twelve inches.

     - Electrical Bonding          f. Electrical bonding or any conductive
       Prohibited                  connection between a Company pipeline and any
                                   other pipe, cable, or associated structure is prohibited, except where specific approval is given by the manager of corrosion to make such a connection.

                                   SCHEDULE I

                         OTHER REQUIREMENTS OF INCUMBENT

                                  Copy Attached

[LOGO]

                                                                      Schedule I

                                  DATA SECURITY

                                K N Energy, Inc.

                           Information Security Policy

Employees and contractors must protect one of K N Energy Inc.'s (K N's) most important assets - its information. Information must be secured from unauthorized access, disclosure, modification and destruction. All information generated by employees is proprietary and considered company property. It is unacceptable for anyone to use information resources to violate any law or company policy or perform unethical business acts.

--------------------------------------------------------------------------------
Scope

The information security policy applies to all information systems, communications networks and the information stored and processed on those facilities. It also applies to any employee, agent, consultant or person whose services are procured by a contract or through a temporary personnel agency.

--------------------------------------------------------------------------------
Policy

The intent of this information security policy is to:

      -     Ensure the confidentiality, availability and integrity of data

      - Reduce the risk of data loss by accidental or intentional modification, disclosure or destruction of data

      - Preserve the corporation's rights and remedies in the event of such a loss

Each employee and contractor is responsible for understanding the policy and complying with its terms.

K N has implemented the information security precautions in such a way as to:

      -     Hold individuals accountable for their use of data

      - Authorize access to data on a need-to-know basis; access will be granted to only the data necessary to accomplish authorized job functions

      - Ensure timely data recovery in the event of lost data or information systems capabilities

Specific precautions and procedures shall be consistent with and conform to the Data Security Guide.

--------------------------------------------------------------------------------
Responsibilities

All employees and contractors are responsible for adhering to all policies, standards and procedures for securing data including the following:

      -     Maintaining data confidentiality

      -     Maintaining the password confidentiality

      -     Reporting to management any suspected security violations

      - Executing a confidentiality or ownership agreement, if requested by K N

ISD will be responsible for security authorization at the system level. Data owners will be responsible for security authorization at the application or data level. Data owners may be the process owner or someone designated by the process owner to be responsible for the data. For example, access to the network is ISD's responsibility; access to the General Ledger is the responsibility of the G/L user champion in Service Transactions.

--------------------------------------------------------------------------------
Personal Computers

All personal computer users are responsible for adhering to all policies, standards and procedures for using information systems, including the following:

      - Using only software purchased by the organization for organizational purposes

      - Implementing security practices necessary to protect data stored on the personal computer

      - Saving files to the network to ensure they are backed up daily by ISD

--------------------------------------------------------------------------------
Electronic Mail

Electronic mail is not a confidential means of personal communication. It is company property and therefore subject to both company review and legal discovery by outside parties. K N will establish appropriate e-mail communication with customers, vendors and business partners based on need.

--------------------------------------------------------------------------------
Intranet and Internet

The Intranet and Internet are business tools and should be used as such.

--------------------------------------------------------------------------------
Violations

Violations of this policy may include, but are not limited to any act that:

      - Exposes K N to actual or potential monetary loss by compromising information security

      - Uses unauthorized information concerning any aspect of the company for personal benefit

      - Involves the disclosure of customer or confidential information or the unauthorized use of company information

      - Involves the use of information for illegal purposes, which may include violation of any law, regulation or reporting requirement of any law enforcement or government body

Confidentiality of data includes proper identification, storage and security and proper disposal or destruction of such material.

Any individual who has knowledge of a violation of this policy should report that violation immediately to ISD or Internal Audit, and to his/her supervisor, as appropriate.

--------------------------------------------------------------------------------
Penalties for Noncompliance

Noncompliance with or violation of this information security policy will result in action that may include, but may not be limited to, the following:

      -     Suspension

      -     Termination

      -     Civil and/or criminal prosecution

      -     Other disciplinary action, as appropriate

--------------------------------------------------------------------------------
Last modified: 06/23/97 12:24:22

                                          KNE CONFIDENTIAL-FOR INTERNAL USE ONLY

                                   SCHEDULE J

                               INCUMBENT TRAINING

1. Pre-Commissioning Training. Prior to Commissioning of the System, Pathnet shall provide to Incumbent and Incumbent field technicians one training course for Incumbent's employees and other designees of Incumbent, which training shall include, among other things, the following:

      (a)   comprehensive instruction for trouble-free operation maintenance;

      (b) hands-on experience with the operation of the equipment deployed in the System;

      (c) review of the similarities and differences of an analog versus a digital system;

      (d) review of the latest state-of-the-art Technology and applications used in the System;

      (e) review of procedures designed to eliminate equipment damage, incorrect handling of equipment and System down time;

      (f) comprehensive instruction in the use of all required test equipment used in connection with the System;

      (g) the distribution of manuals and other course materials that include descriptive information publications, alignment procedures, maintenance procedures, technical information publications, schematic drawings, wiring lists and system assembly drawings; and

      (h) a certificate of completion for each student who successfully completes the training course.

2. Certification of Incumbent's Field Technicians. Each of Incumbent's Field Technicians (as defined in the Maintenance Services Agreement) must either successfully complete the training course described in Section 1 of this Schedule J, or must be certified by Pathnet that such Field Technician is qualified to perform services on the System.

3. Training for Upgrades. Upon any upgrade of the system, Incumbent may request that Pathnet provide additional training with respect to such upgrade and Pathnet shall provide such training to Incumbent as soon as practicable after such request.

4. Training Locations. All such training shall be provided at Pathnet's Richardson, Texas office, Washington D.C. metropolitan area headquarters or at such other location as determined by Pathnet in its sole discretion.

5. Travel and Lodging. [***]

                                   SCHEDULE K

               OWNERSHIP OF SYSTEM EQUIPMENT, ASSETS AND MATERIALS

-------------------------------------------------------------------------------
System Component                                                 Owned By
----------------                                                 --------
-------------------------------------------------------------------------------
Existing Shelters                                                [***]
-------------------------------------------------------------------------------
New Shelters for Initial System                                  [***]
-------------------------------------------------------------------------------
New Shelters for Capacity Expansion                              [***]
-------------------------------------------------------------------------------
New Shelters at Pathnet Spur sites                               [***]
-------------------------------------------------------------------------------
New Shelters at Incumbent Spur sites                             [***]
-------------------------------------------------------------------------------
Towers for System                                                [***]
-------------------------------------------------------------------------------
Towers for Incumbent Spurs                                       [***]
-------------------------------------------------------------------------------
Towers for Pathnet Spurs                                         [***]
-------------------------------------------------------------------------------
A.C. and D.C. Power system as set forth on Schedule J            [***]
-------------------------------------------------------------------------------
Pressurizing Equipment for sites including manifolds and
dehydrators                                                      [***]
-------------------------------------------------------------------------------
1/0 Multiplexers                                                 [***]
-------------------------------------------------------------------------------
Environmental Control Systems of Shelters for Capacity Expansion [***]
-------------------------------------------------------------------------------
Environmental Control Systems of Shelters of Initial System      [***]
-------------------------------------------------------------------------------
Environmental Control Systems of Shelters of Incumbent Spurs     [***]
-------------------------------------------------------------------------------
Environmental Control Systems of Shelters of Pathnet Spurs       [***]
-------------------------------------------------------------------------------
Common Equipment existing before Effective Date                  [***]
-------------------------------------------------------------------------------
Common Equipment newly installed                                 [***]
-------------------------------------------------------------------------------
Equipment Racks for Initial System Radios                        [***]
-------------------------------------------------------------------------------
Equipment Racks for Capacity Expansion Radios                    [***]
-------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to Initial System           [***]
-------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to Capacity Expansion       [***]
-------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to Incumbent Spurs          [***]
-------------------------------------------------------------------------------
Antennas and Antenna Mounts relating to Pathnet Spurs            [***]
-------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to Initial System       [***]
-------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to Capacity Expansion   [***]
-------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to Incumbent Spurs      [***]
-------------------------------------------------------------------------------
Waveguide and Waveguide bridges relating to Pathnet Spurs        [***]
-------------------------------------------------------------------------------
Radios relating to Initial System                                [***]
-------------------------------------------------------------------------------
Radios relating to Capacity Expansion                            [***]
-------------------------------------------------------------------------------
Radios relating to Incumbent Spurs                               [***]
-------------------------------------------------------------------------------
Radios relating to Pathnet Spurs                                 [***]
-------------------------------------------------------------------------------
OC-3 Multiplexers                                                [***]
-------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to the Initial
System                                                           [***]
-------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to Capacity
Expansion                                                        [***]
-------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to Incumbent Spurs   [***]
-------------------------------------------------------------------------------
Radio Bays and Radio Bay Equipment relating to the Pathnet Spurs [***]
-------------------------------------------------------------------------------
Interconnection Equipment relating to Pathnet Spurs and
Interconnections                                                 [***]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
System Component                                                 Owned By
----------------                                                 --------
-------------------------------------------------------------------------------
Interconnection Equipment relating to Incumbent Spurs and
Interconnections                                                 [***]
-------------------------------------------------------------------------------
Results of the Preliminary Engineering Studies and Project
Drawings                                                         [***]
-------------------------------------------------------------------------------
Upgraded equipment added to the System                           [***]
-------------------------------------------------------------------------------
Microwave Radio System Licenses and other FCC, Federal,
state and local licenses and Permits relating to the Initial
System                                                           [***]
-------------------------------------------------------------------------------
Microwave Radio System Licenses and other FCC, Federal, state and local licenses and permits relating to the Capacity
Expansion                                                        [***]
-------------------------------------------------------------------------------
Panels, terminals, Software, Source Codes and other Assets and
Equipment relating to the Network Management System              [***]
-------------------------------------------------------------------------------

                                   SCHEDULE L

                        FORM OF QUARTERLY REVENUE REPORT

                       NUMBER    PRICE PER                           PATHNET    INCUMBENT
PATH OR  START  END   OF DS-0'S   CIRCUIT    REVENUE     REVENUE     REVENUE     REVENUE
SEGMENT  DATE   DATE    SOLD       MILE     COLLECTED  OUTSTANDING  TO BE PAID  TO BE PAID
-------  ----   ----    ----       ----     ---------  -----------  ----------  ----------


                                   SCHEDULE M

                         INCUMBENT PAYMENT INSTRUCTIONS

                                   SCHEDULE N

                      FORM OF PATHNET SUBLICENSE AGREEMENT

      This Sublicense Agreement (the "Agreement") is made on _____________, 1998 (the "Effective Date") by and between Pathnet, Inc. ("Pathnet") and KN Telecommunications, Inc. ("Incumbent") for the use of VERTEL Corporation ("Licensor") programs.

      WHEREAS, Incumbent desires to sublicense the programs as further defined herein; and

      WHEREAS, Pathnet is willing to grant such sublicense under the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties mutually agree as follows:

I.    DEFINITIONS

      1.1 "Licensed Program" shall mean each program in software or firmware form provided by Pathnet to Incumbent pursuant to the Fixed Point Microwave Services Agreement, dated the date hereof between Incumbent and Pathnet (the "FPM Agreement"), as such Licensed Program is licensed by Pathnet from Licensor, including future additions and updates to such Licensed Program. The term "Licensed Program" shall specifically include documentation and related materials pertinent to such program and any updated program or portion of a program hereinafter furnished to Incumbent for use in connection with or replacement of the Licensed Programs.

      1.2 "Equipment" shall mean Intel compatible servers running Windows NT.

      1.3 "Use" shall mean the copying or duplication of any portion of a Licensed Program from storage units or media into the Equipment for processing or the utilization of any Licensed Program in the course of the operation of the Equipment.

II.   LICENSE GRANT

      2.1 Use of Object/Binary Licensed Program with Designated Equipment. Pathnet hereby grants Incumbent a non-exclusive, non-transferable (except as provided in Section 5.1), non-licensable, non-assignable license to Use in machine readable form, the Licensed Program specified in Section 1.1 solely on the Equipment specified in Section 1.2. No license is granted to Use any Licensed Program on any configuration of equipment which is different from or less than the configuration indicated in Section 1.2.

III.  PROPRIETARY RIGHTS

      3.1 Proprietary Rights. The Licensed Program is owned by Licensor and/or others and is proprietary in nature. Incumbent shall respect such proprietary rights and shall not use such Licensed Program except for the purposes for which it is being made available as set forth in this Agreement and shall not reproduce, print, sublicense, duplicate, reverse engineer, distribute, disclose, or otherwise make the Licensed Program available to any third party, in whole or in part, in whatever form.

      3.2 Confidentiality. Incumbent shall take all actions required to maintain control of the Licensed Program including securing written records, agreements, and other reasonable measures with its employees and agents to satisfy its obligations under this Agreement with respect to the use, copying, protection, and security of the Licensed Program.

IV.   LIMIT OF LIABILITY

      4.1 NO WARRANTY. LICENSOR GRANTS A WARRANTY IN THE LICENSED PROGRAM ONLY TO PATHNET AND DOES NOT EXTEND ITS WARRANTY TO INCUMBENT OR ANY OTHER END USER. WARRANTY OF THE LICENSED PROGRAM IS PROVIDED BY LICENSOR DIRECTLY TO PATHNET. LICENSOR AND PATHNET MAKE NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO ANY LICENSED PROGRAM AND/OR RELATED MATERIALS TO BE FURNISHED BY VERTEL.

      4.2 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL LICENSOR OR PATHNET BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THE EXISTENCE, FURNISHING, FAILURE TO FURNISH, OR USE OF ANY LICENSED PROGRAM AND/OR RELATED MATERIAL AND/OR DEVISE.

      4.3 Licensor shall have no liability for any claim of copyright or patent infringement based on (1) use of other than a current unaltered release of the Licensed Program available from Licensor if such infringement would have been avoided by the use of such current unaltered release of the Licensed Program or
(2) Use or combination of the Licensed Program with programs not supplied by Licensor and which Use or combination results in the infringement of any patent or copyright.

V.    TRANSFER OF LICENSE

      5.1 Terms for Transfer of License. This license may only be transferred upon written approval of Pathnet and in connection with the transfer of all of the Equipment; provided all copies of the Licensed Program are delivered to the transferee and no copies or related materials are retained by Incumbent and provided further that the transferee agrees to be bound by all the Terms and Conditions of this Agreement.

      NOW THEREFORE, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

                                          PATHNET, INC.


                                          By:
                                              ---------------------------

                                          Title:
                                                -------------------------

                                          Date:
                                               --------------------------

                                          KN Energy, Inc.


                                          By:
                                              ---------------------------

                                          Title:
                                                -------------------------

                                          Date:
                                               --------------------------

                                   SCHEDULE O

                          Pathnet Articles and Bylaws;
                          Certificate of Good Standing

                                 Copies Attached

                                State of Delaware

                        Office of the Secretary of State
                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE 0F THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "PATHNET, INC.," FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1996, AT 9 O'CLOCK A.M.

                [SECRETARY'S OFFICE SEAL -- STATE OF DELAWARE]

                                          /s/ Edward J. Freel
2533940  8100                             -----------------------------------
971187175                                 Edward J. Freel, Secretary of State

                                          AUTHENTICATION:         8502014
                                                    DATE:         06-09-97

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/23/1996
   960381137 - 2533940

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  PATHNET, INC.


      PathNet, Inc. a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows

      1. The name under which the corporation was originally incorporated is PathNet, Inc. and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on August 25, 1995.

      2. This Restated Certificate of Incorporation restates and integrates and also further amends the Certificate of Incorporation of the corporation.

      3. This Restated Certificate of Incorporation and the amendments to the Certificate of Incorporation contained herein were declared advisable and adopted by the Board of Directors on December 20, 1996, were approved by the written consent of the holders of the outstanding shares of each class of common stock and preferred stock of the corporation, each such class of common stock and preferred stock voting separately as a class, in accordance with Section 228 of the General Corporation Law of the State of Delaware (with written notice being given by the corporation to each stockholder who has not so consented in writing), and have been duly adopted in accordance with the provisions of Sections 242(b) and 245 of the General Corporation Law of the State of Delaware.

      4. The text of the Certificate of Incorporation of the corporation is hereby restated and integrated and further amended to read in its entirety as follows:

                                    ARTICLE I
                                      NAME

      The name of the corporation (which hereinafter is called the "Corporation") is PathNet, Inc.

                                   ARTICLE II
                                    PURPOSES

      The purposes for which the Corporation is organized are as follows.

      A. The Corporation shall have the power to conduct or promote any businesses or purposes for which corporations may be incorporated under the Delaware General Corporation Law, including, but not limited to, engaging in the business of owning, operating, leasing, managing and providing for telecommunications systems for both long and short distance services.

      B. The Corporation shall have the power to do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or attainment of any of the objects or the furtherance of any of the powers hereinbefore mentioned, either alone or in association with or in partnership with any other corporations. firms or individuals, and to do every other act or acts, things or things, incidental or appurtenant to or growing out of or connected with the aforesaid businesses or powers or any part of parts thereof, provided the same be not inconsistent with the laws under which this Corporation is organized.

                                   ARTICLE III
                               AUTHORIZED CAPITAL

        A. Common Stock

        The Corporation shall have authority to issue Five Million (5,000,000) shares of voting common stock, all of the same class and having a par value of one cent ($0.01) per share. The term "Common Stock" as used herein means the voting common stock as the same exists at the effective date of this Restated Certificate of Incorporation or any other class of stock resulting from successive changes or reclassifications of such voting common stock consisting solely of chances in par value, or from par value to no par value, or from no par value to par value.

      B. Preferred Stock

      Section 1 (a) The Corporation shall have authority to issue Two Million Six Hundred Fifty One Thousand Forty Six (2,651,046) shares of preferred stock having a par value of one cent ($0.01) per share, of which One Million (1,000,000) shares shall be designated Series A Convertible Preferred Stock (the "Series A Preferred Stock") and One Million Six Hundred Fifty One Thousand Forty Six (1,651,046) shares shall be designated Series B Convertible Preferred Stock (the "Series B Preferred Stock"). The Series A Preferred Stock and the Series B Preferred Stock shall be referred to collectively herein as the "Series Preferred Stock".

                (b) Dividends, The holders of the Series Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends (other than dividends paid in additional shares of Common Stock) in preference to and at the same rate as dividends are paid with respect to the Common Stock (treating each share of Series Preferred Stock as being equal to the number of shares of Common Stock into which each such share of Series Preferred Stock could be converted pursuant to the provisions of Section 4 hereof, with such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

      Section 2     Liquidation Dissolution or Winding Up

                (a) Distributions to Holders of Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series A Preferred Stock and the Series B Preferred Stock shall rank on a parity with each other and shall rank prior to the Common Stock or any class of stock ranking junior to the Series

Preferred Stock. Upon such liquidation, holders of each share of Series Preferred Stock outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to stockholders and before any payment shall be made to the holders of any class of Common Stock or of any stock ranking on liquidation junior to the Series Preferred Stock, an amount in cash equal to the original purchase price paid by such holder for each such share of Series Preferred Stock held (appropriately adjusted for stock splits, stock dividends and the like) plus any declared but unpaid dividends thereon. If upon any liquidation, dissolution, or winding up of the Corporation, the assets to be distributed to the holders of the Series Preferred Stock under the foregoing sentence shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to such holders under such sentence shall be distributed among the holders of Series Preferred Stock, pro rata in accordance with the total amount of preference which would have been payable to such holders if funds had been available to pay the full preference under the previous sentence. After such payment shall have been made in full to such holders of Series Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of such holders so as to be available for such payment, the holders of the outstanding shares of Common Stock shall share ratably in the distribution of the remaining assets and funds of the Corporation available for distribution to shareholders.

                (b) Deemed Liquidations. In the case of (i) a consolidation or merger of the Corporation (other than a consolidation or merger upon consummation of which the holders of voting securities of the Corporation immediately prior to such transaction, continue to own directly or indirectly not less than a majority of the voting power of the surviving corporation) or a sale of all or substantially all of the assets of the Corporation or other similar transaction and (ii) either receipt by the Corporation of consideration less than the equivalent of $1.00 per share (appropriately adjusted for stock splits, stock dividends and the like) of Series A Preferred Stock plus any declared but unpaid dividends or receipt by the Corporation of consideration less than the equivalent of $3.28 per share (appropriately adjusted for stock splits, stock dividends and the like) of Series B Preferred Stock plus any declared but unpaid dividends, such event shall be regarded, at the option of the holders of a majority of the then outstanding shares of Series Preferred Stock as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2.

      Notwithstanding the foregoing, each holder of Series Preferred Stock shall have the right to elect the benefits of the provisions of Section 4(h) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2(b). For purposes of this Section 2 and
Section 6 hereof, a sale of substantially all of the assets of the Corporation shall mean (x) the sale or other disposition other than in the ordinary course of business of more than 50% of such assets, as determined by reference to either (A) the book value, or (B) the fair market value, of such assets, or (y) any issuance of Common Stock by the Corporation or transfer of Common Stock by the holder thereof to any person or persons acting in concert or a group of affiliated persons, which issuance or transfer results in such person or persons or group holding in the aggregate more than 50% of the issued and outstanding Common Stock after giving effect to such issuance or transfer

                (c) Non-Cash Distributions. In the event of a liquidation, dissolution or winding up of the Corporation resulting in the availability of assets other than cash for distribution to the holders of the Series Preferred Stock, the holders of the Series Preferred Stock shall be entitled to a distribution of cash and/or assets equal in value to the liquidation preference and other distribution rights stated in Sections 2(a) and 2(b) hereof. In the event that such distribution to the holders of the Series Preferred Stock shall include any assets other than cash, the following provisions shall govern. The Board of Directors shall first determine the value of such assets for such purpose, and shall notify all holders of shares of Series Preferred Stock of such determination. The value of such assets for purposes of the distribution under this Section 2(c) shall be the value as determined by the Board of Directors in good faith and with due care, unless the holders of a majority of the outstanding shares of Series Preferred Stock shall object thereto in writing within 15 days after the date of such notice. In the event of such objection, the valuation of such assets for purposes of such distribution shall be determined by an arbitrator selected by the objecting stockholders and the Board of Directors, or in the event a single arbitrator cannot be agreed upon within 10 days after the written objection sent by the objecting stockholders in accordance with the previous sentence, the valuation of such assets shall be determined by arbitration in which (i) the objecting stockholders shall name in their notice of objection one arbitrator, (ii) the Board of Directors shall name a second arbitrator within 15 days from the receipt of such notice, (iii) the two arbitrators thus selected shall select a third arbitrator within 15 days thereafter, and (iv) the three arbitrators thus selected shall determine the valuation of such assets within 15 days thereafter for purposes of such distribution by majority vote. The costs of such arbitration shall be borne by the Corporation or by the holders of the Series Preferred Stock (on a pro rata basis out of the assets otherwise distributable to them) as follows: (i) if the valuation as determined by the arbitrators is greater than 95 % of the valuation as determined by the Board of Directors, the holders of the Series Preferred Stock shall pay the costs of the arbitration, and (ii) otherwise, the Corporation shall bear the costs of the arbitration.

      Section 3     Voting Rights

                (a) General. Except as otherwise expressly provided herein or as required by law, the holder of each share of the Series Preferred Stock shall be entitled to vote on all matters. Each share of Series Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock into which such share of Series Preferred Stock is convertible in accordance with the terms of Section 4 hereof at the record date for the determination of stockholders entitled to vote on such matter or, if no record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly provided herein (including, without limitation, the provisions of Section 5 hereof) or as required by law, the holders of shares of Series Preferred Stock and the Common Stock shall vote together as a single class on all matters.

                (b) Board of Directors. The holders of the Series A Preferred Stock shall be entitled to vote as a class separately from all other classes of stock of the Corporation in any vote for the election of directors of the Corporation, and shall be entitled to elect by such class vote two directors (the "Series A Investor Directors"), one of which Series A Investor Directors to be designated by Spectrum Equity Investors, L.P. ("Spectrum") for so long as it owns shares of Series A Preferred Stock and thereafter by the holders of a majority of the issued and outstanding shares of Series A Preferred Stock, and the other to be designated by New Enterprise Associates VI Limited Partnership or its affiliates (collectively, "NEA VI") for so long as it owns shares of Series A Preferred Stock and thereafter by the holders of a majority of the issued and outstanding shares of Series A Preferred Stock. The holders of the Series B Preferred Stock shall be entitled to vote as a class separately from all other classes of stock of the Corporation in any vote for the election of directors of the Corporation, and shall be entitled to elect by such class vote one director (the "Series B Investor Director") to be designated by Grotech Capital Group IV, LLC ("Grotech IV") for so long as it owns shares of Series B Preferred Stock and thereafter by the holders of a majority of the issued and outstanding shares of Series B Preferred Stock. Initially, the Series A Investor Directors shall be Kevin J. Maroni, as the designee of Spectrum, and Peter Barris, as the designee of NEA VI. The initial Series B Investor Director shall be Stuart D. Frankel. The holders of Common Stock shall be entitled to vote as a class separately from all other classes in any vote for the election of directors of the Corporation, and shall be entitled to elect by such class vote two directors (the "Common Stock Directors"). Initially, the Common Stock Directors shall be David Schaeffer and Richard Prins. Richard Prins shall not, without the consent of a majority of the Series A Investor Directors and Series B Investor Director, voting together, be removed by the holders of Common Stock as a member of the Board of Directors of the Corporation prior to December 23, 1998. One additional individual with experience in the telecommunications industry or other industry that might be relevant to the development and implementation of the Corporation's business plan (the "Outside Director"), who is unaffiliated with the Corporation and reasonably acceptable to a majority of the Board of Directors. shall be elected to the Corporation's Board of Directors by the holders of the Series Preferred Stock and the Common Stock voting together as a single class. In addition, a Chief Executive Officer of the Corporation (and any successor thereto) shall be selected and hired by the Corporation, at all times prior to December 23, 2000, by the affirmative vote of at least four of the five Common Stock Directors, Series A investor Directors and the Series B Investor Director, voting together, provided however, that (i) on or after December 23, 2000 or (ii) if Richard Prins shall no longer serve as a member of the Corporation's Board of Directors for any reason prior to December 23, 2000, a majority of the Common Stock Directors, the Series A Investor Directors and the Series B Investor Director, voting together, shall select and hire a Chief Executive Officer (or any successor thereto) as such. The Chief Executive Officer as so selected and hired (and any replacement or successor Chief Executive Officer) shall be elected to the Corporation's Board of Directors by the holders of the Series Preferred Stock and the Common Stock voting together as single class (the "Officer Director"). David Schaeffer may serve as Chief Executive Officer of the Corporation in the discretion of the Board of Directors, but in no event shall David Schaeffer be elected as the Officer Director.

                (c) Special Voting Rights. The holders of the Series Preferred Stock shall be entitled to the special voting rights set forth in Section 6 hereof.

      Section 4 Conversion. The holders of the Series Preferred Stock shall have the following conversion rights:

                (a) Right to Convert. Subject to and in compliance with the provisions of this Section 4, any shares of the Series Preferred Stock may, at any time or from time to time at the option of the holder, be convened into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of the Series Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 4(c)) by the number of shares of Series Preferred Stock being converted.

                (b) Automatic Conversion.

                    (i) Each share of the Series Preferred Stock outstanding shall automatically be converted into the number of shares of Common Stock into which such shares are convertible upon application of the then effective Applicable Conversion Rate (determined as provided in Section 4(c)) immediately upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, or under such other applicable securities regulations covering the offer and sale of capital stock of the Corporation (other than a registration relating solely to Rule 145 under such Act (or any successor thereto) or to an employee benefit plan of the Corporation) in which (i) the Corporation is valued on a pre-money basis at greater than $50,000,000, (ii) the gross proceeds received by the Corporation exceed $20,000,000 and (iii) the Corporation uses a nationally recognized underwriter approved by holders of a majority in interest of the Series Preferred Stock (a "Qualified Public Offering").

                    (ii) Upon the occurrence of an event specified in Section
(4)(b)(i), the outstanding shares of Series Preferred Stock shall be convened automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing such shares of the Series Preferred Stock unless certificates evidencing such shares of the Series Preferred Stock being convened are either delivered to the Corporation or any transfer agent, as hereinafter provided, or the holder notifies the Corporation or any transfer agent, as hereinafter provided, that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

      Upon the occurrence of the automatic conversion of all of the outstanding Series Preferred Stock, the holders of the Series Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of any transfer agent for the Common Stock. Thereupon there shall be issued and delivered to each such holder, promptly at such office and in his name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred and cash as provided in Section 4(k) below in respect of any fraction of a share of Common Stock issuable upon such automatic conversion.

                (c) Applicable Conversion Rate. The conversion rate in effect at any time for the applicable series of Series Preferred Stock (the "Applicable Conversion Rate") shall equal the quotient obtained by dividing $1.00 in the case of Series A Preferred Stock, or $3.28 in the case of Series B Preferred Stock by the Applicable Conversion Value, calculated as hereinafter provided.

                (d) Applicable Conversion Value. The Applicable Conversion Value in effect initially, and until first adjusted in accordance with Section 4(e) or 4(f) hereof, shall be $1.00 in the case of Series A Preferred Stock, or $3.28 in the case of Series B Preferred Stock.

                (e) Adjustment for Common Stock Dividends, Subdividends and Combinations of Common Stock, Etc. Upon the happening of any of the following:
(i) the issuance of additional shares of Common Stock of any class as a dividend or other distribution of outstanding Common Stock, (ii) the subdivision of outstanding shares of Common Stock of any class into a greater number of shares of Common Stock, or (iii) the combination of outstanding shares of Common Stock of any class into a smaller number of shares of Common Stock (each an "Extraordinary Common Stock Event"), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by dividing the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (excluding treasury stock) immediately after such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding (excluding treasury stock) immediately prior to such Extraordinary Common Stock Event, and the quotient so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                (f) Adjustments for Diluting Issues

                    (i) Except as provided in Section 4(e) above or for Excluded Shares (as defined below), if the Corporation shall issue any additional shares of Common Stock of any class for no consideration or at a price per share less than the Applicable Conversion Value in effect for each applicable series of Series Preferred Stock immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value shall be reduced to such lower price.

      For purposes of this Section 4(f), "Excluded Shares" shall mean shares issued or delivered from treasury or stock options granted by the Corporation, with the approval of the Board of Directors to directors, officers, employees, agents or consultants of the Corporation (other than David Schaeffer) for up to an aggregate of 439,024 shares of the Common Stock (as adjusted for stock splits, stock dividends and the like).

      For purposes of this Section 4(f), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described below in paragraph (ii) of this Section 4(f) consists of property other than cash, such consideration shall be deemed to have the same value as is determined by the

Corporation's Board of Directors with respect to receipt of such property so long as such determination was made reasonably and in good faith, and shall otherwise be deemed to have a value equal to its fair market value.

                    (ii) For the purpose of this Section 4(f), the issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock of any class and the issuance of any securities convertible into shares of Common Stock of any class (or the issuance of any warrants, options or any rights with respect to such convertible securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Corporation for such Common Stock (as hereinafter determined) shall be less than the Applicable Conversion Value at the time of such issuance and, except as hereinafter provided, an adjustment in the Applicable Conversion Value shall be made upon each such issuance in the manner provided in paragraph (i) of this Section 4(f) as if such Common Stock were issued at such Net Consideration Per Share. No adjustment of the Applicable Conversion Value shall be made under this Section 4(f) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of such warrants, options or other rights. Any adjustment of the Applicable Conversion Value with respect to this paragraph (ii) of this Section 4(f) shall be disregarded if, as and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible securities which gave rise to such adjustment expire or are canceled without having been exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, rights or convertible securities, with such additional adjustments as would have been made to that Applicable Conversion Value had the expired or canceled warrants, options, rights or convertible securities not been issued, provided, however, that no such readjustment of the Applicable Conversion Value shall have the effect of increasing the Applicable Conversion Value to an amount which exceeds the lower of (I) the Applicable Conversion Value on the original adjustment date, or (II) the Applicable Conversion Value that would have resulted from any issuance of any additional shares of Common Stock pursuant to such warrants, options, rights or convertible securities between the original adjustment date and such readjustment date. In the event that the terms of any warrants, options, other subscription or purchase rights or convertible securities previously issued by the Corporation are changed (whether by their terms or for any other reason) so as to change the Net Consideration Per Share payable with respect thereto (whether or not the issuance of such warrants, options, rights or convertible securities originally gave rise to an adjustment of the Applicable Conversion Value), the Applicable Conversion Value shall be recomputed as of the date of such change, so that the Applicable Conversion Value effective immediately upon such change shall be equal to the Applicable Conversion Value in effect at the time of the issuance of the warrants, options, rights or convertible securities subject to such change, adjusted for the issuance thereof in accordance with the terms thereof after giving effect to such change, and with such additional adjustments as would have been made to that Applicable Conversion Value had the warrants, options, rights or convertible securities been issued on such changed terms. For purposes of this paragraph (ii), the Net Consideration Per Share which may be received by the Corporation shall be determined as follows:

                         (A) The Net Consideration Per Share shall mean the
amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, rights or convertible securities, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible securities were exercised or converted at such net consideration per share.

                         (B) The Net Consideration Per Share which may be
received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, rights or convertible securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, rights or convertible securities and which are contingent upon future events, provided that in the case of an adjustment to be made as a result of a change in terms of such warrants, options, rights or convertible securities, the Net Consideration Per Share shall be determined as of the date of such change.

                  (g) Adjustments for Reclassification. If the Common Stock issuable upon the conversion of the Series Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than an Extraordinary Common Stock Event, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), then and in each such event the holder of each share of Series Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series Preferred Stock might have been convened immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein. Without limiting the generality of the foregoing, the Applicable Conversion Rate, as defined in this Section 4, in respect of such other shares or securities so receivable upon conversion of shares of Series Preferred Stock shall thereafter be adjusted, and shall be subject to further adjustment from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this
Section 4, and the remaining provisions herein with respect to the Common Stock shall apply on like or similar terms to any such other shares or securities.

                  (h) Adjustments for Reorganizations. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) or a merger or consolidation of the Corporation with or into another corporation or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that if the Corporation is not the surviving corporation, the Series Preferred Stock shall be convened into preferred stock of the surviving corporation having equivalent preferences, rights and privileges except that in lieu of being able to convert into shares of Common Stock of the Corporation or the successor corporation the holders of the Series Preferred Stock (including any such preferred stock issued upon conversion of the Series Preferred Stock) shall thereafter be entitled to receive upon conversion of the Series Preferred Stock (including any such preferred stock issued upon conversion of the Series Preferred Stock) the number of shares of stock or other securities or property of the Corporation or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon conversion of the Series Preferred Stock immediately prior to the capital reorganization, merger, consolidation or sale would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series Preferred Stock (including any such preferred stock issued upon conversion of the Series Preferred Stock) after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4 (including, without limitation, provisions for adjustment of the Applicable Conversion Value and the number of shares purchasable upon conversion of the Series Preferred Stock or such preferred stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the consideration of the Series Preferred Stock or such preferred stock.

      Each holder of Series Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Corporation or the sale of all or substantially all of its assets and properties as such events are more fully set forth in the first paragraph of this Section 4(h), shall have the option of electing treatment of his shares of Series Preferred Stock under either this
Section 4(h) or Section 2(b) hereof, and except as otherwise provided in said
Section 2(b), notice of which election shall be submitted in writing to the Corporation at its principal offices no later than 10 days before the effective date of such event, provided that any such notice shall be effective if given not later than 15 days after the date of the Corporation's notice, pursuant to
Section 8, with respect to such event.

                    (i) Certificate as to Adjustments. In each case of an adjustment or readjustment of the Applicable Conversion Rate, the Corporation will promptly furnish each holder of Series Preferred Stock with a certificate, prepared by the chief financial officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                    (j) Mechanics of Conversion. To exercise its conversion privilege, a holder of Series Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation together with the certificate or certificates representing the shares of

Series Preferred Stock being converted, shall be the "Conversion Date". As promptly as practicable after the Conversion Date, the Corporation shall issue and shall deliver to the holder of the shares of Series Preferred Stock being convened, a certificate or certificates in such denominations as it may request in writing for the number of full shares of Common Stock issuable upon the conversion of such shares of Series Preferred Stock in accordance with the provisions of this Section 4 and cash as provided in Section 4(k) below in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of shares of Common Stock represented thereby.

                (k) Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Series Preferred Stock. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of Series Preferred Stock, the Corporation shall pay to the holder of the shares of Series Preferred Stock that were converted a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed in good faith by the Board of Directors) at the close of business on the Conversion Date.

                (l) Partial Conversion. In the event some but not all of the shares of Series Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series Preferred Stock which were not converted.

                (m) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series Preferred Stack, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.


      Section 5     Redemption

                (a) Optional Redemption. In the event that there shall not have occurred a dosing of a Qualified Public Offering (as defined in Section 4(b) hereof) prior to December 23, 2000, at the election of each holder of the Series Preferred Stock outstanding as of December 24, 2000, the Corporation shall redeem all shares of the Series Preferred Stock then outstanding. Payment of the applicable Redemption Price (as defined below) shall be made by the Corporation on January 23, 2001, for a cash price equal to the original purchase price paid by such holders for each share of Series Preferred Stock outstanding, adjusted for any stock split, combined consolidation or stock distribution or stock dividends with respect to such shares (the "Redemption Price"). On or prior to December 24, 2000, the Corporation shall give written notice by mail, postage prepaid, to the holders of the then outstanding shares of the Series Preferred Stock at the address of each such holder appearing on the books of the Corporation or given by such holder to the Corporation for the purpose of notice. Such notice shall set forth the Redemption Price as defined above) and shall further state that any holder of the Series Preferred Stock who intends to request redemption of its Series Preferred Stock pursuant to this Section 5(a) must give written notice to the Corporation of its request for redemption on or before January 11, 2001. If the Corporation receives requests for redemption on or prior to January 11, 2001 from the holders of a majority of the Series Preferred Stock, it shall give written notice by mail, postage prepaid, to the holders of Series Preferred Stock that all shares of the Series Preferred Stock then outstanding will be redeemed on January 23, 2001 (the "Redemption Date") for a per share cash price equal to the Redemption Price. The notice shall further call upon such holders to surrender to the Corporation on or before the Redemption Date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the Redemption Date, each holder of shares of the Series Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Corporation. In the case of any certificate or certificates which have been lost, stolen or destroyed, the holder of such certificate or certificate shall make and deliver an affidavit of that fact to the Corporation without the necessity of giving the Corporation a bond.

                (b) Termination of Rights. From and after the Redemption Date, unless there shall have been a default in payment or tender by the Corporation of the Redemption Price, all rights of the holders with respect to such redeemed shares of the Series Preferred Stock (except the right to receive the Redemption Price upon surrender or their certificate) shall cease and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever.

                (c) Insufficient Funds. If the funds of the Corporation legally available for redemption of shares of the Series Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of the Series Preferred Stock on such Redemption Date, the Corporation will use its best efforts to engage in a recapitalization or the sale of its business or businesses to generate sufficient funds to redeem all of the shares of Series Preferred Stock. The Corporation shall use those funds which are legally available to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of the Series Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on the Redemption Date but which it has not redeemed at the Redemption Price. If any shares of the Series Preferred Stock are not redeemed for the foregoing reason or because the Corporation otherwise failed to pay or tender to pay the aggregate Redemption Price on all outstanding shares of Series Preferred Stock, all shares which have not been redeemed shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price for the unredeemed portion at an aggregate per annum rate equal to the greater of (i) twelve percent

(12%) or (ii) the Base Rate or any similar lending rate announced from time to time by The First National Bank of Boston or any successor entity plus five percent (5%), increased, in each case, by one percent (1%) at the end of each calendar quarter thereafter. All provisions hereof are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to the holders of the Series Preferred Stock exceed the maximum amount which the holder is permitted to receive under applicable law. If fulfillment of any provision hereof shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such maximum amount. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event that there is a change in the law, which results in a higher permissible rate of interest, then these provisions shall be governed by such new law as of its effective date.

      Section 6 Restrictions and Limitations. The Corporation shall not without the affirmative vote or written consent of the holders of a majority of the then outstanding shares of the Series Preferred Stock:

                (i) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of Series Preferred Stock other than pursuant to Section 5 hereof;

                (ii) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose) any of the Common Stock of any class or any other capital stock of the Corporation other than the Series Preferred Stock or any of the Corporation's options, warrants or convertible or exchangeable securities, except that these provisions will not prohibit the Corporation from repurchasing or redeeming any shares of capital stock from individuals and entities who have entered into stockholder agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment and involuntary transfers by operation of law (and their permitted transferees) provided that the aggregate amount of repurchases thereunder shall not exceed $50,000;

                (iii) Authorize or issue, or obligate itself to Issue, any other debt or equity security, other than as provided in that certain Investment and Stockholder's Agreement, by and among the Corporation and the Investors named therein, dated as of December 23, 1996 (the "Investment Agreement");

                (iv) Increase or decrease (other than by conversion as permitted hereby) the total number of authorized shares of Series Preferred Stock;

                (v) Pay or declare any dividend or distribution on any of its capital stock;

                (vi) Authorize any merger, consolidation of the Corporation with or into any other company or entity, or authorize the reorganization or sale of the Corporation or the sale of substantially all of the assets of the Corporation;

                (vii) Amend the charter documents of the Corporation or amend the bylaws of the Corporation in any manner that adversely affects the preferences, powers, rights or privileges of the holders of Series Preferred Stock;

                (viii) Authorize any reclassification or recapitalization of the outstanding capital stock of the Corporation;

                (ix) Approve the annual operating budget of the Corporation;

                (x) Change the composition or compensation of management, or

                (xi) Incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any new or additional indebtedness or liability in excess of $50,000, except as provided in the Investment Agreement.

      Section 7 No Reissuance of Series Preferred Stock. No share or shares of the Series Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired, and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series Preferred Stock accordingly.

      Section 8 Notices of Record Date. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other company, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder at Series Preferred Stock at least 20 days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record or Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger. dissolution, liquidation or winding up.

      Section 9 Other Rights. Except as otherwise provided in this Restated Certificate of Incorporation shares of each series of the Series Preferred Stock and shares of Common Stock shall be identical in all respects (each share of Series Preferred Stock having equivalent rights to the number of shares of Common Stock into which it is then convertible), shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.

      Section 10 Ranking. The Series B Preferred Stock shall rank on a parity with the Series A Preferred Stock as to the distribution of assets on liquidation, dissolution and winding up of the Corporation. The Series Preferred Stock shall rank senior to the Common Stock as to the distribution of assets on liquidation, dissolution and winding up of the Corporation.

      Section 11    Miscellaneous.

                (a) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication, addressed: (i) if to the Corporation, to its principal executive office (Attention President) and to the transfer agent, if any, for the Series Preferred Stock or other agent of the Corporation designated as permitted hereby or (ii) if to any holder of the Series Preferred Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series Preferred Stock or Common Stock, as the case may be) or (iii) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

                (b) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series Preferred Stock or shares of Common Stock or other securities issued on account of Series Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

                (c) The Corporation may appoint, and from time to time discharge and change, a transfer agent of the Series Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by hand delivery, by courier, by standard form of telecommunication or by first class mail (postage prepaid), to each holder of record or the Series Preferred Stock.

                                   ARTICLE IV
                             THE BOARD OF DIRECTORS

       The business of the Corporation shall be managed by a Board of Directors. The Board of Directors shall have the power, unless and to the extent that the Board may from time to time by resolution relinquish or modify the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the Bylaws of the Corporation. From and after the first annual meeting of stockholders, the number of directors which shall constitute the entire Board of Directors shall consist of seven (7) individuals.

                                    ARTICLE V
                           COMPROMISE OR ARRANGEMENTS

      Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on this Corporation. Nothing contained herein shall affect or impair the Corporation's ability to avail itself of any other state or federal law concerning insolvency and/or reorganization, including but not limited to Title 11 of the U.S. Code.

                                   ARTICLE VI
                  REGISTERED OFFICE AND REGISTERED AGENT

      The address of the registered office of the Corporation in Delaware is located at 1013 Centre Road, in the city of Wilmington, County of New Castle, Delaware 19805 and its registered agent at that address is The Prentice-Hall Corporation System, Inc.

                                   ARTICLE VII
                         INDEMNIFICATION BY CORPORATION

      The Corporation shall indemnify, and advance expenses to, its directors, officers, employees and agents, and all persons who at any time served as directors, officers, employees or agents of the Corporation, to the extent permitted, and in the manner provided by, Section 145 of the Delaware General Corporation Law, as amended, or any successor provisions, and shall have power to make any other or further indemnity permitted under the laws of the State of Delaware.

                                  ARTICLE VIII
                      ELIMINATION OF LIABILITY OF DIRECTORS

      A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of Delaware is amended after the effective date of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

      Any repeal or modification of this Article VIII by (i) the stockholders of the Corporation or (ii) amendment to the General Corporation Law of Delaware (unless such statutory amendment specifically provides to the contrary) shall not adversely affect any right or protection, existing at the time of such repeal or modification with respect to any acts or omissions occurring either before or after such repeal or modification, of a person serving as a director at the time of such repeal or modification.

                                   ARTICLE IX
                                     BYLAWS

      The Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

                                    ARTICLE X
                             DURATION OF CORPORATION

      The duration of the Corporation is to be perpetual.

                                   ARTICLE XI
                                PREEMPTIVE RIGHTS

      Except as may by provided in any written contract or written agreement to which the Corporation is a party from time to time, there shall be no preemptive rights to acquire additional shares of the Corporation.

      IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates and integrates and also amends the provisions of the Certificate of Incorporation of the Corporation and which has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law, as the Corporation has received payment for its capital stock, has been executed by its President and Secretary this December 16, 1996.

                                     PATHNET, INC.


                                     By:  /s/ David Schaeffer
                                         ------------------------------------
                                         Name: David Schaeffer
                                         Title: President

                                     Attest:


                                     By:  /s/ Michael A. Lubin
                                         ------------------------------------
                                         Name: Michael A. Lubin
                                         Title: Secretary

                                                                          PAGE 1
                                State of Delaware

                        Office of the Secretary of State

                        --------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "PATHNET, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-SIXTH DAY OF AUGUST, A.D. 1997.

      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

      AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

                [SECRETARY'S OFFICE SEAL -- STATE OF DELAWARE]


                                          /s/ Edward J. Freel
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

2533940  8300                             AUTHENTICATION:     8623583
971285426                                           DATE:     08-26-97

                                   SCHEDULE P

                            DELIVERABLES OF INCUMBENT

1. Within thirty (30) days of the Effective Date, any existing tower drawings and specifications, inventory lists and other documents relating to the sites set forth on Schedule B or any Amended Schedule B necessary for PathNet to perform its obligations under this Agreement.

2. On or before the Effective Date, evidence of ownership by Incumbent of the sites set forth on Schedule B or any Amended Schedule B or, in the event Incumbent leases such sites, evidence of Incumbent's leasehold interest in such sites.

3. On or before the Effective Date, copies of all environmental reports, title reports, surveys, specified or legal access, and zoning Permits and licenses relating to the sites set forth on Schedule B or any Amended Schedule B.

4. On the Effective Date, evidence that Incumbent's existing system is in compliance, as of the date hereof, with all applicable Federal, state and local laws.

5. Within thirty (30) days of the Effective Date, the results of any structural, mechanical, and electrical inspections and reports relating to Incumbent's existing system facilities or sites, which have been performed pursuant to the requirements of any applicable Federal, state or local law or by Incumbent at its discretion.

6. Within thirty (30) days of the Effective Date, the names, addresses and contact persons of any consultants or Subcontractors engaged by Incumbent in connection with Incumbent's existing system, Facilities or sites and copies of any reports or documents produced by such consultants or Subcontractors.

7. Simultaneously with the execution and delivery of this Agreement, an executed Escrow Agreement, as described in Section 4.

8. Upon the request of PathNet, any information requested by PathNet pursuant to Section 1.2 of Schedule A.

9. Within thirty (30) days after receipt of the System Design, written approval of the System Design or a list of suggested modifications to such System Design, as described in Section 3.1 of Schedule A.

10. Within thirty (30) days after receipt of each of the Project Schedule, the Cutover Plan and the Project Management Plan, written approval of such Project Schedule, Cutover Plan and Project Management Plan, respectively, or a list of suggested modifications to such Project Schedule, Cutover Plan and Project Management Plan, as the case may be, as described in
      Section 4.1.1 of Schedule A.

11. Promptly after completion of the site acceptance testing, the Deficiency List as set forth in Section 5.7 of Schedule A.

12.   Promptly after approval of the site acceptance test data as set forth in
      Section 5.7 of Schedule A, a Certificate of Acceptance substantially in the form attached hereto as Exhibit A-8 to this Schedule A.

13. Upon acceptance of any Capacity Expansion in accordance with the procures set forth in Section 7.1 of Schedule A, a Certificate of Acceptance relating to such Capacity Expansion substantially in the form attached hereto as Exhibit A-9 to this Schedule A.

                                   SCHEDULE Q

                             DELIVERABLES OF PATHNET

1. Within sixty (60) days of the Effective Date, the Vendor Credit Assurances described in Section 4.

2. Simultaneously with the execution and delivery of this Agreement, an executed Escrow Agreement, as described in Section 4.

3. Within sixty (60) days after the Effective Date, all required subordination agreements as set forth in Section 5.11.

4.    At the request of Incumbent, the proof of licensing, as described in
      Section 11.4.

5. Upon completion of the preliminary analysis set forth in Section 1.1 of Schedule A, the results of such analysis, including, but not limited to, the Existing System Inventory, the Path Studies, the Frequency Availability Model, the Tower Analysis, the Economic Model, the System Design, the System Budget, the Channel Plan, and the Preliminary Construction Schedule.

6. Upon completion of the preliminary analysis set forth in Section 1.1 of Schedule A, the Project Drawings set forth in Section 1.3 of Schedule A.

7. Prior to the commencement of any services set forth in Schedule A, the Certificates of Insurance described in Section 11.1.

8. Upon completion of the preliminary analysis set forth in Section 1.1 of Schedule A, the Modifications SOW, as set forth in Section 2.1 of Schedule A.

9. At any time, a copy of any revised System Design, as described in Section 3 of Schedule A.

10. Within thirty (30) days after approval by Incumbent of the System Design, the Project Schedule, as set forth in Section 4.1.1 of Schedule A.

11. Within thirty (30) days after approval by Incumbent of the System Design, the Cutover Plan, as set forth in Section 4.1.1 of Schedule A.

12. Within thirty (30) days after approval by Incumbent of the System Design, the Project Management Plan, as set forth in Section 4.1.1 of Schedule A.

13. Promptly after receipt of a list of suggested modifications from Incumbent, a revised Project Schedule, Cutover Plan or Project Management Plan, as the case may be, as set forth in Section 4.1.1 of Schedule A.

14. After installation has begun and until Commissioning a bi-weekly Progress Report, as set forth in Section 4.2.1 of Schedule A.

15. At any time, any revised Project Drawing, as described in Section 4.1.3 of Schedule A.

16.   Promptly after completion of the site acceptance testing set forth in
      Section 5 of Schedule A, a copy of the results of such testing.

17. At Commissioning, the Station Log Books as set forth in Section 6.2 of Schedule A.

18. At least fifteen (15) days prior to any Capacity Expansion, the Capacity Expansion Schedule, as set forth in Section 7.1 of Schedule A.

19. Upon receipt of the result of the testing performed on any Capacity Expansion, a copy of such results, as set forth in Section 7.1 of Schedule A.

20. At least two (2) weeks prior to the receipt of any equipment or materials, the ship and delivery schedules set forth in Section 8.12 of Schedule A.

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Escrow Agreement") is entered into as of September ___, 1997, by and among PathNet, Inc., a Delaware corporation ("PathNet") and KN Energy, Inc., a Kansas corporation ("Incumbent"), and Crestar Bank as escrow agent (the "Escrow Agent");

      WHEREAS, PathNet and Incumbent have entered into a Fixed Point Microwave Services Agreement dated as of the date hereof (the "FPM Agreement"), pursuant to which, among other things, Incumbent has engaged PathNet as, and PathNet has agreed to act as, Incumbent's sole representative for the purpose of (i) installing, managing and operating a high capacity digital microwave system along Incumbent's current microwave paths and (ii) marketing and selling any Excess Capacity created by such high capacity digital microwave system.

      WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the FPM Agreement;

      WHEREAS, pursuant to Section 4.4.4(b) of the FPM Agreement, PathNet shall deliver to the Escrow Agent the amount of [***] less the cost of any equipment provided by the vendors referred to in the Vendor Credit Assurances set forth in Section 4.4.4(a) of the FPM Agreement] (the "PathNet Escrow Deposit") and, pursuant to Section 4.1.5(b) of the FPM Agreement, Incumbent shall deliver to the Escrow Agent the amount of [***] (the "Incumbent Escrow Deposit"); and

      WHEREAS, the Escrow Agent has agreed to act as escrow agent hereunder in accordance with the terms and conditions hereinafter set forth;

      NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

      SECTION 1. Appointment of Escrow Agent. PathNet and Incumbent hereby mutually appoint and designate the Escrow Agent to receive, hold and disburse the PathNet Escrow Deposit and the Incumbent Escrow Deposit, in accordance with the terms and conditions of this Escrow Agreement, and the Escrow Agent hereby accepts such appointment and designation. Except as set forth in Section 3.2.3, PathNet shall pay all reasonable fees and expenses of the Escrow Agent in connection with this Escrow Agreement.

      SECTION 2. Escrow.

      2.1 Escrow of Funds by PathNet

            2.1.1 Delivery of Escrow Deposit.

            (a) Within ninety (90) days after delivery by PathNet to Incumbent of the System Design, PathNet shall deposit the amount in cash equal to fifty percent (50%) of the PathNet Escrow Deposit in an escrow account with the Escrow Agent to be held, drawn upon and returned by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

            (b) Within one hundred and twenty (120) days after delivery by PathNet of the first escrow payment set forth in Section 2.1.1(a), PathNet shall deposit the amount in cash equal to fifty percent (50%) of the PathNet Escrow Deposit in an escrow account with the Escrow Agent to be held, drawn upon and returned by the Escrow Agent in accordance with the terms and conditions hereinafter set forth

            2.1.2 Term of Escrow Agreement. The Escrow Agent shall hold the PathNet Escrow Deposit until Commissioning and upon Commissioning any remaining funds, together with interest that has accrued and been paid thereon, shall be paid by the Escrow Agent to PathNet or its designee.

            2.1.3 Release of Funds to PathNet. Upon receipt by the Escrow Agent of a written joint certification of PathNet and Incumbent substantially in form attached hereto as Attachment A to the effect that PathNet is entitled to receive a portion of or all of the PathNet Escrow Deposit in accordance with Section 4.4.4(b) of the FPM Agreement, the Escrow Agent shall promptly deliver to PathNet such portions of or all of the PathNet Escrow Deposit.

            2.1.4 Release of Funds to Incumbent. Upon receipt by the Escrow Agent of a written joint certification of PathNet and Incumbent substantially in the form attached hereto as Attachment A to the effect that Incumbent is entitled to receive a portion of or all of the PathNet Escrow Deposit in accordance with Section 4.4.4(b) of the FPM Agreement or upon receipt by the Escrow Agent of a court order directing payment to Incumbent of a portion of or all of the PathNet Escrow Deposit, the Escrow Agent shall promptly deliver to Incumbent such portions of or all of the PathNet Escrow Deposit.

      2.2 Escrow of Funds by Incumbent

            2.2.1 Delivery of Escrow Deposit. Simultaneous with the execution and delivery of the FPM Agreement, Incumbent shall deposit an amount in cash equal to the Incumbent Escrow Deposit in an escrow account with the Escrow Agent to be held, drawn upon and returned by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

            2.2.2 Term of Escrow Agreement. The Escrow Agent shall hold the Incumbent Escrow Deposit until Commissioning and upon Commissioning any remaining funds, together with interest that has accrued and been paid thereon, shall be paid by the Escrow Agent to Incumbent or its designee.

            2.2.3 Release of Funds to Incumbent. Upon receipt by the Escrow Agent of a written joint certification of PathNet and Incumbent substantially in the form attached hereto as Attachment B to the effect that Incumbent is entitled to receive a portion of or all of the PathNet Escrow Deposit in accordance with Section 4.1.5 of the FPM Agreement, the Escrow Agent shall promptly deliver to Incumbent such portions of or all of the PathNet Escrow Deposit.

            2.2.3 Release of Funds to PathNet. Upon receipt by the Escrow Agent of a written joint certification of PathNet and Incumbent substantially in form attached hereto as Attachment B to the effect that PathNet is entitled to receive a portion of or all of the Incumbent Escrow Deposit in accordance with Section 4.1.5 of the FPM Agreement, or upon receipt by the Escrow Agent of a court order directing payment to PathNet of a portion of or all of the Incumbent Escrow Deposit, the Escrow Agent shall promptly deliver to PathNet such portions of or all of the Incumbent Escrow Deposit.

      SECTION 3. Concerning the Escrow Agent.

      3.1 Duties. The Escrow Agent undertakes to perform all duties which are expressly set forth herein.

      3.2 Indemnification.

            3.2.1 The Escrow Agent may rely upon and shall be protected in acting or refraining from acting upon any written notice, instruction, certification, or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper parties or party.

            3.2.2 The Escrow Agent shall not be liable for any action taken by it in good faith and without negligence, and believed by it to be authorized or within the rights or powers conferred upon it by this Escrow Agreement.

            3.2.3 PathNet and Incumbent hereby agree to indemnify the Escrow Agent for and to hold the Escrow Agent harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on the part of the Escrow Agent, arising out of or in connection with the Escrow Agent entering into this Escrow Agreement and carrying out its duties hereunder, including costs and expenses of successfully defending the Escrow Agent against any claim of liability with respect thereto. PathNet shall pay one half of any payment made pursuant to this Section
      3.2.3 and Incumbent shall pay one half.

      3.3 Other Matters. The Escrow Agent (and any successor escrow agent) reserves the right to resign as the Escrow Agent at any time upon thirty (30) days prior written notice to each of PathNet and Incumbent. Upon mutual agreement, PathNet and Incumbent reserve the right to remove the Escrow Agent at any time upon thirty (30) days written notice to the Escrow Agent. In the event of any litigation or dispute by the parties hereunder affecting its duties, the Escrow Agent shall take no action until such action is agreed to in writing by the parties hereto, or until receipt of an order of a court having jurisdiction directing the Escrow Agent with respect to the action which is the subject of such litigation or dispute. The Escrow Agent neither approves nor disapproves of the transactions contemplated by the FPM Agreement or this Escrow Agreement, nor does it recommend for or against, or have an opinion as to the legality or validity of, this transaction.

      SECTION 4. Termination. This Escrow Agreement shall terminate (i) automatically upon the return of both the PathNet Escrow Deposit and the Incumbent Escrow Deposit pursuant to Section 2.1.2 and Section 2.2.2, respectively (ii) automatically upon the delivery of the entire PathNet Escrow Deposit and the Incumbent Escrow Deposit made pursuant to Section 2.1.3 or
Section 2.1.4 and Section 2.2.3, respectively or (iii) upon written mutual consent signed by PathNet and Incumbent.

      SECTION 5. Additional Actions and Documents. Each of the parties hereto agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, instruments and agreement, and will obtain such consents as may be necessary or as may reasonably be requested in order to fully effectuate the purposes, terms and conditions of this Escrow Agreement.

      SECTION 6. Notice. All notices, demands, requests, or other communications which may be or are required to be given, served or sent by any party pursuant to this Escrow Agreement shall be in writing and shall be hand delivered, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier or transmitted by telegram or telex addressed as follows:

            If to PathNet:

                  PathNet, Inc.
                  1015 31st Street, N.W.
                  Washington, D.C. 20007
                  Attention: Michael Lubin
                             Vice President and General Counsel
                  Tel: (301) 209-1020
                  Fax: (301) 209-1018

            If to Incumbent:

                  KN Energy, Inc.
                  370 Van Gordon Street
                  P.O. Box 281304
                  Lakewood, CO 80228-8304
                  Tel: (303) 763-3510

            If to Escrow Agent:

                  William F. Michie III
                  Corporate Trust Officer
                  Crestar Bank
                  919 East Main Street
                  10th Floor
                  Richmond, VA 23219
                  (804) 782-5581
                  (804) 782-7855 (Fax)

Or such other address as the addressee may indicate by written notice to the other parties. Each notice, demand, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

      SECTION 7. Benefit and Assignment. This Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provisions of this Escrow Agreement against any of the parties hereto or their respective successors and assigns as permitted hereunder. At any time and from time to time, PathNet shall have the right to assign this Agreement or any of PathNet's rights and obligations under this Agreement; provided, that in no event shall any such assignment relieve PathNet of its obligations under this Agreement. Incumbent may not or shall not have the right to assign this Agreement or any of its rights and obligations hereunder without the prior written consent of PathNet, which consent shall not be unreasonably withheld; provided, however, Incumbent may assign its right and obligations, in whole but not in part, under this Agreement without the approval of PathNet, to any entity which acquires all or substantially all of the assets of Incumbent or to any subsidiary, Affiliate or successor in a merger or consolidation of Incumbent; provided, that in no event shall any such assignment relieve Incumbent of its obligations under this Agreement.

      SECTION 8. Entire Agreement; Amendment. This Escrow Agreement together with the schedules, exhibits and attachments hereto contains the entire agreement among the parties with respect to the subject matter hereof and supercedes all prior oral or written agreements, commitments or understandings with respect to such matters. PathNet and Incumbent shall furnish the Escrow Agent with a copy (without Schedules and Exhibits) of the FPM Agreement. This Escrow Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      SECTION 9. Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Escrow Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right power or privilege or the exercise of any other right power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

      SECTION 10. Expenses. Subject to the provisions of Section 1 and Section
3.2.3 each party shall pay its own expenses incident to this Escrow Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

      SECTION 11. Consent to Jurisdiction; Enforceability. This Escrow Agreement and the duties and obligations of the parties hereunder shall be enforceable against any of the parties in the courts of the Untied States of America and of the State of Maryland. For such purpose, each party hereto hereby irrevocable submits to the non-exclusive jurisdiction of such court or courts and agrees that all claims in respect of this Escrow Agreement and such other agreements, documents and instruments may be heard and determined in such courts. Each party hereby irrevocably agrees that a final judgment of any of the courts specified above in any action or proceeding relating to this Escrow Agreement or to any of the other agreements, documents or instruments referred to herein or therein shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      SECTION 12. Severability. If any part of any provision of this Escrow Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Escrow Agreement.

      SECTION 13. Governing Law. This Escrow Agreement, the rights and obligation of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland (excluding the choice of law rules thereof)

      SECTION 14. Limitation on Benefits. The covenants, undertaking and agreements set forth in this Escrow Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto, and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

      SECTION 15. Binding Effect. Subject to any provisions hereof restricting assignment, this Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

      SECTION 16. Headings. The headings of the sections and subsections contained in this Escrow Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

      SECTION 17. Signature in Counterparts. This Escrow Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Escrow Agreement to produce or account for more that the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

      IN WITNESS WHEREOF, each of the parties hereto has executed or has caused this Escrow Agreement to be executed on its behalf, all as of the date first above written.

                                        PATHNET, INC.


                                        By:  /s/ Dave Schaeffer
                                           --------------------------------
                                        Name: Dave Schaeffer
                                             ------------------------------
                                        Title: Chairman
                                             ------------------------------

                                        KN ENERGY, INC.


                                        By: /s/ H. Rickey Wells
                                           --------------------------------
                                        Name: H. Rickey Wells
                                             ------------------------------
                                        Title: VP Business Ops
                                             ------------------------------

                                        CRESTAR BANK


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Tile:
                                             ------------------------------

                                  ATTACHMENT A

                               JOINT CERTIFICATION

      I, ___________________, ___________________, of PathNet, Inc. ("PathNet")
and I, __________________, ________________ of KN Energy, Inc. ("Incumbent"),
hereby certify as follows:

      1. PathNet and Incumbent entered into a Fixed Point Microwave Services Agreement, dated as of September ______, 1997 (the "FPM Agreement") pursuant to which among other things, Incumbent engaged PathNet as, and PathNet agreed to act as, Incumbent's sole representative for the purpose of (i) installing, managing and operating a high capacity digital microwave system along Incumbent's current microwave paths and (ii) marketing and selling any excess capacity created by such high capacity digital microwave system, all in accordance with and subject to the terms and conditions set forth in the FPM Agreement.

      2. Pursuant to the FPM Agreement, PathNet, Incumbent and Crestar Bank(the "Escrow Agent") entered into an Escrow Agreement, dated as of September _____, 1997 (the "Escrow Agreement"), in accordance with which PathNet delivered to the Escrow Agent the sum of [five million two hundred and sixty-four thousand and six hundred and twenty-five dollars ($5,264,625) less the cost of any equipment provided by the vendors referred to in the Vendor Credit Assurances set forth in
Section 4.4.4(a) of the FPM Agreement] (in two equal payments) (the "PathNet Escrow Deposit"), subject to the terms of the FPM Agreement and the Escrow Agreement.

      3. Attached to this Joint Certification is [an invoice or other such purchase order or bill relating to a PathNet Item (as such term is defined in the FPM Agreement) evidencing the performance of certain services by PathNet as set forth in the FPM Agreement.] [An affidavit of Incumbent certifying that PathNet has failed to timely meet its payment responsibilities with respect to the PathNet Items (as such term is defined in the FPM Agreement) or fails to complete the System in accordance with Section 13.2.1 (ix) of the FPM Agreement in accordance with the terms and provisions of the FPM Agreement and setting forth in detail a description of the facts and circumstances surrounding such failure.]

      4. Pursuant to Section 4.4.4(b) of the FPM Agreement and [Section 2.1.3/Section 2.1.4] of the Escrow Agreement, [PathNet/Incumbent] is entitled to receive, from the PathNet Escrow Deposit, the following sum: _____________ ($_________).

      5. The Escrow Agent is hereby directed promptly upon receipt of this certification to release the portion of the Escrow Deposit as set forth in
Section 3, above to PathNet/Incumbent pursuant to [Section 2.1.3/Section 2.1.4] of the Escrow Agreement.

      Each of_______ and ________ on behalf of PathNet and Incumbent, respectively, certify that the foregoing is true and correct.

PATHNET, INC.                             KN ENERGY, INC.

By:                                       By:
    ---------------------------------         ------------------------------
Name:                                     Name:
      ------------------------------            ----------------------------
Title:                                    Title:
       --------------------------------          -----------------------------

                                  ATTACHMENT B

                               JOINT CERTIFICATION

      I, ____________________, ____________________________ of PathNet, Inc.
("PathNet") and I, _________________ of KN Energy, Inc., a Kansas Corporation ("Incumbent"), hereby certify as follows:

      1. PathNet and Incumbent entered into a Fixed Point Microwave Services Agreement, dated as of September ______, 1997 (the "FPM Agreement") pursuant to which among other things, Incumbent engaged PathNet as, and PathNet agreed to act as, Incumbent's sole representative for the purpose of (i) installing, managing and operating a high capacity digital microwave system along Incumbent's current microwave paths and (ii) marketing and selling any excess capacity created by such high capacity digital microwave system, all in accordance with and subject to the terms and conditions set forth in the FPM Agreement.

      2. Pursuant to the FPM Agreement, PathNet, Incumbent and Crestar Bank (the "Escrow Agent") entered into an Escrow Agreement, dated as of ________________ 199__ (the "Escrow Agreement"), in accordance with which Incumbent delivered to the Escrow Agent the sum of two hundred thousand dollars ($200,000) (the "Incumbent Escrow Deposit"), subject to the terms of the FPM Agreement and the Escrow Agreement.

      3. Attached to this Joint Certification is an invoice or other such purchase order or bill relating to a PathNet Item (as such term is defined in the FPM Agreement) evidencing the performance of certain services by PathNet as set forth in the FPM Agreement.

      4. Pursuant to Section 4.1.5 of the FPM Agreement and [Section 2.2.3 /
Section 2.2.4] of the Escrow Agreement, PathNet/Incumbent is entitled to receive, from the Incumbent Escrow Deposit, the following sum: _____________ ($__________).

      5. The Escrow Agent is hereby directed promptly upon receipt of this certification to release the portion of the Incumbent Escrow Deposit as set forth in Section 3, above to PathNet pursuant to [Section 2.2.3/Section 2.2.4] of the Escrow Agreement.

      Each of _______ and ________ on behalf of PathNet and Incumbent, respectively, certify that the foregoing is true and correct.

PATHNET, INC.                             KN ENERGY, INC.

By:                                       By:
    ---------------------------------         ------------------------------
Name:                                     Name:
      ------------------------------            ----------------------------
Title:                                    Title:
       --------------------------------          -----------------------------

                                   SCHEDULE R

                           FORM OF SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement"), dated as of September ____, 1997, between PathNet, Inc., a Delaware corporation with its principal place of business at the address set forth below ("Pledgor") and KN Energy, Inc., a Kansas corporation with its principal place of business at the address set forth below ("Pledgee").

                                    RECITALS

      WHEREAS, Pledgor and Pledgee have entered into a Fixed Point Microwave Services Agreement, dated as of September ___, 1997 (the "FPM Agreement") pursuant to which Pledgee has agreed, among other things, to engage Pledgor as, and Pledgor has agreed to act as, Pledgee's sole representative for the purpose of, (i) installing, managing and operating a high capacity digital microwave system along Pledgee's current microwave paths (the "System"), and (ii) marketing and selling any excess capacity created by such high capacity digital microwave system; and

      WHEREAS, Pledgor is the owner of those certain radios, radio software, antenna, waveguide, multiplexers and other equipment necessary to operate the Initial System (as such term is defined in the FPM Agreement) (collectively, the "Assets"), all of which are identified more particularly on Exhibit A attached hereto; and

      WHEREAS, a condition to the execution, delivery and consummation of the transactions contemplated by the FPM Agreement is the execution and delivery of this Agreement;

      WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the FPM Agreement;

      NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

      1. Grant of Security Interest in Assets. In order to induce Pledgee to execute, deliver and perform the FPM Agreement and as security for Pledgor's or Pledgee's successors' performance of Pledgor's obligations under the FPM Agreement and in consideration for the Project fee, Pledgor hereby assigns, conveys, mortgages, pledges, hypothecates, transfers and confirms to Pledgee, its successors and assigns, and hereby grants to Pledgee a lien on and security interest in, all of Pledgor's right, title, interest and powers in the Assets. This Agreement constitutes a valid and continuing lien on and security interest in the Assets in favor of Pledgee, prior to all other liens, encumbrances, security interest and rights of others and is enforceable as such as against creditors of and purchasers from the Pledgor. All such action necessary or desirable to protect and perfect such security interest in each item of the Assets will have been duly taken prior to the date the Assets are installed, including but not limited to the

Pledgor, at its expense, causing UCC-1 Financing Statements with respect to the Assets to be filed and recorded in all places necessary to establish create and perfect the lien intended to be created hereby.

      2. Events of Default. The occurrence of any of the following events or circumstances shall constitute an Event of Default under this Agreement:

            (a) the liquidation or dissolution of Pledgor under Chapter 7 to the Federal bankruptcy laws or otherwise under the Delaware general corporation law, or

            (b) the default by Pledgor under its financing arrangement with its Vendor and Incumbent's receipt of written notice from such vendor stating its intention to waive its right to operate the System for the purpose of generating Revenue from the sale of Excess Capacity.

      3. Remedies Upon Default. If an Event of Default shall have occurred, the Pledgee may, in addition to any remedies it may have under the FPM Agreement,
(a) take possession or control of, store, lease, operate, manage, sell or otherwise dispose of all or any part of the Assets, (b) notify all parties under any account or contract forming all or any part of the Assets to make any payments due to Pledgor directly to Pledgee, (c) in the name of Pledgor or in the name of Pledgee, demand, collect, receive, sue for and give receipts and releases for any and all amounts due under such account and contract rights, (d) endorse as the agent of Pledgor any check, note, chattel paper, documents or instruments forming all or any part of the Assets, (e) make formal application for the transfer to Pledgee of all of Pledgor's Permits, licenses, approvals and the like relating to the Assets and (f) take any action which Pledgee deems necessary or desirable to protect and realize upon the security interest in the Assets.

      4. Termination of Security Interest. The security interest set forth in
Section 1 above shall terminate on the later of the date which is the twenty-fifth anniversary of Commissioning and simultaneously with the expiration of the FPM Agreement. Upon expiration, the Pledgee shall take possession of the Assets.

      5. Representations, Warranties and Covenants of the Pledgor. The Pledgor hereby represents, warrants and covenants that:

            (a) The Pledgor has full corporate power and authority to execute and deliver and perform its obligations under this Agreement and this Agreement is the Pledgor's valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, (ii) equitable rules or principles affecting the enforcement of obligations generally, whether at law or in equity, or (iii) the exercise of the discretionary powers of any court before which may be brought any proceeding seeking equitable remedies, including, without limitation, specific performance and injunctive relief.

            (b) Pledgor represents and warrants that it is or will be before Commissioning (as such term is defined in the FPM Agreement) the owner of the Assets and has good and marketable title to the Assets, free and clear of all liens, security interests and other encumbrances, except for those in favor of the Pledgee.

            (c) Pledgor will not sell, lease, transfer, exchange or otherwise dispose of the Assets, or any part thereof, without the prior written consent of Pledgee, and will not permit any lien, security interest or other encumbrance to attach to the Assets, or any part thereof, other than those in favor of the Pledgee or those permitted by Pledgee in writing.

            (d) No approval, consent or other action by the stockholders and Pledgor or by any governmental authority, or by any other person or entity, is or will be necessary to permit the valid execution, delivery and performance by the Pledgor of this Agreement or any other instruments or agreements executed in connection herewith.

      6. Waiver of Notice, Etc. Except as specifically provided for herein, the Pledgor waives demand, notice, protest, notice of acceptance of this Agreement, notice of any extensions granted, collateral received or delivered or any action taken in reliance hereon; all demands and notices in connection with the delivery, acceptance, performance, default or enforcement of any obligation and all other demands and notices of any description; and assents to any extension or postponement of the time of payment of any of the obligations created hereunder or any other indulgence.

      7. Governing Law. This Agreement is to be governed by and construed in accordance with the laws of the State of New York. The Pledgor agrees that any action or proceeding brought by the Pledgee under this Agreement (a) will be litigated under the laws of the State of New York and agrees to be subject to the jurisdiction of the Courts of the State of New York or (in a case involving diversity of citizenship) the United States District Court for New York, (b) that service of process of any summons and complaint in any such action or proceeding may be made by registered or certified mail directed to the Pledgor at the address hereafter set forth, the Pledgor waiving personal service thereof, and (c) within forty-five (45) days after summons and complaint, and should the Pledgor so served fail to appear or answer within said forty-five
(45) day period, the Pledgor shall be deemed in default and judgment entered against the Pledgor for the amount demarked in any summons and complaint so served.

      8. Succession. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns and shall also inure to the benefit of the holders from time to time of the obligations.

      9. Invalidity of Provisions. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      10. Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

      11. Notices. All communications under or with respect to this Agreement shall be in writing and shall be delivered to the parties in the manner proscribed and addressed as designated in the FPM Agreement, subject to a change thereof by written notice.

      12. Counterparts. This Agreement may be executed in two or more counterparts, all of which together shall constitute one and the same instrument.

      13. Entire Agreement. This Agreement embodies the entire understanding of the parties with respect to the subject matter of this Agreement and no oral understandings exist among the parties hereto with respect to the subject matter hereof except as herein expressly set forth.

      14. Captions. The captions of this Agreement are for convenience only and shall neither limit nor enlarge the provisions hereof.

      15. FCC Consent. Notwithstanding anything to the contrary contained herein or the FPM Agreement, the Pledgee will not take any action pursuant to this Agreement or the FPM Agreement that would constitute or result in any assignment of or a transfer of control of any FCC authorization(s) held by Pledgor if such assignment or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval of the FCC. The Pledgee specifically agrees that (a) the voting rights of the pledged assets will remain with the Pledgor upon and following the occurrence of an Event of Default unless any required prior approvals of the FCC to the transfer of such voting rights to the Pledgee shall have been obtained; and (b) prior to the exercise of voting rights by the purchaser at any such sale, the prior consent of the FCC pursuant to 47 U.S.C. 310(d) will be obtained. The Pledgor agrees to take any action which the Pledgee may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Pledgee by this Agreement including specifically the use of the best efforts of the Pledgor to assist in obtaining approval of the FCC for any action or transaction contemplated by this Agreement which is then required by law, and specifically, without limitation, upon request following the occurrence of an Event of Default, to prepare, sign and file (or cause to be prepared, signed or filed) with the FCC any portion of any application or applications for consent to the assignment of an authorization or transfer of control required to be signed by the Pledgor and necessary or appropriate under the FCC's rules and regulations for approval of any sale or transfer of any of the capital stock or assets of the Pledgor or any transfer of control of any FCC authorization.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PATHNET, INC.                             KN ENERGY, INC.

By:                                       By:
    ---------------------------------         ------------------------------
Its:                                      Its:
      ------------------------------            ----------------------------


Address:  1015 31st Street, N.W.              370 Van Gordon Street
          Washington, D.C. 20007              P.O. Box 281304
                                              Lakewood, CO  80228-8304